                                                                   EXHIBIT 10.50



                              FACILITY AGREEMENT

                          Dated as of April 23, 1992


                                     Among


                         FIRST HEALTHCARE CORPORATION

                                      and

                         Certain Limited Partnerships

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

RECITALS..................................................................    1

ARTICLE I - DEFINITIONS...................................................    1

 1.01  Certain Defined Terms..............................................    1
 1.02  Accounting Terms...................................................    7
 1.03  Sections, Etc......................................................    7
 1.04  Construction of Certain Provisions.................................    7

ARTICLE II - TERMS OF PURCHASE AND SALE; SUBLEASE.........................    8

 2.01  Purchase and Sale..................................................    8
 2.02  Excluded Assets....................................................    9
 2.03  Assumption of Liabilities..........................................    9
 2.04  Assignment of Contracts and Rights; No Adjustment of Purchase
        Price or Rent or Termination of Agreement.........................    9
 2.05  Deposit............................................................   10
 2.06  Purchase Price.....................................................   10
 2.07  Allocation of Purchase Price.......................................   10
 2.08  Payment of Purchase Price..........................................   10
 2.09  Security for Buyers' Obligations...................................   11
 2.10  Subleases; Rent....................................................   11
 2.11  Subsidy............................................................   11
 2.12  Subsidy Reduction..................................................   11
 2.13  Guaranty of Buyers' Obligations....................................   12
 2.14  No Recourse........................................................   12


ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLER....................   13

 3.01  Corporate Existence and Power......................................   13
 3.02  Corporate Authorization............................................   13
 3.03  Non-Contravention..................................................   13
 3.04  Litigation.........................................................   13
 3.05  Bankruptcy.........................................................   13
 3.06  Compliance with Laws...............................................   13
 3.07  Reporting Requirements.............................................   13
 3.08  License............................................................   14
 3.09  Personal Funds of Residents........................................   14
 3.10  Life Care Contracts................................................   14
 3.11  Admission Agreements and Patient Rolls.............................   14
 3.12  Facility Financial Statements......................................   14
 3.13  Absence of Certain Changes.........................................   14
 3.14  Collective Bargaining Agreements...................................   14
 3.15  Taxes..............................................................   14
 3.16  Environmental Compliance...........................................   15
 3.17  Finders' Fees......................................................   15
 3.18  Third Party Consents...............................................   15

 3.19  No Default.........................................................   15
 3.20  Schedules..........................................................   15

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYERS.....................   15

 4.01  Partnership Existence and Power....................................   15
 4.02  Partnership Authorization, Etc.....................................   15
 4.03  Non-Contravention..................................................   16
 4.04  Litigation.........................................................   16
 4.05  Bankruptcy.........................................................   16
 4.06  Finders' Fees......................................................   16
 4.07  Schedules..........................................................   16
 4.08  General Partner....................................................   16

ARTICLE V - CERTAIN COVENANTS OF SELLER....................................   16

 5.01  Operation of the Facilities........................................   16
 5.02  Access to Information..............................................   17
 5.03  Notices of Certain Events..........................................   17
 5.04  Taxes..............................................................   17
 5.05  Reporting Requirements.............................................   17
 5.06  Government Surveys, Reports and Other Information..................   18
 5.07  Confidentiality....................................................   18
 5.08  Non-Competition Agreement..........................................   19
 5.09  Further Encumbrances...............................................   19
 5.10  Payment of Certain Senior Debt.....................................   19
 5.11  Prepayments of Promissory Notes; Release Premium...................   19
 5.12  Release of Mortgages...............................................   20

ARTICLE VI - CERTAIN COVENANTS OF BUYERS..................................   20

 6.01  Conduct............................................................   20
 6.02  Notices of Certain Events..........................................   20
 6.03  Confidentiality....................................................   20
 6.04  Access.............................................................   21
 6.05  Removal of Signs, Etc..............................................   21
 6.06  Licenses, Etc......................................................   21
 6.07  Application of Certain Proceeds....................................   21
 6.08  Books, Records, Etc................................................   21

ARTICLE VII - CERTAIN COVENANTS OF SELLER AND BUYERS......................   22

 7.01  Diligent Efforts; Further Assurances...............................   22
 7.02  Certain Filings....................................................   22
 7.03  Public Announcements...............................................   22
 7.04  Cooperation as to Taxes............................................   22
 7.05  Allocation of Taxes................................................   22
 7.06  Allocation of Other Charges........................................   23
 7.07  Employees..........................................................   23
 7.08  Receivables........................................................   24
 7.09  Patient Trust Funds................................................   25
 7.10  Preliminary Commitment for Title Insurance.........................   25

 7.11  Condition of Purchased Assets and Leased Facilities; Disclaimer
        of Warranties.....................................................   25
 7.12  Inspection.........................................................   26
 7.13  Destruction of or Damage to Facilities.............................   27
 7.14  Consents...........................................................   28
 7.15  Inventory..........................................................   28
 7.16  Schedules and Exhibits.............................................   28
 7.17  Financing..........................................................   28
 7.18  Delivery of Certain Documents......................................   29

ARTICLE VIII - CLOSING....................................................   29

 8.01  Closing............................................................   29
 8.02  Conveyance; Sublease...............................................   29
 8.03  Possession and Risk of Loss........................................   29
 8.04  Seller's Delivery of Documents at Closing..........................   29
 8.05  Buyers' Delivery of Documents and Purchase Price at Closing........   30
 8.06  Certain Payments and Prorations....................................   31

ARTICLE IX - CONDITIONS TO CLOSING........................................   32

 9.01  Conditions to the Obligations of Seller and Buyers.................   32
 9.02  Additional Conditions to the Obligation of Buyers..................   33
 9.03  Additional Conditions to the Obligation of Seller..................   33

ARTICLE X - SURVIVAL; INDEMNIFICATION.....................................   34

10.01  Survival...........................................................   34
10.02  Idemnification by Seller...........................................   34
10.03  Idemnification by Buyers...........................................   34
10.04  Procedures.........................................................   35
10.05  Exclusivity........................................................   35

ARTICLE XI - TERMINATION..................................................   35

11.01  Grounds for Termination............................................   35
11.02  Effect of Termination..............................................   36

ARTICLE XII - MISCELLANEOUS...............................................   36

12.01  Notices............................................................   36
12.02  Amendments, Etc....................................................   37
12.03  No Waivers; Remedies Cumulative....................................   38
12.04  Expenses...........................................................   38
12.05  Successors and Assigns.............................................   38
12.06  Joint and Several Liability........................................   38
12.07  Counterparts; Effectiveness........................................   38
12.08  Entire Agreement...................................................   38
12.09  Severability.......................................................   38
12.10  Captions...........................................................   38
12.11  Arbitration........................................................   39
12.12  Bulk Sales Laws....................................................   39

12.13  Governing Law......................................................   39

Schedule 1.01A      Assumed Contracts and Certain Consents
Schedule 1.01B      Owned Facilities and Certain Bonds
Schedule 1.01C      Leased Facilities
Schedule 1.01D      Leased Facilities As to Which Buyers Shall Have Been
                      Assigned Option to Purchase
Schedule 1.01E      Real Property Description and Certain Permitted Liens
Schedule 2.03(a)    Certain Assumed Liabilities
Schedule 2.07       Allocation Schedule
Schedule 2.08(c)    Promissory Note Principal Amounts
Schedule 2.11       Subsidy Reduction Upon Certain Sublease Terminations
Schedule 2.12       Subsidy Reduction
Schedule 3.04       Seller Litigation
Schedule 3.08       Licensure
Schedule 3.10       Life Care Contracts
Schedule 3.16       Environmental Disclosure
Schedule 4.04       Buyer Litigation

Exhibit A           Form of Assignment and Assumption Agreement
Exhibit B           Form of Promissory Note
Exhibit C-1         Form of Deed of Trust, Assignment, Security Agreement and
                      Financing Statement (Fixture Filing)
Exhibit C-2         Form of Mortgage, Assignment, Security Agreement and
                      Financing Statement (Fixture Filing)
Exhibit D           Form of Guaranty
Exhibit E           Form of Receipt and Assumption Agreement
Exhibit F           Form of Deeds
Exhibit G           Form of Bill of Sale and General Assignment
Exhibit H           Form of Opinion of General Counsel to the Seller
Exhibit I           Form of Pharmacy Partnership Agreement
Exhibit J           Form of Pharmacy Management Agreement
Exhibit K           Form of Rehab Partnership Agreement
Exhibit L           Form of Rehab Management Agreement
Exhibit M           Form of Accounting Services Agreement
Exhibit N           Form of Opinion of House & Blanco, P.A.

                              FACILITY AGREEMENT



          This FACILITY AGREEMENT, dated as of April 23, 1992, is made among FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Seller"), and the limited partnerships listed on the signature pages hereto (individually, a "Buyer" and collectively, the "Buyers").

                                   RECITALS


          A. The Seller owns or, subject to certain purchase options, will own the Owned Facilities (as defined below) and leases or subleases the Leased Facilities (as defined below).

          B. The Seller desires to sell to the Buyers, and the Buyers desire to purchase from the Seller, the Seller's right, title and interest in and to the Owned Facilities and the other Purchased Assets (as defined below), upon the terms and subject to the conditions set forth in this Agreement.

          C. The Seller desires to sublease to the Buyers, and the Buyers desire to sublease from the Seller, the Leased Facilities, upon the terms and subject to the conditions set forth in this Agreement and the Subleases (as defined below).

          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          1.01  Certain Defined Terms. As used in this Agreement, the
                ---------------------
following terms shall have the following meanings:

                "Accounting Services Agreements" has the meaning assigned to that term in Section 8.04(p).

                "Agreement" means this Facility Agreement, as it may be amended or otherwise modified in accordance with Section 12.02.

                "Allocation Schedule" has the meaning assigned to that term in
Section 2.07.

                "Assignment and Assumption Agreements" has the meaning assigned to that term in Section 2.03.

                "Assumed Contracts" means, subject to Section 2.04, the leases, licenses, contracts and agreements listed or otherwise described in Schedule 1.01A.

                "Assumed Liabilities" has the meaning assigned to that term in
Section 2.03.

                "Bethesda Sublease" has the meaning assigned to that term in
Section 2.01.

                "Bills of Sale" has the meaning assigned to that term in Section 8.02.

                "Bond-financed Owned Facilities" means the facilities listed in Part B of Schedule 1.01B.

                "Bonds" means the bonds listed in Part B of Schedule 1.01B.

                "Buyers" has the meaning assigned to that term in the preamble to this Agreement.

                "Buyer Loss" means any loss, damage, injury, liability, Tax, fine, penalty, cost and expense (including reasonable attorneys' fees and disbursements) incurred or suffered by the Buyers. When calculating the dollar amount of any Buyer Loss, an allowance shall be made for any insurance proceeds or other recovery from third parties received by the Buyers in connection with such Buyer Loss. In addition, the dollar amount of any Buyer Loss shall be calculated net of any United States federal income tax benefit from such Buyer Loss utilized by the Buyers in the taxable year in which such Buyer Loss arises. The amount of any such United States federal income tax benefit shall be equal to the difference between (i) the overall United States federal income tax liability of the Buyers including such Buyer Loss for such taxable year and (ii) the overall United States federal income tax liability of the Buyers excluding such Buyer Loss for such taxable year.

                "Charlevoix Lease" has the meaning assigned to that term in
Section 2.01.

                "Closing" has the meaning assigned to that term in Section
8.01.

                "Closing Date" means the date on which the Closing occurs.

                "Deeds" has the meaning assigned to that term in Section 8.02.

                "Deposit" has the meaning assigned to that term in Section
2.05.

                "Employee" means any Person who is employed by the Seller as an employee of any Facility and who, as of 11:00 p.m. on the day immediately preceding the Closing Date, is actively employed by the Seller or is on short-term disability leave, authorized leave of absence, military service or lay-off with recall rights as of the Closing Date, but excludes any Person who is on long-term disability leave or unauthorized leave of absence on the Closing Date or who has died, retired or otherwise terminated his or her employment on or before the Closing Date.

                "Employee Benefit Program" has the meaning assigned to that term in Section 7.07.

                "Employment Law" means any of the Worker Adjustment and Retraining Notification Act, the rules and regulations promulgated under that act, and any similar federal, state or local law (including any law pertaining to severance pay), as supplemented or amended.

                "Environmental Law" means any federal, state or local statute, rule, regulation, ordinance, order, judgment, decree, injunction or common law pertaining to the protection of human health or the environment, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)(S)9601-9675), the Toxic Substance Control Act (15 U.S.C. (S)(S)2601-
2671), the Hazardous Materials Transportation Act (49 U.S.C. (S)(S)1801-1813), the Federal Water Pollution Control Act (33 U.S.C. (S)(S)1251-1387), the Clean Air Act (42 U.S.C. (S)(S)7401-7671q), the Safe Drinking Water Act (42 U.S.C.
(S)(S)300f-300j-26), the Solid Waste Disposal Act (42 U.S.C. (S)(S)6901-6992k),
the Coastal Zone Management Act (16 U.S.C. (S)(S)1451-1464), and the Occupational Safety and Health Act (29 U.S.C. (S)651 et seq.), and any similar
                                                      -- ---
federal, state or local law, as supplemented or amended.

                "Escrow Account" has the meaning assigned to that term in
section 2.05.

                "Escrow" Agent" means Chicago Title Insurance Company, a Missouri corporation, or an affiliate or agent of Chicago Title Insurance Company or such other Person agreed to by the parties, and any successor.

                "Event of Default" has the meaning assigned to that term in the Promissory Notes.

                "Excluded Assets" means the following assets whether or not relating to or affecting any Facility: (a) all cash, bank accounts, profit-sharing funds, pension funds and similar funds; (b) all accounts, notes and other receivables (including all patient accounts and patient balances and other accounts, notes and other receivables in respect of the ownership, lease, use and operation of any Facility and the other Purchased Assets prior to the Closing); (c) except as provided in Section 2.12, all rights to moneys and other sums due and to become due from any governmental or regulatory authority in respect of any cost report filed with respect to any Facility for any cost reporting period ended on or prior to the Closing Date, whether by reason of an adjustment in rates by such governmental or regulatory authority or otherwise;
(d) all personnel, employment and payroll records that relate to employees of any Facility, except such records that are required by law to be kept at any Facility; (e) all books, records, files and papers (whether in hard copy or computer format) that are not used exclusively in, or that do not relate exclusively to or exclusively affect, any Facility, including engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence lists of suppliers, lists of patients and residents, personnel and employment records, payroll records and information relating to any Tax; (f) all Intellectual Property Rights; (g) all computers; (h) Purchased Assets that are sold or otherwise disposed of in the ordinary course of the operation of any Facility and not in vioLation of any provisions of this Agreement from the date of this Agreement until the Closing Date; (i) any license, permit or other governmental or regulatory authorization that relates to or affects any Facility but is not assignable or transferable; (i) any Seller Trade Name; and (k) any lease or license of, and any other contract or agreement relating to or affecting, any Facility (1) if any consent by any Person is required for the sale, assignment, transfer, conveyance or delivery of such lease, license, contract or agreement and such consent is not obtained or (2) if the sale, assignment transfer, conveyance or delivery of such lease, license, contract or agreement is prohibited by law, contract or otherwise.

                "Executive Committee" means the executive committee of the board of directors of Hillhaven.

                "Extended Review Period" has the meaning assigned to that term in Section 7.10.

                "Facilities" means the Owned Facilities and the Leased
Facilities.

                "Facility Financial Statements" means (i) the unaudited Summary of Financial Results of each Facility for the fiscal years ended May 31, 1990, and May 31, 1991, respectively, (ii) the unaudited 1991 Operations Analysis for each Facility for the fiscal year ended May 31, 1991, (iii) the unaudited 1990 Operations Analysis for each Facility for the fiscal year ended May 31, 1990, and (iv) the unaudited monthly Operations Analyses for each Facility that are provided to the Buyers pursuant to Section 5.02.

                "First Lien Mortgage" has the meaning assigned to that term in the applicable Mortgage.

                "General Partner" means Meadowbrook Manor of Kansas & Missouri, Inc., a North Carolina corporation.

                "Guarantors" means Don G. Angell and Daniel D. Mosca.

                "Guaranty" has the meaning assigned to that term in Section
2.13.

                "Hazardous Substance" means any hazardous, toxic, radioactive or infectious substance, material, waste, pollutant or contaminant as defined, listed or regulated under any Environmental Law, including asbestos and petroleum oil and its fractions.

                "Hillhaven" means The Hillhaven Corporation, a Nevada corporation.

                "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated under that act.

                "Improvements" means all buildings, structures, facilities and other improvements erected on, attached to or located in or upon any Real Property, all building materials attached to or contained in such buildings, structures, facilities or improvements, and all building equipment and fixtures (including goods that are so related to such Real Property that an interest therein arises under real estate law) located in or upon any Real Property or attached to, contained in, or used exclusively in connection with, any such buildings, structures, facilities or improvements.

                "Indemnified Party" has the meaning assigned to that term in
Section 10.04.

                "Indemnifying Party" has the meaning assigned to that term in
Section 10.04.

                "Intellectual Property Rights" means all trademarks, service marks, service names, registrations thereof or applications for registration thereof, trade names, inventions, patents, patent applications, trade secrets, technology, processes, know-how, proprietary data, formulae, research and development data, computer software programs, copyrights, copyright registrations, applications for copyright registration, and all similar types of proprietary intellectual property rights.

                "Inventory" means all central supplies, linen, housekeeping and other supplies and all food used exclusively in the operation of any Facility and located in or upon such Facility on the Closing Date.

                "Leased Facilities" means the facilities listed in Schedule
1.01C.

                "Leases" means the leases with respect to the Leased Facilities that are referred to in, and attached as exhibits to, the Subleases.

                "Lien" means, with respect to any asset, any mortgage, deed of trust, financing statement, lien, pledge, charge, security interest (whether or not perfected) or encumbrance of any kind in respect of such asset.

                "Material Adverse Effect" means, with respect to any Facility, a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of such Facility.

                "Mortgages" has the meaning assigned to that term in Section
2.09.

                "Mortgagee's Title Policy" means, with respect to each Owned Facility, an American Land Title Association mortgagee's or lender's standard coverage policy of title insurance issued by the Title Company in an amount equal to the amount of the Purchase Price Balance allocated to such Owned Facility, effective as of the Closing Date at ordinary premium rates without any requirement for additional premiums or charges for endorsements (including comprehensive or extended coverage endorsements), surveys or otherwise, insuring that the lien and the security interest created by the Mortgage are a valid and enforceable lien on and security interest in the Real Property and the Improvements constituting such Owned Facility, subject to no Liens other than the Permitted Liens.

                "Operator" means any Person who obtains from the Buyers the right to operate any of the Facilities after the Closing.

                "Owned Facilities" means the facilities listed in Schedule
1.01B.

                "Owner's Title Policy" means, with respect to each Owned Facility, an American Land Title Association owner's standard coverage policy of title insurance issued by the Title Company in an amount equal to the portion of the Purchase Price allocated to the Real Property and the Improvements constituting such Owned Facility, effective as of the Closing Date at ordinary premium rates without any requirement for additional premiums or charges for endorsements (including comprehensive or extended coverage endorsements), surveys or otherwise, insuring that good and marketable title to the Real Property and the Improvements constituting such Owned Facility is vested in the Buyers, subject to no Liens other than the Permitted Liens.

                "Permits" means all assignable or transferable licenses, permits and other governmental or regulatory authorizations relating to or affecting any Facility.

                "Permitted Liens" means, with respect to any asset, (a) rights reserved in federal patents or state or commonwealth deeds, (b) building or use restrictions general to the city, district or other political subdivision in which such asset is located, (c) applicable building, use and zoning rules and regulations, (d) existing easements not inconsistent with the Buyers' intended use of such asset, (e) general real estate taxes for the year of the Closing and for subsequent years which, on the Closing Date, shall not yet be due and payable, (f) printed exceptions set forth in an American Land Title Association Owner's standard coverage policy of title insurance, (g) any Lien listed or otherwise described in Part B of Schedule 1.01E, (h) any Lien created by any First Lien Mortgage, (i) all other Liens, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title defects and exceptions that pertain to such asset and have been approved by the Buyers in writing, and (i) any extensions, renewals or replacements of any of the foregoing Liens for the same or lesser amount whether by reason of refinancing or otherwise.

                "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                "Personal Property" means all furniture, furnishings, fixtures, machinery and equipment owned by the Seller that is located in or upon or used exclusively in connection with any Facility.

                "Pharmacy Management Agreement" has the meaning assigned to that term in Section 8.04(m).

                "Pharmacy Partnership Agreement" has the meaning assigned to that term in Section 8.04(l).

                "Post-Closing Tax Period" means any Tax period (or portion thereof) ending after 5.00 p.m. on the Closing Date.

                "Pre-Closing Tax Period" means any Tax period (or portion thereof) ending at or before 5:00 p.m. on the Closing Date.

                "Promissory Notes" has the meaning assigned to that term in
Section 2.08(c).

                "Purchase Price" has the meaning assigned to that term in
Section 2.06.

                "Purchase Price Balance" has the meaning assigned to that term in Section 2.08(c).

                "Purchased Assets" means the Seller's right, title and interest in, to and under the Real Property, the Improvements, the Assumed Contracts, the Inventory, the Permits, the Personal Property and the Records, but does not mean the Seller's right, title or interest in, to or under the Excluded Assets.

                "Real Property" means the tracts, lots, pieces or parcels of land in respect of the Owned Facilities and more particularly described in Part A of Schedule 1.01E.

                "Receipt and Assumption Agreements" has the meaning assigned to that term in Section 7.09.

                "Records" means all documents, records and files exclusively relating to or affecting any Facility, including all patient medical records.

                "Rehab Management Agreement" has the meaning assigned to that term in Section 8.04(o).

                "Rehab Partnership Agreement" has the meaning assigned to that term in Section 8.04(n).

                "Release Premium" has the meaning assigned to that term in
Section 5.11.

                "Rent" has the meaning assigned to that term in Section 2.10.

                "Review Period" has the meaning assigned to that term in Section 7.10.

                "Sedgwick Sublease" has the meaning assigned to that term in
Section 2.01.

                "Seller" has the meaning assigned to that term in the preamble to this Agreement.

                "Seller Loss" means all loss, damage, injury, liability, Tax, fine, penalty, cost and expense (including reasonable attorneys' fees and disbursements) incurred or suffered by the Seller. When calculating the dollar amount of any Seller Loss, an allowance shall be made for any insurance proceeds or other recovery from third parties received by the Seller in connection with such Seller Loss. In addition, the dollar amount of any Seller Loss shall be calculated net of any United States federal income tax benefit from such Seller Loss utilized by the Seller in the taxable year in which such Seller Loss arises. The amount of any such United States federal income tax benefit shall be equal to the difference between (i) the overall United States federal income tax liability of the Seller including such Seller Loss for such taxable year and
(ii) the overall United States federal income tax liability of the Seller excluding such Seller Loss for such taxable year.

                "Seller Trade Name" means any of the names "First, Healthcare," "Guardian Care," "Hillhaven," "Medicenter," "Medisave," "Northwest Health Care," and any similar name or combination of such names.

                "Social Security Act" means the Social Security Act, as amended.

                "Subleases" has the meaning assigned to that term in Section
2.10.

                "Tax" means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, green mail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority.

                "Title Company" means Chicago Title Insurance Company, a Missouri corporation, or an affiliate or agent of Chicago Title Insurance Company or such other Person agreed to by the parties, and any successor.

                "Title Report" has the meaning assigned to that term in Section 7.10.

                "Transaction Document" means any of this Agreement, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease, the Assignment and Assumption Agreements, the Promissory Notes, the Mortgages, the Subleases, the Guaranty, the Receipt and Assumption Agreements, the Deeds and the Bills of Sale.

                "Transferred Employee" means any Employee who commences employment with the Buyers.

          1.02  Accounting Terms. All accounting terms that are not specifically
                ----------------
defined in this Agreement shall be construed in accordance with accounting principles and practices consistent with those applied in the preparation of the Facility Financial Statements.

          1.03  Sections, Etc. Unless stated otherwise in this Agreement,
                -------------
references in this Agreement to Sections, Schedules and Exhibits are references to Sections of and Schedules and Exhibits attached to this Agreement. Each Schedule to this Agreement is by this reference incorporated in this Agreement.

          1.04  Construction of Certain Provisions.
                ----------------------------------

                (a) All recitals set forth in this Agreement are by this reference incorporated in this Agreement.

                (b) The term "consent" shall be construed as if followed by the words "authorization or approval."

                (c) The term "Purchased Assets" shall be construed as if followed by the words "or any part thereof."

                (d) The terms "include", "including" and similar terms shall be construed as if followed by the words "but not limited to."

                (e) The words "reasonable attorneys' fees and disbursements" shall be construed as if followed by the words "including reasonable charges allocated for internal corporate counsel."

                (f) The term "provisions," when used with respect to this Agreement or any other Transaction Document, shall be construed as if preceded by the words "terms, covenants, agreements, requirements, conditions and/or."

                (g) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.
                                                                  ---- -----

                (h) No inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion of this Agreement.


                                  ARTICLE II
                     TERMS OF PURCHASE AND SALE; SUBLEASE

          2.01  Purchase and Sale. Upon the terms and subject to the conditions
                -----------------
set forth in this Agreement, the Seller agrees to sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to the Buyers at the Closing, and the Buyers agree to purchase, assume and accept from the Seller at the Closing, the Purchased Assets, free and clear of all Liens other than the Permitted Liens. Notwithstanding anything to the contrary set forth in this Section 2.01 or elsewhere in this Agreement, the Seller and the Buyers acknowledge and agree that the sale, assignment, transfer, conveyance and delivery of the Bond-financed Owned Facilities are subject to the payment or prepayment and redemption of the related Bonds. The Seller agrees to take all actions, and with respect to the Bonds pertaining to the Sedgwick Convalescent Center, to cause Sedgwick Convalescent Center, Inc. to take all actions, required to be taken by such parties under the documents pertaining to the Bonds, in order to prepay and redeem the Bonds on their respective earliest possible optional redemption dates, except the Bonds pertaining to Charlevoix Nursing Center, which are not subject to optional redemption. Until such payment or prepayment and redemption, (i) pursuant to a Lease, dated as of April 23, 1992, with respect to the Charlevoix Nursing Center (the "Charlevoix Lease"), the Seller agrees to lease to the Buyer that is a party thereto, and such Buyer agrees to lease from the Seller, certain Purchased Assets with respect to such Facility, (ii) pursuant to a Sublease, dated as of April 23, 1992, with respect to the Bethesda Nursing Center (the "Bethesda Sublease"), the Seller agrees to sublease to the Buyer that is a party thereto, and such Buyer agrees to sublease from the Seller, certain Purchased Assets with respect to such Facility; and
(iii) pursuant to a Sublease, dated as of April 23, 1992, with respect to the Sedgwick Convalescent Center (the "Sedgwick Sublease), the Seller agrees to sublease to the Buyer that is a party thereto, and such Buyer agrees to sublease from the Seller, certain Purchased Assets with respect to such Facility. Such Buyers shall pay to the Seller under the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease rent in the amounts, at the times and on such other terms as provided in Section 2.08 for the payment of the Purchase Price allocated to the Purchased Assets with resect to such Bond-financed Owned Facilities. Accordingly, such Buyers shall pay to the Seller at the Closing rent in an amount equal to the portion of such Purchase Price to be paid as provided in Section 2.08(b), and thereafter such Buyers shall pay to the Seller rent in such amounts and at such times as if such Buyers had executed and delivered Promissory Notes in the principal amounts set forth in Schedule 2.08(c) with respect to such Bond-financed Owned Facilities and bearing interest as provided in such Promissory Notes and Section 2.08(c). Such Buyers shall receive a credit for payments of such rent against such Buyers' obligations in respect of such Purchase Price and in respect of such interest. As soon as reasonably practicable after the date of payment or prepayment and redemption of the Bonds with respect to each Bond-financed Owned Facility, upon the delivery of the applicable Deed, Bill of Sale, Owner's Title Policy, affidavit of nonforeign status, Promissory Note, Mortgage, Uniform Commercial Code financing statements, evidence of required insurance, Mortgagee's Title Policy, opinions of counsel and such other documents required under this Agreement for the transfer of the Purchased Assets, the Seller shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to the applicable Buyer, and such Buyer shall purchase, assume and accept from the Seller, the Purchased Assets with respect to such Bond-financed Owned Facility, free and clear of all Liens other than Permitted Liens.

          2.02  Excluded Assets.  Notwithstanding anything to the contrary set
                ---------------
forth in Section 2.01 or elsewhere in this Agreement or any other Transaction Document, the Buyers acknowledge and agree that the Seller shall not have any obligation to sell, assign, transfer, convey, deliver, lease or sublease, or cause to be sold, assigned, transferred, conveyed, delivered, leased or subleased, to the Buyers (a) the Excluded Assets or (b) any telephone facsimile equipment located in or upon any Facility that is owned by Medisave Pharmacies, Inc.

          2.03  Assumption of Liabilities. Upon the terms and subject to the
                -------------------------
conditions set forth in this Agreement, the Buyers agree, effective at the time of the Closing, to assume the following obligations and liabilities (collectively, the "Assumed Liabilities"):

                (a) all obligations and liabilities listed or otherwise described in Schedule 2.03(a); and

                (b) all duties, obligations and liabilities of the Seller under the Assumed Contracts (other than obligations or liabilities attributable to any failure by the Seller to comply with the terms of the Assured Contracts prior to the Closing).

At the Closing, the Seller and the Buyers shall enter into assignment and assumption agreements, each substantially in the form of Exhibit A (the "Assignment and Assumption Agreements").

          2.04  Assignment of Contracts and Rights; No Adjustment of Purchase
                -------------------------------------------------------------
Price or Rent or Termination of Agreement. Notwithstanding anything in this
-----------------------------------------
Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, permit, governmental or regulatory authorization, lease, contract, or other agreement, or any claim, right or benefit arising under or resulting from any such license, permit, authorization, lease, contract or other agreement, if an attempted assignment thereof, without the consent by any other Person, would constitute a breach or other contravention of any such license, permit, authorization, lease, contract or other agreement or would result in the cancellation, termination, invalidity or unenforceability thereof or would in any other way adversely affect the rights and benefits of the Seller or the Buyers thereunder. Without limiting the generality of the foregoing, the Buyers acknowledge and agree that (a) consents by other Persons may be required for the sale, assignment, transfer, conveyance and delivery to the Buyers of certain of the Assumed Contracts and claims, rights or benefits arising thereunder or resulting therefrom and (b) no reduction in or other adjustment or modification of the Purchase Price or the Rent or any terms of payment of the Purchase Price or the Rent, and, subject to Section 9.01(c), no right to terminate this Agreement or any of the other Transaction Documents, shall be made by reason of
(i) any failure or inability to obtain any such consents or (ii) the cancellation, termination, invalidity or unenforceability of, or any other adverse effect on the rights or benefits of the Seller or the Buyers under, any of such Assumed Contracts.

          2.05  Deposit. Immediately upon the execution and delivery of this
                -------
Agreement, the Buyers shall pay to the Escrow Agent in cash or immediately available funds, an amount (the "Deposit") equal to $150,000, which shall be deposited in an interest-bearing escrow account (the "Escrow Account"). All interest earned on the Deposit shall be for the benefit of the Buyers and shall be held in the Escrow Account. At the Closing, the Deposit plus all accrued interest on the Deposit shall be paid to the Seller as provided in Section 2.08(a), and an amount equal to the Deposit plus such interest shall be credited and applied against the Purchase Price. If this Agreement is terminated, or if the transactions contemplated by this Agreement are not consummated, by reason of any willful failure of the Buyers to fulfill a condition to the performance of the obligations of the Seller or to perform a covenant of this Agreement to be performed by the Buyers, then the Deposit plus all accrued interest on the Deposit shall be paid by the Escrow Agent to the Seller as a partial payment of the liquidated damages specified in Section 11.02. If this Agreement is otherwise terminated, or if the transactions contemplated by this Agreement are otherwise not consummated, then the Deposit plus all accrued interest on the Deposit shall be paid by the Escrow Agent to the Buyers.

          2.06  Purchase Price. The purchase price (the "Purchase Price") for
                --------------
the Purchased Assets is $38,500,000. The Buyers shall pay the Purchase Price to the Seller as provided in Section 2.08.

          2.07  Allocation of Purchase Price. The Purchase Price has been
                ----------------------------
allocated to and among the Purchased Assets as set forth in Schedule 2.07 (the "Allocation Schedule"). Such allocation has been made in good faith negotiations between the Seller and the Buyers, with knowledge of tax and other consequences and with the Seller and the Buyers being represented by counsel and other professional advisors. The Seller and the Buyers agree to report an allocation of the Purchase Price among the Purchased Assets consistent with the Allocation Schedule, and the Seller and the Buyers agree to act in accordance with the Allocation Schedule in the preparation of financial statements and the filing of all tax returns (including the filing of Form 8594 with their respective federal income tax returns for the taxable year that includes the Closing Date) and in the course of any tax audit, tax review or tax litigation relating thereto. Not later than ten days prior to the filing of their respective Forms 8594 relating to the transaction contemplated by this Agreement, the Seller and the Buyers shall deliver a copy of such form to the other party.

          2.08  Payment of Purchase Price. The Buyers shall pay the Purchase
                -------------------------
Price to the Seller as follows:

                (a) The Buyers shall instruct the Escrow Agent to pay the Deposit plus all accrued interest on the Deposit, in cash or immediately available funds, to the Seller at the Closing and, upon receipt by the Seller of the Deposit plus such interest, an amount equal to the Deposit plus such interest shall be credited and applied against the Purchase Price.

                (b) The Buyers shall pay to the Seller at the Closing a portion of the Purchase Price, in cash or immediately available funds, in an amount equal to $3,850,000 less the amount credited and applied against the Purchase Price pursuant to Section 2.08(a).

                (c) The Buyers shall pay to the Seller the balance of the Purchase Price (the "Purchase Price Balance"), plus interest thereon in installments in accordance with the provisions of promissory notes each substantially in the form of Exhibit B (the "Promissory Notes") in respect of the Owned Facilities. The aggregate principal amount of the Promissory Notes shall be equal to the Purchase Price Balance. The respective principal amounts of the Promissory Notes shall be as set forth in Schedule 2.08(c). The Buyers shall execute and deliver the Promissory Notes to the Seller at the Closing.

          2.09  Security for Buyers' Obligations. The payment and performance of
                --------------------------------
the Buyers' obligations under this Agreement and the Promissory Notes shall be secured by deeds of trust, assignments, security agreements and financing statements (fixture filings) or mortgages, assignments, security agreements and financing statements (fixture filings) each substantially in the form of Exhibit C-1 and C-2, respectively (the "Mortgages"), in respect of the Owned Facilities, executed by the Buyers for the benefit of the Seller.

          2.10  Subleases: Rent. Upon the terms and subject to the condition set
                ---------------
forth in this Agreement and the Subleases, dated as of April 23, 1992, with respect to the Leased Facilities (the "Subleases"), the Seller agrees to sublease to the respective Buyers that are a party thereto, and such Buyers agree to sublease from the Seller, the land, improvements and any leased personal property (other than the Excluded Assets) constituting the Leased Facilities. The Buyers shall pay to the Seller under each SubLease rent (collectively for all Subleases, the "Rent") for the related Leased Facility as set forth in such Sublease.

          2.11  Subsidy.  In consideration for the sublease of the Leased
                -------
Facilities by the Buyers from the Seller, the Seller shall pay to the Buyers as a subsidy: (i) $4,300,000 during the initial twelve month period of the term under the Subleases; (ii) $2,900,000 during the second twelve month period of the term under the Subleases; and (iii) $1,600,000 during the third twelve month period of the term under the Subleases. Such payments for each such period shall be in substantially equal monthly installments, payable on the first day of each month during such period, commencing for the initial period on the first day of the month immediately following the month in which the Closing occurs. Such payments shall be made to the Buyers at c/o Meadowbrook Manor of Kansas & Missouri, Inc., Salem Center, Yadkin Valley Road, Advance, North Carolina 27006, or at such other place as the Buyers may specify in writing. If any Buyer is in default in the payment of the Rent, then the Seller may reduce its monthly subsidy payment by the aggregate amount of such Rent in default. In addition, if any Sublease is terminated other than as a result of (i) a default caused solely by the Seller or any affiliate of the Seller under the Lease referred to in such Sublease, or (ii) the Buyers having entered into a replacement lease with the lessor under such Lease, provided that on the commencement date of such replacement lease such lessor unconditionally releases the Seller and all affiliates of the Seller from all duties, obligations and liabilities arising under or by reason of such Lease, or (iii) the Buyers or any other Person having purchased the Leased Facility with respect to such Sublease, provided that upon the consummation of such purchase the lessor of such Leased Facility unconditionally releases the Seller and all affiliates of the Seller from all duties, obligations and liabilities arising under or by reason of the Lease with respect to such Leased Facility, then the Seller's monthly subsidy payment shall be reduced by the percentage set forth in Schedule 2.11 with respect to the Leased Facility to which such Sublease pertains.

          2.12  Subsidy Reduction. The Seller and the Buyers agree that a
                -----------------
portion of certain future increases in Medicaid per diem rates in the State of Missouri shall accrue to the benefit of the Seller and reduce the monthly subsidy to be paid by the Seller pursuant to Section 2.11.

          The amount of the reduction shall be calculated as follows. For any increase in any Missouri Medicaid per diem rate during the period February 12, 1992 through June 30, 1993, the Seller's monthly subsidy payments until the next rate increase shall be reduced, but not below zero, by an amount equal to the product obtained by multiplying (a) the amount by which such increased rate exceeds 104 percent of the "base rate" for such period, times (b) the number of
                                                        -----
residents set forth in Part A of Schedule 2.12 to which such rate increase applies, times (c) the number of days in the month during which such rate
         -----
increase is effective. The base rate for such period for each Facility located in Missouri shall be the Medicaid per diem rate for such Facility as of February 12, 1992, as set forth in Part B of Schedule 2.12 (the"Period I Base Rate"). The number of residents set forth in

Part A of Schedule 2.12 shall be based on the census for the Facilities located in Missouri as of February 12, 1992.

          For any increase in any Missouri Medicaid per diem rate during the period July 1, 1993 through June 30, 1994, the Seller's monthly subsidy payments until the next rate increase shall be reduced, but not below zero, by an amount equal to the product obtained by multiplying (a) the amount by which such increased rate exceeds the "base rate" for such period, times (b) the number of
                                                        -----
residents set forth in Part A of Schedule 2.12 to which such rate increase applies, times (c) the number of days in such month during which such rate
         -----
increase is effective. The base rate for such period shall be the product obtained by multiplying (a) 1.04 times the Period 1 Base Rate, times (b) the
                                 -----                          -----
quotient of the Consumer Price Index - All items for All Urban Consumers for St. Louis, Mo. (the "applicable CPI") for March 1993 divided by the applicable CPI
                                                 -------
for March 1992 (the "Period II Base Rate").

          For any increase in any Missouri Medicaid per diem rate during the period July 1, 1994 through June 30, 1995, the Seller's monthly subsidy payments until the next rate increase shall be reduced, but not below zero, by an amount equal to the product obtained by multiplying (a) the amount by which such increased rate exceeds the "base rate" for such period, times (b) the number of
                                                        -----
residents set forth in Part A of Schedule 2.12 to which such rate increase applies, times (c) the number of days in such month during which such rate
         -----
increase is effective. The base rate for such period shall be the product obtained by multiplying (a) the Period 11 Base Rate times (b) the quotient of
                                                    -----
the applicable CPI for June 1994 divided by the applicable CPI for June 1993.

          If during the period February 12, 1992 through June 30, 1993, or during the period July 1, 1993 through June 30, 1994, two or more increases in any Missouri Medicaid per diem rate occur, then on the next July 1, the subsidy reduction shall be recalculated as if the most recent rate increase had become effective on such July 1.

          Notwithstanding anything to the contrary set forth in this Section 2.12, any portion of any Missouri Medicaid per diem rate increase due to governmental mandates, regulations, rules, laws or decisions (other than any such rate increase resulting from any minimum wage increase that is not expressly stated by the State of Missouri to have resulted in such rate increase) that become effective after February 11, 1992 shall be excluded from the calculation. In addition, if the State of Missouri imposes a provider-specific tax (including license fees, donations or other similar arrangements) on the Facilities prior to July 1, 1995 that results in a Medicaid per diem rate increase, then the amount of such tax shall be deducted from the amount of any subsidy reduction otherwise accruing to the benefit of the Seller. Further, if in any month the amount of a subsidy reduction would exceed the Seller's subsidy payment for such month but for the requirement in this Section 2.12 that subsidy payments shall not be reduced below zero, such excess shall be carried forward to subsequent months until used in full.

          Examples of the subsidy reduction calculation are set forth in Part C of Schedule 2.12 for illustrative purposes only.

          2.13  Guaranty of Buyers' Obligations. The payment of 20% of the
                -------------------------------
Buyers' aggregate obligations at any time outstanding under the Promissory Notes, in respect of the rent under the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease and in respect of the Rent shall be irrevocably, absolutely and unconditionally guaranteed by a guaranty substantially in the form of Exhibit D (the "Guaranty"), executed jointly and severally by the Guarantors for the benefit of the Seller.

          2.14  No Recourse. Except as provided in Section 7.06 and 10.02
                -----------
notwithstanding anything in this Agreement to the contrary, the Buyers shall have no recourse against the Seller for any default (other than any failure by the Seller to comply with the terms of the Assumed Contracts to be complied with by the Seller prior to the Closing) in respect of the Assumed Contracts. Nothing in the preceding sentence shall affect the Buyers' rights in respect of the Seller's representations, warranties and covenants contained in this Agreement.


                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF SELLER

          The Seller hereby represents and warrants to the Buyers that:

          3.01  Corporate Existence and Power.  The Seller is a corporation duly
                -----------------------------
incorporated and validly existing under the laws of the State of Delaware. The Seller has the corporate power and authority to carry on its business as such business currently is being conducted. The Seller is duly qualified to do business as a foreign corporation in the States of Kansas and Missouri.

          3.02  Corporate Authorization. The execution, delivery and performance
                -----------------------
by the Seller of this Agreement and the other Transaction Documents to which the Seller is or is to be a party, and the consummation by the Seller of the transactions contemplated by this Agreement and such other Transaction Documents are within the Seller's corporate powers and have been, or on or before the Closing Date will be, duly authorized by all necessary corporate action on the part of the Seller. This Agreement constitutes, and each other Transaction Document to which the Seller is to be a party when executed and delivered by the Seller will constitute a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

          3.03  Non-Contravention.  The execution, delivery and performance by
                -----------------
the Seller of this Agreement and the other Transaction Documents to which the Seller is or is to be a party do not and will not: (a) require any consent by the Seller's shareholders (other than the consent of the Executive Committee, which consent has been obtained); (b) contravene or conflict with the certificate of incorporation or the bylaws of the Seller; or (c) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or award that currently is in effect and applicable to the Seller or any Facility.

          3.04  Litigation.  Except as set forth in Schedule 3.04 or otherwise
                ----------
disclosed to the Buyers in writing prior to the Closing, there is no action, suit, legal or arbitration proceeding or, to the knowledge of the Seller, administrative proceeding or investigation pending or, to the knowledge of the Seller, threatened against or affecting any Facility or any of the other Purchased Assets which reasonably would be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

          3.05  Bankruptcy.  No bankruptcy, insolvency or similar proceeding is
                ----------
pending or contemplated by or, to the knowledge of the Seller, against the Seller.

          3.06  Compliance with Laws. The Seller is not in violation of any law,
                --------------------
rule, regulation or ordinance applicable to the operation of any Facility, except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          3.07  Reporting Requirements. The Seller has filed, or caused to be
                ----------------------
filed, all reports (including all cost reports required to be filed pursuant to Titles XVIII and XIX of the Social Security Act) required to be filed with any governmental or regulatory authority prior to the date of this Agreement with respect to any Facility, the failure to file which would reasonably be expected to have a Material Adverse Effect.

          3.08  License. The Facilities are licensed and contain the number of
                -------
beds in service as described in Schedule 3.08.

          3.09  Personal Funds of Residents. All personal funds of residents of
                ---------------------------
each Facility that have been deposited with such Facility have been deposited, managed and accounted for by the Seller in accordance with applicable laws, rules and regulations.

          3.10  Life Care Contracts. Except as set forth in Schedule 3.10, the
                -------------------
Seller is not a party to any life care contract with respect to any resident of any Facility.

          3.11  Admission Agreements and Patient Rolls. To the knowledge of the
                --------------------------------------
Seller, the information set forth in the admission agreements and patient rolls pertaining to residents of each Facility is true and correct in all material respects as of the respective dates of such admission agreements and patient rolls.

          3.12  Facility Financial Statements. The Facility Financial Statements
                -----------------------------
with respect to each Facility have been prepared in accordance with applicable requirements of law and fairly present unaudited summaries of the results of operations of such Facility for the periods ended on the respective dates of such Facility Financial Statements (subject to normal year-end adjustments). Although the Facility Financial Statements have not been prepared in accordance with generally accepted accounting principles (as a result of the omission of, among other things, footnotes, certain corporate expense allocations, federal income tax and certain other reserves, and intercompany account eliminations, none of which represents an omission of material items of revenue or expense other than federal income tax expense, interest expense, management fees, depreciation and amortization), the Facility Financial Statements with respect to each Facility (a) have been prepared in accordance with the accounting principles and practices used by the Seller at such Facility for all internal financial accounting purposes consistently applied for all relevant periods and
(b) reflect accurately in all material respects information in the books and records of the Seller for such Facility. The books and records of each Facility include certain corporate expense allocations of cost items, including health insurance and workers' compensation expenses and management fees, which may not be representative of what an independent Person may be required to expend for such items. As set forth in Section 7.11, the Seller expressly disclaims any representations or warranties of any kind or character whatsoever, whether express or implied, with respect to the effect on the business, assets, condition (financial or otherwise) or results of operations of any Facility of any enacted, published or reported laws, rules, regulations or judicial or administrative decisions (whether having retroactive or prospective effect) pertaining to matters of licensure, survey, reimbursement or private pay census.

          3.13  Absence of Certain Changes.  Since the date of the most recent
                --------------------------
Facility Financial Statement with respect to each Facility, the Seller has operated such Facility in the ordinary course consistent with past practices, and there has not been a change in the operation of such Facility that would reasonably be expected to have a Material Adverse Effect.

          3.14  Collective Bargaining Agreements. The Seller is not a party to
                --------------------------------
any collective bargaining agreement relating to any Facility or the employees of any Facility or to any employment agreement with any such employees, except as included in the Assumed Contracts.

          3.15  Taxes. The Seller has, or on or prior to the Closing Date will
                -----
have, paid all Taxes payable by the Seller, and all interest and penalties due thereon, for the Pre-Closing Tax Period which will have been required to be paid on or prior to the Closing Date, the nonpayment of which would result in a Lien on any of the Purchased Assets or the Leased Facilities or would result in the Buyers becoming liable therefor. The Seller has established, in accordance with generally accepted accounting principles applied on a basis consistent with that of preceding periods, adequate reserves for the payment of all Tax liabilities, assessments, interest and penalties that arise with respect to the Purchased Assets or the Leased Facilities or the operation of any Facility that are payable by the Seller and that are incurred in or attributable to the Pre-Closing Tax Period, the nonpayment of which would result in a Lien on any of the Purchased Assets or the Leased Facilities or would result in the Buyers becoming liable therefor.

          3.16  Environmental Compliance. Except as set forth in Schedule 3.16
                ------------------------
or otherwise disclosed to the Buyers in writing prior to the Closing, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the knowledge of the Seller, no investigation or review is pending or threatened by any Person with respect to (a) any alleged violation by the Seller of any Environmental Law in connections with the operation of any Facility, (b) any alleged failure by the Seller to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the operation of any Facility or (c) any use, generation, manufacture, treatment, storage, recycling, transportation, disposal or release of any Hazardous Substance at or from any Facility.

          3.17  Finders' Fees. No investment banker, broker, finder or other
                -------------
intermediary has been retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission from the Buyers upon consummation of the transactions contemplated by this Agreement.

          3.18  Third Party Consents. Except as set forth in Schedule 1.01A,
                --------------------
there are no consents required from any party to the Assumed Contracts as a result of the consummation of the transactions contemplated by this Agreement that if not received by the Closing Date reasonably would be expected to have a Material Adverse Effect.

          3.19  No Default. The Seller is not in default under any Assumed
                ----------
Contract except for defaults that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          3.20  Schedules. The information contained in the Schedules pertaining
                ---------
to the Seller is true and correct in all material respects.


                                  ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF BUYERS

         Each of the Buyers represents and warrants to the Seller that:

          4.01  Partnership Existence and Power. Such Buyer is a limited
                -------------------------------
partnership duly formed and validly existing under the laws of the State of North Carolina. Such Buyer has the partnership power and authority to carry on its business as such business currently is being conducted. Such Buyer, on or before the Closing Date, will be duly qualified to do business as a foreign limited partnership in the States of Kansas and Missouri.

          4.02  Partnership Authorization, Etc. The execution, delivery and
                ------------------------------
performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is or is to be a party, and the consummation by such Buyer of the transactions contemplated by this Agreement and the other Transaction Documents to which such Buyer is or is to be a party, are within such Buyer's partnership powers and have been, or on or before the Closing Date will be, duly authorized by all necessary partnership action on the part of such Buyer. The execution and delivery by the General Partner of this Agreement and the other Transaction Documents to which such Buyer is or is to be a party are within the General Partner's corporate powers and have been, or on or before the

Closing Date will be, duly authorized by all necessary corporate action on the part of the General Partner. This Agreement constitutes, and each other Transaction Document to which such Buyer is to be a party when executed and delivered by such Buyer will be, a valid and binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms.

          4.03  Non-Contravention.  The execution, delivery and performance by
                -----------------
such Buyer of this Agreement and the other Transaction Documents to which such Buyer is or is to be a party do not and will not: (a) require any consent by any limited partners in such Buyer (other than such consents which will be obtained on or before the Closing Date); (b) contravene or conflict with the partnership agreement or any other organizational documents of such Buyer; or (c) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, order, writ judgment, injunction, decree or award that currently is in effect and applicable to such Buyer or the General Partner.

          4.04  Litigation.  Except as set forth in Schedule 4.04 or otherwise
                ----------
disclosed to the Seller in writing prior to the Closing, there is no action, suit, legal or arbitration proceeding or, to the knowledge of such Buyer, administrative proceeding or investigation pending or, to the knowledge of such Buyer, threatened against or affecting such Buyer, the General Partner or any limited partner in such Buyer which in any manner challenges or seeks to prevent enjoin, alter or materially delay the transactions contemplated by this Agreement.

          4.05  Bankruptcy.  No bankruptcy, insolvency or similar proceeding is
                ----------
pending or contemplated by or, to the knowledge of such Buyer, against such Buyer or the General Partner.

          4.06  Finders' Fees.  No investment banker, broker, finder or other
                -------------
intermediary has been retained by or is authorized to act on behalf of such Buyer who might be entitled to any fee or commission from the Seller upon consummation of the transactions contemplated by this Agreement.

          4.07  Schedules. The information contained in the Schedules pertaining
                ---------
to such Buyer is true and correct in all material respects.

          4.08  General Partner.  The General Partner is the only general
                ---------------
partner in such Buyer.


                                   ARTICLE V
                          CERTAIN COVENANTS OF SELLER

          5.01  Operation of the Facilities.  From the date of this Agreement
                ---------------------------
until the Closing Date, the Seller shall operate each Facility in the ordinary course consistent with past practice, use reasonable, diligent efforts to preserve intact the business organizations and relationships of each facility with third parties add, subject to the effect of compliance with any Employment Law in connection with the termination of employment of the Employees contemplated by Section 7.07. keep available the services of the present employees of each Facility. Without limiting the generality of the preceding sentence, until the Closing Date, the Seller:

                (a) Will not sell, lease, license or otherwise dispose of any of the Purchased Assets or the Leased Facilities, except (i) pursuant to existing contracts or commitments, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease or the Subleases, or (ii) in the ordinary course consistent with past practice;

                (b) Will maintain the Inventory at customary levels necessary to operate each facility in the ordinary course consistent with past practice;

                (c) Will not take, or agree or commit to take, any action that would make any representation or warranty of the Seller under this Agreement inaccurate in any respect on, or as of any time prior to, the Closing Date; and

                (d) Will not omit to take, or agree or commit to omit to take, any action necessary to prevent any representation or warranty of the Seller under this Agreement from being inaccurate in any respect on, or as of any time prior to, the Closing Date.

          5.02  Access to Information.  Until the Closing Date, upon reasonable
                ---------------------
notice from the Buyers to the Vice President of Acquisitions and Development of the Seller, the Seller (a) shall give the Buyers and their counsel, financial advisers, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of each Facility and (b) shall furnish to the Buyers and their counsel, financial advisers, auditors and other authorized representatives, such financial and operating data, including any unaudited monthly Operations Analyses that have been prepared by the Seller after the date of this Agreement in the ordinary course consistent with past practice for internal financial accounting purposes, and other information relating to each Facility as such Persons may reasonably request; provided that any investigation pursuant to this Section 5.02 shall be
         --------
conducted in such manner as not to interfere unreasonably with the operation of any Facility.

          5.03  Notices of Certain Events. The Seller promptly shall notify the
                -------------------------
Buyers of:

                (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection, with the transactions contemplated by this Agreement;

                (b) any notice or other communication from any governmental or regulatory authority in connection with the transactions contemplated by this Agreement;

                (c) any action, suit legal or arbitration proceeding or, to the knowledge of the Seller, administrative proceeding or investigation commenced or, to the knowledge of the Seller, threatened against, relating to or invoking or otherwise affecting the Seller or any Facility that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.04 or that relates to the consummation of the transactions contemplated by this Agreement;

                (d) the occurrence of any event that results in a breach of any of the representations and warranties of the Seller in this Agreement or any knowledge of the Seller that any such representations or warranties were inaccurate when made; and

                (e) the sale, lease, license or other disposition of any of the Purchased Assets or the Leased Facilities having an aggregate book valve that exceeds $10.000.

          5.04  Taxes.  The Seller timely shall pay all Taxes payable by the
                -----
Seller that arise from or with respect to the Purchased Assets or the operation of any Facility and that are incurred in or attributable to any Pre-Closing Tax Period, the nonpayment of which would result in a Lien on any of the Purchased Assets or the Leased Facilities or would result in the Buyers becoming liable therefor.

          5.05  Reporting Requirements.  The Seller shall file, or caused to be
                ----------------------
filed, all reports (including all cost reports required to be filed pursuant to Titles XVIII and XIX of the Social Security Act) required to be filed with any governmental or regulatory authority with respect to the operation of any

Facility on and prior to the Closing Date, the failure to file which would reasonably be expected to have a Material Adverse Effect.

          5.06  Government Surveys, Reports and Other Information.  Except as
                -------------------------------------------------
otherwise provided in this Section 5.06, the Seller promptly shall furnish to the Buyers:

                (a) copies of the most recent survey reports prepared by governmental and regulatory authorities and furnished to the Seller with respect to each Facility, and copes of any updates with respect thereto;

                (b) copies of the cost reports most recently filed by the Seller with respect to each Facility pursuant to Titles XVIII and XIX of the Social Security Act, and copies of any updates with respect thereto;

                (c) the most recent patient census prepared by or on behalf of the Seller with respect to each Facility and an update with respect thereto dated not less than thirty days prior to the Closing Date;

                (d) not less than 10 days prior to the Closing, a schedule of all personal funds and properties that have been deposited with each Facility by residents of such Facility;

                (e) not less than 10 days prior to the Closing, a schedule listing the names of all employees of each Facility and showing the title and annual salary of each employee who is a salaried employee of such Facility and the wage rate for each employee who is a non-salaried employee of such Facility;

                (f) not less than 30 days prior to the Closing, a schedule of accrued vacation benefits for the employees of each Facility;

                (g) not less than 30 days prior to the Closing, a schedule of accrued sick leave benefits for the employees of each Facility; and

                (h)      copies of the most recent ad valorem tax bills with
                                                   ----------
respect to each Facility and any such bills received by the Seller prior to the Closing.

          5.07  Confidentiality.  The Seller shall hold, and shall use
                ---------------
reasonable, diligent efforts to cause its directors, officers, employees, accountants, counsel, consultants, advisers and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Buyers or the Buyers' business furnished to the Seller pursuant to Section 6.04, except to the extent that such information can be shown to have been (a) previously known on a nonconfidential basis by the Seller, (b) developed independently by the Seller, (c) in the public domain through no fault of the Seller or (d) later lawfully acquired by the Seller from sources other than the Buyers; provided that the Seller may disclose such information to its directors,
        --------
officers, employees, accountants, counsel, consultants, advisers and agents in connection with the transactions contemplated by this Agreement or in connection with a determination of any matter relating to any Facility or its operations during any period ending on or before the Closing Date or relating to the Seller's rights and obligations under this Agreement and the other Transaction Documents, so long as such Persons are informed by the Seller of the confidential nature of such Information and are directed by the Seller to treat such information confidentially. Notwithstanding anything in Section 6.04 or elsewhere in this Agreement or any other Transaction Document to the contrary, except following notice to and receipt of consent from the

Buyers, the Seller shall not contact or communicate with any employee of the Buyers regarding any matter relating to any Facility or its operations.

          5.08  Non-Competition Agreement.  Effective at the time of the Closing
                -------------------------
and provided each of the Buyers is not in default under any of the Transaction Documents to which such Buyer is a Party, the Seller, Hillhaven and their respective subsidiaries shall refrain from owning, leasing or operating any skilled-nursing Facility within a fifteen mile radius of any Facility for a period of five years from the Closing Date, provided that the Seller may
                                            --------
continue to own, lease or operate its existing facilities commonly known as the Hearthstone Facility and the Villa Ventura facility located in Topeka, Kansas and Kansas City, Missouri, respectively, or any existing facility that the Seller currently subleases to another Person. The Seller acknowledges that the Buyers would be irreparably harmed by the breach of this Section 5.08 and that there would be no adequate remedy at law to compensate the Buyers for such breach. If the terms of this Section 5.08 are breached, the damages to the Buyers shall be its actual damages, but in addition to any other remedy available to the Buyers, they shall be entitled to an injunction restraining such breach.

          5.09  Further Encumbrances.  The Seller shall not enter into any first
                --------------------
Lien Mortgage without prior notice thereof to the Buyers. The debt of the Seller secured by any First Lien Mortgage as of the Closing Date shall not exceed 90 percent of the amount of the Purchase Price allocated (as set forth in Schedule 2.07) to the Purchased Assets encumbered by such First Lien Mortgage and, except for the debt secured by the First Lien Mortgages with respect to Indian Creek Nursing Center and Indian Meadows Nursing Centers, respectively, shall be prepayable, without, at any time by the Seller.

          5.10  Payment of Certain Senior Debt.  The Seller shall pay when due
                ------------------------------
all debt of the Seller that is secured by any First Lien Mortgage. The Seller shall promptly notify the Buyers if the Seller is in default with respect to the payment of such debt, If and for so long as the Seller is in default with respect to the payment of such debt, the Buyers may make payments under the Promissory Note secured by the Mortgage that is junior to the First Lien Mortgage securing such debt directly to the mortgagee of such First Lien Mortgage, provided that such mortgagee shall have consented to such direct
          --------
payment by the Buyers. The Buyers shall receive a credit for such direct payments against their payment obligations under such Promissory Note.

          5.11  Prepayments of Promissory Notes; Release Premium.  As provided
                ------------------------------------------------
in the Promissory Notes and the Mortgages, so long as no Event of Default shall have occurred and be continuing under any of the Promissory Notes, the Buyers may prepay the unpaid principal amount of any Promissory Note, in whole or in part plus accrued interest to the date of such prepayment on the principal amount prepaid, plus any late charges then payable under such Promissory Note, plus any costs and expenses then payable by the Buyers under such Promissory Note; provided, that each partial prepayment shall be in a principal amount of
      --------
not less than $5,000; provided, further, that upon prepayment in whole of the
                      --------  -------
unpaid principal amount of such Promissory Note plus such accrued interest, late charges and costs and expenses, the Buyers shall pay to the Seller a release premium (the "Release Premium") in respect of such Promissory Note in an amount, determined at the date of such prepayment, equal to five percent of the principal amount of such Promissory Note that would then have been outstanding if such Promissory Note had been timely paid in accordance with the regularly scheduled required installment payments paid for in such Promissory Note without regard to any prepayments made in respect of such Promissory Note. The Release Premium in respect of any Promissory Note shall be applied first to any costs and expenses then payable by the Buyers under any other Promissory Notes, second to any late charges then payable under such other Promissory Notes, and then to the principal of such other Promissory Notes plus accrued interest thereon as agreed to by the Seller and the Buyers, or, if the Seller and the Buyers cannot agree, then to such principal and accrued interest determined by the Seller in its sole discretion as to one-half of the Release Premium and to such principal and accrued interest determined by the Buyers their sole discretion as to one-half of the Release Premium. Each partial prepayment of any Promissory Note shall be applied first to any costs and expenses then payable by the Buyers under such Promissory Note, second to any late charges then payable under such Promissory Note, third to interest then accrued on such Promissory Note, and then to the principal installments under such Promissory Note in the inverse order of their maturities without deferral or limitation of the intervening installments of principal or interest.

          5.12  Release of Mortgages.  If the entire unpaid principal amount of
                --------------------
any Promissory Note shall be prepaid and all of the other amounts and the Release Premium with respect to such Promissory Note shall be paid in accordance with the Mortgage securing such Promissory Note, then the Seller agrees that all rights under such Mortgage shall terminate and the property subject to such Mortgage shall become wholly released and cleared of the lien, security interest, conveyance and assignment evidenced by such Mortgage; provided that
                                                                --------
the Mortgage with respect to Clayton House Healthcare shall not be terminated and the property subject to such Mortgage shall not be released and so cleared unless all Promissory Notes and such other amounts as provided in the Mortgages shall have been paid in full.


                                  ARTICLE VI
                          CERTAIN COVENANTS OF BUYERS

          6.01  Conduct.  Until the Closing Date, the Buyers shall not (a) take,
                -------
or agree or commit to take, any action that would make any representation or warranty of the Buyers under this Agreement inaccurate in any respect on, or as of any time prior to, the Closing Date or (b) on"' to take, or agree or commit to omit to take, any action necessary to prevent any representation or warranty of the Buyers under this Agreement from being inaccurate in any respect on, or as of any time prior to, the Closing Date.

          6.02  Notices of Certain Events.  Each of the Buyers promptly shall
                -------------------------
notify the Seller of:

                (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                (b) any notice or other communication from any governmental or regulatory authority in connection with, or otherwise affecting, the transactions contemplated by this Agreement;

                (c) any action, suit, legal or arbitration proceeding or, to the knowledge of such Buyer, administrative proceeding or investigation commenced or, to the knowledge of such Buyer, threatened against, relating to or involving or otherwise affecting such Buyer, the General Partner or any limited partner in such Buyer that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.04 or that relates to the consummation of the transactions contemplated by this Agreement; and

                (d) the occurrence of any event that results in a breach of any of the representations and warranties of the Buyers in this Agreement or any knowledge of the Buyers that any such representations or warranties were inaccurate when made.

          6.03  Confidentiality.  Prior to the Closing Date and after any
                ---------------
termination of this Agreement, the Buyers shall, hold, and shall, use reasonable, diligent efforts to cause the General

Partner and the respective directors, or officers, employees, accountants, counsel, consultants, advisers and agents of the Buyers and the General Partner to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning any Facility or the Seller furnished to the Buyers, the General Partner or the Buyers' other affiliates in connection with the transactions contemplated by this Agreement, except to extent that such information can be shown to have been (a) previously known on a nonconfidential basis by the Buyers, (b) developed independently by the Buyers, (c) in the public domain through no fault of the Buyers or the General Partner or (d) later lawfully acquired by the Buyers from sources other than the Seller; provided
                                                                    --------
that the Buyers may disclose such information to the General Partner and the respective directors, officers employees, accountants, counsel, consultants, advisers and agents of the Buyers and the General Partner in connection with the transactions contemplated by this Agreement, and to the Buyers' lenders in connection with obtaining financing for the transactions contemplated by this Agreement, so long as such Persons are informed by the Buyers of the confidential nature of such information and are directed by the Buyers to treat such information confidentially. If this Agreement is terminated, then the Buyers shall, and shall use reasonable, diligent efforts to cause the General Partner and the respective directors, officers, employees, accountants, counsel, consultants, advisers and agents of the Buyers and the General Partner to, destroy or deliver to the Seller, upon request, all documents and other materials, and all copies thereof, that are obtained by the Buyers or on their behalf from the Seller in connection with this Agreement and that are subject to such confidence. Notwithstanding anything in Section 5.02 or elsewhere in this Agreement or any other Transaction Document to the contrary, except following notice to and receipt of consent from the Vice President of Acquisitions and Development of the Seller, the Buyers shall not contact or communicate with the administrator of any Facility, the director of nursing for any Facility, any Employee, any other employee of the Seller or any resident of any Facility regarding the transactions contemplated by this Agreement.

          6.04  Access.  On and after the Closing Date, upon reasonable notice
                ------
from the Seller to the Buyers, the Buyers shall give the Seller and the Seller's agents and other authorized representatives reasonable access during normal business hours to the Buyers' properties, books, records, employees, accountants and auditors to the extent necessary to permit the Seller to determine any matter relating to any Facility or its operations during any period ending on or before the Closing Date (including the verification of any amounts owing by the Buyers to the Seller under Section 7.08) or relating to the Sellers rights and obligations under this Agreement and the other Transaction Documents; provided
                                                                      --------
that such access by the Seller shall not unreasonably interfere with the conduct of the business of the Buyers.

          6.05  Removal of Signs, Etc.  As soon as possible within a period not
                ---------------------
to exceed sixty days after the Closing Date, the Buyers (at the Buyers' sole cost and expense) shall remove from each Facility all signs that contain any Seller Trade Name and shall remove or obliterate any Seller Trade Name that otherwise appears on any of the other Purchased Assets.

          6.06  Licenses Etc.  The Buyers shall use reasonable, diligent efforts
                ------------
to obtain all licenses and permits that are required to consummate the transactions contemplated by this Agreement.

          6.07  Application of Certain Proceeds.  The Buyers shall apply all
                -------------------------------
proceeds from the sale or the refinancing of any Owned Facility either to prepay the Promissory Notes or for the operations (including the payment of income taxes) of the Facilities.

          6.08  Books, Records, Etc.  As soon as reasonably practicable within a
                -------------------
period not to exceed sixty days after the Closing Date, the Buyers, at its sole cost and expense, shall deliver to the Seller all books, records, files and papers that constitute Excluded Assets and that are located in or upon any Facility on the Closing Date.

                                  ARTICLE VII
                     CERTAIN COVENANT OF SELLER AND BUYERS


          7.01  Diligent Efforts; Further Assurances.  Subject to the terms and
                ------------------------------------
conditions of this Agreement, each of the Seller and the Buyers shall use realm, diligent efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things (including all filings required under the HSR Act) necessary or desirable under applicable laws, rules and regulations to consummate the transactions contemplated by this Agreement. Each of the Seller and the Buyers shall execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

          7.02  Certain Fillings.  The Seller and the Buyers Shall cooperate
                ----------------
with each other (a) in determining whether any action by or in respect of, or filing (including any filing required under the HSR Act) with, any governmental or regulatory authority is required, or any actions, waivers or consents are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, waivers or consents. Each of the Seller and the Buyers shall pay one-half of all filing fees required in connection with any filings under the HSR Act.

          7.03  Public Announcements.  The Seller and the Buyers agree to
                --------------------
consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated by this Agreement and, except as may be required by applicable law or any listing agreement with any national securities exchange, neither the Seller nor the Buyers shall issue any such press release or make any such public statement prior to such consultation and without the prior written consent of the other party as to the form and content of such press release or public statement.

          7.04  Cooperation as to Taxes.  The Seller and the Buyers agree to
                -----------------------
furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased Assets and the Leased Facilities as is reasonably necessary for the filing of all Tax returns, and the making of any election related to Taxes, and the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax return. The Seller and the Buyers shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes involving any Facility.

          7.05  Allocation of Taxes.
                -------------------

                (a) All real property taxes, personal property taxes and similar ad valorem obligations levied with respect to the Purchased Assets and
        -- -------
the Leased Facilities for a taxable period which includes (but does not end on) the Closing Date shall be apportioned between the Seller and the Buyers as of the Closing Date based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period included in the Post-Closing Tax Period. The Seller shall be liable for, and shall pay or reimburse the Buyers for the payment of, the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and the Buyers shall be liable for, and shall pay or reimburse the Seller for the payment of, the proportionate amount of such taxes that is attributable to the Post-Closing Tax Period. Any amount to be paid or reimbursed by the Seller or the Buyers pursuant to this Section 7.05(a) may be reflected as an appropriate credit in any closing statement at the Closing. In the event that either the Seller or the

Buyers shall make any payment for which the Seller or the Buyers, as the case may be, are entitled to reimbursement under this Section 7.05(a), the other party shall make such reimbursement promptly but in no event later than thirty day, after the presentation of a statement setting forth the amount of reimbursement to which the presenting party is entitled together with such supporting evidence as is reasonably necessary to calculate the amount of reimbursement.

                (b) To the extent permitted by applicable law, each of the Seller and the Buyers timely shall pay one-half of the aggregate of (i) all transfer, documentary, sales, use, excise and other similar Taxes assessed upon or with respect to the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers, and (ii) all recording and filing fees with respect to any Transaction Document and any related financing statements and otherwise with respect to the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers.

          7.06  Allocation of Other Charges.  Except as otherwise expressly
                ---------------------------
provided in this Agreement or in any other Transaction Document, all operating income and expenses relating to the operation of the Facilities for any period prior to the Closing Date shall be the income and expenses of the Seller, and all operating income and expenses relating to the operation of the Facilities for any period from and after the Closing Date shall be the income and expenses of the Buyers. All charges, deposits and prepaid amounts for gas, oil, heat, electricity, other fuel, light, power, water, sewer service, telephone service and all other utilities and services used in, upon or about any Facility or charged against any Facility for a period which includes (but does not end on) the Closing Date shall be apportioned between the Seller and the Buyers as of the Closing Date based on the number of days of such period which occur prior to the Closing Date and the number of days of such period which occur on and after the Closing Date. The apportionment of such charges, deposits and prepaid amounts between the Seller and the Buyers shall be based upon the most recently available statement of such charges, debts and prepaid amounts, subject to adjustment, if necessary, within thirty days following receipt of the current statement of such charges, deposits and prepaid amounts. The Seller shall be liable for, and shall pay or shall reimburse the Buyers for the payment of, the proportionate amount of such charges that is attributable to the period which occurs prior to the Closing Date, and the Buyers shall be liable for, and shall pay or shall reimburse the Seller for the payment of, the proportionate amount of such charges, deposits and prepaid amounts that is attributable to the period which occurs on and after the Closing Date. Any amount to be paid or reimbursed by the Seller or the Buyers pursuant to this Section 7.06 may be reflected as an appropriate credit in any closing statement at the Closing. In the event that either the Seller or the Buyers shall make any payment for which the Seller or the Buyers, as the case may be, are entitled to reimbursement under this Section 7.06, the other party shall make such reimbursement promptly but in no event later than thirty days after the presentation of a statement setting Forth the amount of reimbursement to which the presenting party is entitled together with such supporting evidence as is reasonable necessary to calculate the amount of reimbursement.

          7.07  Employees.
                ---------

                (a) Effective as of 11:00 p.m. on the day immediately preceding the Closing Date, the Seller shall terminate the employment of all of the Employees and, with respect to salaries and wages, no later than the normal pay period and with respect to other employment benefits, within a reasonable time after the Closing Date, shall pay to the Employees all salaries, wages and other employment benefits due for period prior to 11:01 p.m. on the day immediately preceding the Closing Date. The Seller timely shall pay to all applicable governmental and regulatory authorities all employment-related Taxes due with respect to the Employees for periods prior to 11:01 p.m. on the day immediately preceding the Closing Date. The Buyers shall not take or omit to take, and shall not permit any Operator to take or to omit to take, any action that would subject the Seller to any Seller Loss arising from or by reason of any violation or alleged violation of any Employment Law.

                (b) After the Closing, the Seller shall retain for each Transferred Employee (i) all liabilities and obligations arising under any group life, accident, medical, dental or disability plan or similar arrangement (whether or not insured) to the extent that such liability or obligation relates to claims incurred (whether or not reported) at or prior to 11:00 p.m. on the day immediately proceeding the Closing Date and (ii) all liabilities and obligations arising under any workers' compensation arrangement to the extent such liability or obligation relates to occurrences that take place at or prior to 11:00 p.m. on the day immediately preceding the Closing Date.

                (c) From and after 11:01 p.m. on the day immediately preceding the Closing Date, the Buyers shall, or shall cause each Operator to, continuously offer for each eligible (as determined by the insurance carrier) Transferred Employee insurance polices or other similar arrangements (individually, an "Employee Benefit Program" and collectively, the "Employee Benefit Programs") offering individual or group life, accident, medical, dental and disability insurance; provided that medical insurance may be offered through
                          --------
individual policies not part of any group Employee Benefit Program. The Buyers' Employee Benefit Program or, where appropriate, any Operator's Employee Benefit Program shall be responsible with respect to each eligible (as determined by the insurance carrier Transferred Employee who accepts such offer for all liabilities and obligations arising under each such Employee Benefit Program to the extent that such liability or obligation relates to claims incurred at any time after 11:00 p.m. on the day immediately preceding the Closing Date. In addition, the Buyers shall be, and shall cause each Operator to be, responsible with respect to each Transferred Employee for all liabilities and obligations arising under any workers' compensation arrangement to the extent such liability or obligation relates to occurrences that take place at any time after 11:00 p.m. on the day immediately preceding the Closing Date.

                (d) Effective at 11:01 p.m. on the day Immediately preceding the Closing Date, the Buyers shall, or shall cause each Operator to,
(i)offer to each eligible (as determined by the insurance carrier) Transferred Employee the insurance coverage offered in the Employee Benefit Programs and
(ii) offer to make such coverage immediately available to each eligible (as determined by the insurance carrier) Transferred Employee under the Employee Benefit Programs. The Buyers shall, and shall cause each Operator to, recognize all service of each Transferred Employee with the Seller for purposes of eligibility to participate in the Employee Benefit Programs in which such eligible Transferred Employee is enrolled by the Buyers or such Operator, effective at 11:01 p.m. on the day immediately preceding the Closing Date.

          7.08  Receivables.  The Buyers shall assume responsibility for all
                -----------
billings and the collection of all accounts in respect of the ownership, use and operation of each Facility and the other Purchased Assets by the Buyer after the Closing. The Seller shall retain all of its right, title and interest in and to all accounts, notes and other receivables in respect of the ownership, use and operation of each Facility and the other Purchased Assets prior to the Closing, and the Seller shall retain responsibility for the collection of all such receivables. Within 15 days after the Closing Date, the Seller shall furnish to the Buyers a list of all accounts, notes and other receivables in respect of the ownership, use and operation of each Facility and the other Purchased Assets prior to the Closing. All payments that may be received by the Buyers with respect to any of the Excluded Assets shall be received in trust for the benefit of the Seller, shall be segregated from other funds and property of the Buyers and shall immediately be delivered to the Seller in the same form as so received, with any necessary endorsements. Any payment received by the Buyer within the period of sixty days immediately following the Closing Date in respect of the ownership, use or operation of any Facility shall be deemed to be a payment with respect to an Excluded Asset, unless such payment is expressly designated by the payor or obligor as a payment in respect of the ownership, use and operation of such Facility after the Closing or unless no receivable to which such Payment may relate is set forth in the list of receivables furnished by the Seller to the Buyers pursuant to this Section 7.06. The Buyers shall maintain at each Facility, or at such other location in Advance, North Carolina, as shall be specified in writing to the Seller, all of the books, records and other documents and materials pertaining to each Facility and the other Purchased Assets.

          7.09  Patient Trust Funds.  As soon as practicable after the Closing,
                -------------------
the Seller shall furnish to the Buyers an accounting of all personal funds of residents of the Facilities which are held by the Seller in a custodial capacity. Such accounting shall set forth the name of each resident for whom such funds are held and the amount held by the Seller on behalf of such resident and shall be certified by an officer of the Seller. As soon as practicable after the Closing, the Seller, in accordance with all applicable laws, rules and regulations, shall transfer all such funds to a bank account designated by the Buyers, and the Buyers shall execute and deliver to the Seller receipt and assumption agreements each substantially in the form of Exhibit E (the "Receipt and Assumption Agreements"), pursuant to which the Buyers shall Acknowledge receipt of, and shall assume the Seller's fiduciary, custodial and other obligations and liabilities with respect to, such funds. The Seller and the Buyers acknowledge and agree that, upon the transfer of such funds by the Seller to the bank account designated by the Buyers, the Seller shall be relieved of all fiduciary, custodial and other obligations and liabilities with respect to such funds.

          7.10  Preliminary Commitment for Title Insurance.  Not less than
                ------------------------------------------
twenty days prior to the Closing, the Seller shall furnish to the Buyers a preliminary commitment for title insurance (the "Title Report") issued by the Title Company with respect to the Real Property and the Improvements. The Title Report shall be accompanied by copies of all documents referred to in the Title Report. The Buyers shall have ten days (the "Review Period") following receipt of the Title Report within which to give notice to the Seller that the Buyers have disapproved any exception to title (other than any Permitted Lien) shown by the Title Report If any supplement or amendment to the Title Report is issued and show's any additional exception to title (other than any Permitted Lien), and if the Review Period has expired, the Buyers shall have ten days from the date of receipt of such supplement or amendment to the Title Report (the "Extended Review Period") within which to give to the Seller notice of disapproval of such additional exception to title. If the Buyers fail to give notice of disapproval to the Seller within the Review Period or the Extended Review Period, as the case may be, then the Buyers shall conclusively be deemed to have approved the status of title shown by the Title Report and any supplement or amendment to the Title Report. If the Buyers give to the Seller notice of disapproval within the Review Period or the Extended Review Period, as the case may be, then, at the Buyers' sole option, the Buyers either (a) may terminate this Agreement by giving written notice of termination to the Seller and the Escrow Agent within the Review Period or the Extended Review Period, as the case may be, whereupon all funds, documents and instruments deposited in escrow by the Buyers shall be returned to the Buyers and all funds, documents and instruments deposited in escrow by the Seller shall be returned to the Seller or (b) may provisionally accept title to the Real Property and the improvements subject to removal of any disapproved exception to title, in which case the Seller shall use reasonable, diligent efforts to cause the removal of the disapproved exception prior to the Closing. In the event the Seller does not cause the removal of such disapproved exception prior to the Closing, the Buyers either (i) may terminate this Agreement by giving written notice of termination to the Seller or (ii) may waive its previous disapproval of the status of title, whereupon (subject to satisfaction or waiver of the conditions set forth in Article IX) the transaction contemplated by this Agreement shall be consummated as scheduled and the Buyers shall take title to the Real Property and the Improvements subject to the previously disapproved exception to title.

          7.11  Condition of Purchased Assets and Leased Facilities; Disclaimer
                ---------------------------------------------------------------
of Warranties.  The Buyers acknowledge and agree that they are sophisticated
-------------
purchasers possessing such knowledge and experience in financial matters and the operation of nursing centers or health care facilities

(including the retroactive and prospective effect of enacted, published or reported laws, rules, regulations and judicial and administrative decisions pertaining to matters of licensure, survey, reimbursement and private pay census) that they are capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the other Transaction Documents. The Buyers acknowledge and agree that this Agreement provides to the Buyers sufficient opportunity to conduct their own inspection and investigation of each Facility, the Inventory and the Personal Property, and of public records pertaining to the Seller, each Facility and any of the other Purchased Assets. By accepting the Deeds and the Bill of Sale, by entering into the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease, and by entering into the Subleases, the Buyers shall have approved the physical condition of each Facility, the Inventory and the Personal Property and shall have accepted and purchased the Owned Facilities, the Inventory and the Personal Property and shall have accepted and leased or subleased the Bond-financed Owned Facilities and the Leased Facilities, "AS IS, WHERE IS and WITH ALL FAULTS." The Buyers
                            -----  ----- --     ---------------
acknowledge and agree that the Seller shall have no liability for, and that the Buyers shall have no recourse against the Seller for, any defect or deficiency of any kind whatsoever (whether patent or latent and whether discovered or discoverable by the Seller or the Buyers) in any Facility, the Inventory or the Personal Property. The Buyers further acknowledge and agree that, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE III, IN THE DEEDS, IN THE BILL OF SALE AND IN THE SUBLEASES, THE SELLER HAS NOT MADE AND DOES NOT MAKE, AND THE SELLER HEREBY EXPRESSLY DISCLAIMS, ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND AND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PURCHASED ASSETS OR THE LEASED FACILITIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND REPRESENTATIONS OR WARRANTIES WITH RESPECT TO (A) THE EXISTENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCE IN, ON, UNDER OR AFFECTING ANY OF THE PURCHASED ASSETS OR THE LEASED FACILITIES, (B) THE COMPLIANCE OF ANY OF THE PURCHASED ASSETS OR THE LEASED FACILITIES, INCLUDING THEIR USE OR OPERATION, WITH ANY ENVIRONMENTAL LAW, (C) THE ASSIGNABILITY OR TRANSFERABILITY OF ANY OF THE ASSUMED CONTRACTS OR THE PERMITS, AND (D)THE EFFECT ON THE BUSINESS, ASSETS, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF ANY FACILITY OF ANY ENACTED, PUBLISHED OR REPORTED LAWS, RULES, REGULATIONS OR JUDICIAL OR ADMINISTRATIVE DECISIONS (WHETHER HAVING RETROACTIVE OR PROSPECTIVE EFFECT) PERTAINING TO MATTERS OF LICENSURE, SURVEY, REIMBURSEMENT OR PRIVATE PAY CENSUS.

          7.12  Inspection.  The Buyers shall have until May 20, 1992 (June 1,
                ----------
1992 with respect to environmental matters) (a) to conduct or cause to be conducted such inspections and investigations of the Purchased Assets and the Leased Facilities as the Buyers desire and (b) to give notice to the Seller that the Buyers have disapproved any aspect of any physical condition of any Facility or any of the other Purchased Assets. If the Buyers fail to give notice of disapproval to the Seller on or before such date, as applicable, then the Buyers shall conclusively be deemed to have approved the physical condition of the Facilities and the other Purchased Assets. If the Buyers give to the Seller notice of disapproval on or before such date in respect of any aspect of the physical condition of any Facility or any of the other Purchased Assets, then, at the Seller's sole option and without any obligation to do so, the Seller may repair or otherwise correct to the reasonable satisfaction of the Buyers such disapproved aspect of the physical condition of such Facility or such other Purchased Asset, whereupon the Buyers shall conclusively be deemed to have the condition of the Facilities and the other Purchased Assets. If the Buyers give to the Seller notice of disapproval on or before such date in respect of any aspect of the physical condition of such Facility or any of the other Purchased Assets and the Seller does not elect to repair or otherwise correct such disapproved aspect of the physical condition of such Facility or such other Purchased Asset to the reasonable satisfaction of the Buyers, then, at the Buyers sole option, the Buyers either (i) may terminate this Agreement by giving written notice of termination to the Seller and the Escrow Agent on or before May 25, 1992 (June 5, 1992 with respect to environmental matters), whereupon all funds, documents and instruments deposited in escrow by the Buyers shall be returned to the Buyer: and all funds documents and instruments deposited in escrow by the Seller shall be returned to the Seller or (ii) may waive their previous disapproval, whereupon (subject to satisfaction or waiver of the conditions set forth in Article IX) the transactions contemplated by this Agreement shall be consummated as scheduled and the Buyers shall acquire the Purchased Assets and sublease the Leased Facilities subject to the previously disapproved physical condition. Each of the Seller and the Buyers shall pay one-half of the aggregate costs and expenses of any environmental assessments obtained by the Buyers with respect to the Purchased Assets and the Leased Facilities up to $100,000, and all such costs and expenses in excess of $100,000, and all such costs and expenses of any inspections and investigations of the Purchased Assets and the Leased Facilities, shall be paid by the Buyer.

          7.13  Destruction of or Damage to Facilities.
                --------------------------------------

                (a) Within five days after the destruction of or any material damage to any Facility by fire or other casualty or any other cause prior to the Closing Date, the Seller shall give to the Buyers notice of such destruction or damage.

                (b) If any Facility is destroyed or damaged prior to the Closing Date and the cost to replace, repair or restore the destroyed or damaged portion of such Facility would equal or exceed twenty-five percent of the insurable value of such Facility, then the Buyers may:

                              (i) terminate this Agreement by giving written notice of termination to the Seller within twenty days after receipt by the Buyers from the Seller of notice of such destruction or damage, whereupon this Agreement shall terminate; or

                             (ii) accept such Facility as so destroyed or damaged plus an assignment at the Closing by the Seller to the Buyer: of the proceeds of property and casualty insurance paid or payable in respect of such destruction or damage, whereupon (subject to satisfaction or waiver of the conditions set forth in Article IX) the transactions contemplated by this Agreement shall be consummated as scheduled and the Buyers shall accept such assignment of insurance proceeds and shall accept and take title to or sublease such Facility, as the case may be.

                (c) If any Facility is damaged prior to the Closing Date and the cost to replace, repair or restore the damaged portion of such Facility would be less than twenty-five percent of the insurable value of such Facility, then the Seller, in its discretion, may replace, repair or restore the destroyed or damaged portion of such Facility prior to the Closing Date, whereupon (subject to satisfaction or waiver of the conditions set forth in Article IX) the transactions contemplated by this Agreement shall be consummated as scheduled. If any Facility is damaged prior to the Closing Date, and the cost to replace, repair or restore the damaged portion of such Facility would be less than twenty-five percent of the insurable value of such Facility, and the Seller does not replace, repair or restore the destroyed or damaged portion of such Facility prior to the Closing Date, then the Buyers may:

                              (i) terminate this Agreement by giving written notice of termination to the Seller, whereupon this Agreement shall terminate; or

                             (ii) accept such Facility as so damaged plus an assignment at the Closing by the Seller to the Buyers of the proceeds of property and casualty insurance paid or payable in respect of such damage, whereupon (subject to satisfaction or waiver of the conditions set forth in Article IX) the transactions contemplated by this Agreement shall be consummated as scheduled and the Buyers shall accept such assignment of insurance proceeds and shall accept and take title or sublease such Facility, as the case may be.

                (d) Notwithstanding anything to the contrary set forth in this Section 7.13, the Seller and the Buyers acknowledge and agree that the provisions of this Section 7.13 are Sect to the provisions of the Leases, agreements relating to the Bond-financed Owned Facilities and other documents that govern matters relating to the destruction of or damage to certain of the Facilities and the application of insurance proceeds.

          7.14  Consents.  Each of the Seller and the Buyers shall use
                --------
reasonable, diligent efforts to obtain all consents that are required for, or that are reasonably requested by the Seller or the Buyers in connection with, the consummation of the transactions contempLated by this Agreement. If requested by the Buyers, the Seller shall use reasonable, diligent efforts to obtain estoppel certificates or the equivalent from the lessor under any Lease or from any party to any financing documents pertaining to any Facility. Each of the Seller and the Buyers shall pay one-half of all costs and expenses, including the reasonable Fees and disbursements of attorneys other than the respective counsel for the Seller and the Buyers, incurred in connection with obtaining such consents.

          7.15  Inventory.  Prior to the Closing, the Seller and the Buyers
                ---------
agree to perform, together, an inventory count of the Personal Property and the personal property located in or upon or used exclusively in connection with the Leased Facilities. The costs and expenses incurred in connection with such inventory count shall be paid by the party incurring such cost or expense.

          7.16  Schedules and Exhibits.  If any Schedule or Exhibit is not
                ----------------------
attached to this Agreement at the date hereof, then the Seller or the Buyers, as appropriate, shall prepare such Schedules and Exhibits as soon as practicable. When the form and substance of such Schedules and exhibits have been agreed to by the Seller and the Buyers, such Schedules and Exhibits shall be attached to this Agreement. If such Schedules and Exhibits are not attached to this Agreement by May 20, 1992, or such other date in respect of a particular Schedule or Exhibit as may be mutually agreed upon in writing by the Seller and Buyers, then the Seller or the Buyers may terminate this Agreement by giving written notice of such termination to the other party within two business days of such date. The Seller and the Buyers hereby agree that Schedule 2.07 may be attached to this Agreement at any time prior to the Closing Date.

          7.17  Financing.  The Buyers agree to use reasonable, diligent efforts
                ---------
to obtain, on terms reasonably acceptable to the Buyers, financing for the portion of the Purchase Price payable at Closing. The Buyers shall have until April 30, 1992, to obtain from a financial institution or other lender a commitment to provide such financing. On May 1, 1992, the Buyers shall give to the Seller written notice stating whether the Buyers have obtained or have failed to obtain such commitment. If the Buyers fail to give such written notice to the Seller on May 1, 1992, or if the Buyers give to the Seller such written notice stating that the Buyers have Failed to obtain such commitment on or before April 30, 1992, then either the Seller or the Buyers may terminate this Agreement by giving written notice of notice to the other party to this Agreement not later than May 2, 1992 whereupon all funds, documents and instruments deposited in escrow by the Buyers shall be returned to the Buyers and an funds, documents and instruments deposited in escrow by the Seller shall be returned to the Seller. If neither the Seller nor the Buyers gives written notice of termination to the other party to this Agreement pursuant to this
Section 7.17 on or before May 2, 1992, then (subject to the satisfaction or waiver of the conditions set forth in Article IX) the transactions contemplated by this Agreement shall be consummated as scheduled.

          7.18  Delivery of Certain Documents.  On the date of this Agreement,
                -----------------------------
the Seller and the Buyers shall deliver to the other party the following properly executed and acknowledged documents: the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases.


                                 ARTICLE VIII
                                    CLOSING

          8.01  Closing.  The consummation of the purchase and sale of the
                -------
Purchased Assets, the lease or sublease of the Bond-financed Owned Facilities, the assumption of the Assumed Liabilities and the sublease of the Leased Facilities under this Agreement, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick SubLease and the Subleases (the "Closing") shall take place simultaneously at the offices of Bogle & Gates at Seattle, Washington, or at such other place or on such other date as the Seller and the Buyers may agree in writing. Subject to the expiration of all notice periods applicable under the Employment Laws in connection with the termination of the employment of the Employees as contemplated by Section 7.07(a), the Closing shall take place on the first day of the calendar month immediately following the calendar month in which the Seller and the Buyers shall have received all consents of all governmental and regulatory authorities and an other Persons required for the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, or on such other date as the Seller and the Buyers may agree in writing; provided that in no event shall the Closing take place
                      --------
prior to June 1, 1992 or later than July 31, 1992.

          8.02  Conveyance; Sublease.  At the Closing, the Seller shall convey
                --------------------
to the Buyers the Real Property and the Improvements by deeds substantially in the form of Exhibit F (the "Deeds"), subject to no Liens other than the Permitted Liens. At the Closing, the Seller shall convey to the Buyers the Inventory, the Permits, the Personal Property and the Records by bills of sale and general assignments each substantially in the form of Exhibit G (the "Bills of Sale"), subject to no Liens other than the Permitted Liens. At the Closing, the Seller shall lease or sublease to the Buyers the Bond-financed Owned Facilities by the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease. At the Closing, the Seller shall sublease to the Buyers the Leased Facilities by the Subleases. Any Liens to be discharged by the Seller may be paid out of the Purchase Price at the Closing.

          8.03  Possession and Risk of Loss.  Possession of the Purchased Assets
                ---------------------------
and the Leased Facilities shall pass to the Buyers at the Closing. The Seller shall bear the risk of loss of the Purchased Assets and the Leased Facilities prior to the Closing. The Buyers shall bear the risk of loss of the Purchased Assets and the Leased Facilities from and after the Closing.

          8.04  Seller's Delivery of Documents at Closing.  At the Closing, the
                -----------------------------------------
Seller shall deliver or cause to be delivered to the Buyers the following properly executed and, where appropriate, acknowledge documents:

                (a)      the Assignment and Assumption Agreements;

                (b)      the Deeds;

                (c)      the Bills of Sale;

                (d) a binding commitment of the Title Company to issue the Owner's Title Policy;

                (e) originals or copies of the Assumed Contracts-and the Permits;

                (f)      an affidavit of nonforeign status required pursuant to
section 1445 of the Internal Revenue Code, as amended;

                (g) a certificate signed by the President or a Vice President of the Seller, dated the Closing Date, certifying that the representations and warranties of the Seller contained in this Agreement and in any certificate or other writing delivered by the Seller pursuant to this Agreement are true on and as of the Closing Date, as if made on and as of the Closing Date, with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect;

                (h) certified copies of the resolutions of the board of directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement and the Subleases and the consummation of the transactions contemplated thereby;

                (i) an affidavit of the Seller with respect to mechanics' and materialmen's liens;

                (j) estoppel certificates from the lessors under the Leases, in form and substance reasonably satisfactory to the Buyers;

                (k) a written opinion of General Counsel to the Seller, dated the Closing Date, substantially in the form of Exhibit H;

                (l) a pharmacy partnership agreement, dated as of the Closing Date, substantially in the form of ExhIbit I (the "Pharmacy Partnership Agreement");

                (m) a pharmacy management agreement dated as of the Closing Date, substantially in the form of Exhibit J (the "Pharmacy Management Agreement;

                (n) a partnership agreement relating to rehab services, dated as of the Closing Date, substantially in the form of Exhibit K (the "Rehab Partnership Agreement");

                (o) a management agreement relating to rehab services, dated as of the Closing Date, substantially in the form of Exhibit L (the "Rehab Management Agreement");

                (p) accounting and data processing services agreements, dated as of the Closing Date, each substantially in the form of Exhibit M (the "Accounting Services Agreements"); and

                (q) such other documents as may be reasonably required by the Title Company.

          8.05  Buyers' Delivery of Documents and Purchase Price at Closing.  At
                -----------------------------------------------------------
the Closing, the Buyers shall deliver or cause to be delivered to the Seller cash or immediately available funds in an amount equal to $3,850,000 and the Rent due on the Closing Date, and the following properly executed and, where appropriate, acknowledged documents:

                (a)      the Assignment and Assumption Agreements;

                (b)      the Promissory Notes;

                (c)      the Mortgages;

                (d) Uniform Commercial Code financing statements naming the Buyers, as debtors, and the Seller, as secured party, in appropriate forms for filing in all jurisdictions as shall be necessary or appropriate to perfect the security interest created by the Mortgages;

                (e) written evidence of the insurance required by the Mortgages, the charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases;

                (f) a binding commitment of the Title Company to issue the Mortgagee's Title Policy;

                (g) a certificate signed by the President of the General Partner in the Buyers, dated the Closing Date, certifying that the representations and warranties of the Buyers contained in this Agreement and in any certificate or other writing delivered by the Buyers pursuant to this Agreement are true in all material respects on and as of the Closing Date, as if made on and as of the Closing Date;

                (h) a written opinion of House & Blanco, P.A. counsel to the Buyers, dated the Closing Date, substantially in the Form of Exhibit N;

                (i)      the Receipt and Assumption Agreements;

                (j)      the Guaranty;

                (k)      the Pharmacy Partnership Agreement;

                (l)      the Pharmacy Management Agreement;

                (m)      the Rehab Partnership Agreement;

                (n)      the Rehab Management Agreement;

                (o)      the Accounting Services Agreements; and

                (p) a Kansas Real Estate Validation Questionnaire for the Register of Deeds.

          8.06  Certain Payments and Prorations.  At the Closing:
                -------------------------------

                (a) the Seller shall pay all then unpaid Taxes that are to be paid by the Seller on or prior to the Closing Date pursuant to Section 5.04;

                (b) the Seller shall pay one-half of all then unpaid transfer, documentary, sales, use, excise and similar Taxes which are assessed upon or with respect to the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers and which are to be paid to the Seller on or prior to the Closing Date pursuant to section 7.05(b);

                (c) the Seller shall pay one-half of all recording and filing fees with respect to any Transaction Document and any related financing statement and otherwise with respect to the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers;

                (d) the Seller shall pay all then unpaid charges that are to be paid by the Seller on or prior to the Closing Date pursuant to Section 7.06;

                (e) the Seller shall pay the premium for the Owner's Title Policy at ordinary premium rates without any requirement for additional premiums or charges for endorsements, surveys or of otherwise;

                (f) the Seller shall pay any additional premiums or charges for any endorsements (including any comprehensive or extended coverage endorsements) or surveys that it requests in connection with the Mortgagee's Title Policy;

                (g) the Seller shall pay one-half of the Escrow Agent's fees;

                (h) the Buyers shall pay one-half of ad then unpaid transfer, documentary, sales, use, excise and similar Taxes which are assessed upon or with respect to the sale, assignment transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers and which are to be paid by the Buyers on or prior to the Closing Date pursuant to SectIon 7.05(b);

                (i) the Buyers shall pay one-half of all recording and filing fees with respect to any Transaction Document and any related financing statements and otherwise with respect to the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and the sublease of the Leased Facilities to the Buyers;

                (j) the Buyers shall pay all then unpaid charges, and shall reimburse the Seller for the payment of any and all deposits and prepaid amounts, that are to be paid or reimbursed by the Buyers on or prior to the Closing Date pursuant to Section 7.06;

                (k) the Buyers shall pay the premium for the Mortgagee's Title Policy at ordinary premium rates without any requirement for additional premiums or charges for endorsements, surveys or otherwise;

                (l) the Buyers shall pay any additional premiums or charges for any endorsements (including any comprehensive or extended coverage endorsements) or surveys that it requests in connection with the Owner's Title Policy; and

                (m) the Buyers shall pay one-half of the Escrow Agent's fees.


                                  ARTICLE IX
                             CONDITIONS TO CLOSING

          9.01  Conditions to the Obligations of Seller and Buyers.  The
                --------------------------------------------------
respective obligations of the Seller and the Buyers to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

                (a) Any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement shall have expired or early termination of such waiting period shall have been granted.

                (b) No court, arbitrator or governmental or regulatory authority shall have issued any order, and there shall not be any law, rule, regulation or ordinance, restraining or prohibiting the consummation of the transactions contemplated by this Agreement and no proceeding challenging this Agreement or the transactions contemplated by this Agreement or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental or regulatory authority and shall be pending.

                (c) The Seller and the Buyers shall have received all consents of any governmental or regulatory authority or any other Person required for the execution and delivery of this Agreement, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease, the Subleases, the Deeds and the consummation of the transactions contemplated by this Agreement.

                (d) Any applicable notice period under any Employment Law relating to the termination of the employment of the Employees contemplated by
Section 7.07 shall have expired.

          9.02  Additional Conditions to the Obligation of Buyers.  The
                -------------------------------------------------
obligation of the Buyers to consummate the transactions contemplated by this Agreement is further subject to the satisfaction of the Following conditions;

                (a) The Seller shall have performed in all material respects all of the Seller's obligations under this Agreement required to be performed by the Seller at or prior to the Closing.

                (b) The representations and warranties of the Seller contained in this Agreement and in any certificate or other writing delivered by the Seller pursuant to this Agreement shall be true on and as of the Closing Date, as if made on and as of the Closing Date, with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect.

                (c) The Buyers shall have received the documents required by Section 8.04.

                (d) The Buyers shall have received from the lessors under the Leases in respect of the Leased Facilities listed in Schedule 1.01D the option to purchase such Leased Facilities, provided, that any such option to
                                           --------
purchase shall be expressly conditioned upon the unconditional release by such lessor of the Seller and all affiliates of the Seller from all duties, obligations and liabilities arising under or by reason of such Lease upon the consummation of such purchase.

          9.03  Additional Conditions to the Obligation of Seller.  The
                -------------------------------------------------
obligation of the Seller to consummate the transactions contemplated by this Agreement is further subject to the satisfaction of the following conditions:

                (a) The Buyers shall have performed in all material respects all of the Buyers' obligations under this Agreement required to be performed by the Buyers at or prior to the Closing.

                (b) The representations and warranties of the Buyers contained in this Agreement and in any certificate or other writing delivered by the Buyers pursuant to this Agreement shall be true in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

                (c) The Seller shall have received cash or immediately available funds in an amount equal to $3,850,000 and the Rent due on the Closing Date, and the documents required by Section 8.05.

                                   ARTICLE X
                           SURVIVAL; INDEMNIFICATION

          10.01  Survival. The covenants set forth in Sections 2.01, 2.11, 2.12,
                 --------
2.14, 5.07, 5.09, 5.10, 5.11, 5.12, 6.03, 6.04, 6.05, 7.06, 7.08. 7.09, 7.11,
10.01, 10.02 10.03, 10.04, 10.05 and 12.11 and in the Assignment and Assumption Agreements, the Receipt and Assumption Agreements and the Deeds shall survive the Closing indefinitely. The covenants, representations and warranties set forth in Sections 2.07, 3.09, 3.15, 5.04, 5.05, 7.04, 7.05 and 7.07 shall survive the Closing until the expiration of all applicable statutory periods of limitations (after giving effect to any waiver, mitigation or extension of any such statutory periods of limitations). Except as otherwise provided therein, the covenants, representations and warranties of the Buyers set forth in Section
6.07 and in the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease, the Promissory Notes, the Mortgages and the Subleases shall survive the Closing until all obligations, of the Buyers thereunder shall have been paid and performed in full. The covenant of the Seller set forth in Section 5.08 shall survive the Closing until the expiration of the period specified therein. All of the other covenants, representations and warranties of the Seller and the Buyers set forth in this Agreement or in any certificate or other writing delivered pursuant to this Agreement or in connection with this Agreement shall survive the Closing until the second anniversary of the Closing Date. Notwithstanding anything to the contrary set forth in this Section 10.01 or elsewhere in this Agreement or any other Transaction Document, any covenant, representation or warranty in respect of which indemnity may be sought under section 10.02 or Section 10.03 shall survive the time at which such cover representation or warranty would otherwise terminate pursuant to the preceding two sentences if notice of the incorrectness or breach of such covenant, representation or warranty giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to the time at which such covenant, representation or warranty would otherwise terminate pursuant to the preceding two sentences. Any such notice shall describe the event, circumstance or state of facts giving rise to the claimed incorrectness or breach of such covenant, representation or warranty and the Section or Sections of this Agreement or any other Transaction Document upon which such right to indemnity is based.

          10.02  Indemnification by Seller.  The Seller hereby indemnifies and
                 -------------------------
agrees to defend and hold harmless the Buyers, the General Partner and the employees and agents of the Buyers, and their respective successors and assigns, from and against any and all Buyer Losses arising from or by reason of: (a) any incorrectness or breach of any of the representations, warranties or covenants of the Seller set forth in this Agreement or in any certificate or other writing delivered pursuant to this Agreement or in connection with this Agreement; or
(b) any obligation or liability relating to any Excluded Asset; or (c) the Seller's ownership, lease, use, operation, disposition or loss of any of the Purchased Assets or the Leased Facilities prior to the Closing Date, but expressly excluding the condition of any of the Purchased Assets and any use, generation, manufacture, treatment storage, recycling transportation, disposal, spill, leak or release of any Hazardous Substance in, on or under any Facility or any of the other Purchased Assets prior to the Closing; provided that the
                                                           --------
Seller shall not be liable under this Section 10.02 unless the aggregate amount of the Buyer Losses with respect to all matters referred to in this Section
10.02 (determined without regard to any materially qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity under this Agreement) exceeds $5,000 and then only to the extent of such excess.

          10.03  Indemnification by Buyers.  The Buyers hereby indemnify and
                 -------------------------
agree to defend and hold harmless the Seller and the directors, officers, employees and agents of the Seller, and their respective successors and assigns, from and against any and all Seller Losses arising from or by reason of: (a) any incorrectness or breach of any of the representations, warranties or covenants of the Buyers set forth in this Agreement or in any certificate or other writing delivered pursuant to this Agreement or in connection with this Agreement; (b) any Assumed Liability; or (c) the ownership, sublease, use, operation, condition, disposition or loss of any of the Purchased Assets or the Leased Facilities, or the conduct of the business at any Facility, on and after the Closing Date, including the employment or performance of any Transferred Employee and any use, generation, manufacture, treatment, storage, recycling, transportation, disposal, split, leak or release of any Hazardous Substance in, on or under any Facility or any of the other Purchased Assets after the Closing; provided that the Buyers shall not be liable under this
                   --------
Section 10.03 unless the aggregate amount of the Seller Losses with respect to all matters referred to in this Section 10.03 (determined without regard to any materiality qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity under this Agreement) exceeds $5,000 and then only to the extent of such excess.

          10.04  Procedures.  The party seeking indemnification under Section
                 ----------
10.02 or Section 10.03 (the "Indemnified Party") shall give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought under Section 10.02 or Section 10.03, as the case may be. Such notice shall be accompanied by copies of any claim, process, legal pleading or other document received by the Indemnified Party from any Person (other than the Indemnified Party's legal counsel) relating to any such claim, suit, action or proceeding. The Indemnifying Party may, and at the request of the Indemnified Party shall, participate in and control the defense of any such claim, suit, action or proceeding at the Indemnifying Party's own expense: The party controlling the defense of any such claim, suit, action or proceeding shall be entitled to employ counsel in connection with such defense, and any counsel so employed shall be reasonably acceptable to the other party to this Agreement. The Indemnifying Party shall not be liable be under Section 10.02 or Section 10.03 for any Buyer Loss or any Seller Loss, as the case may be, in respect of which indemnity may be sought if any claim, suit, action or proceeding in respect of which indemnity is sought under this Agreement with respect to such Buyer Loss or Seller Loss is Settled or Seller without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

          10.05  Exclusivity.  After the Closing, this ArtIcle X and the
                 -----------
provisions of the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease, the Promissory Notes, the Mortgages, the Subleases and the Guaranty shall provide the exclusive remedies for the incorrectness or breach of any representation, warranty or covenant (other than those contained in Sections 5.07, 5.08 and 6.04) set forth in this Agreement or in any certificate or other writing delivered pursuant to this Agreement or in connection with this Agreement.

                                  ARTICLE XI
                                  TERMINATION

          11.01  Grounds for Termination.  This Agreement may be terminated at
                 -----------------------
any time prior to the Closing:

                 (a) by mutual written agreement of the Seller and the Buyers;

                 (b) by the Seller or the Buyers pursuant to Section 7.16 or if the Closing shall not have taken place on or before July 31, 1992;

                 (c)     by the Buyers pursuant to Section 7.10, Section 7.12
Section 7.13 or Section 7.17;

                 (d) by the Seller or the Buyers if there shall be any applicable law, rule, regulation or ordinance that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if consummation of the transactions contemplated by this

Agreement would violate any non-appealable final order, decree or judgment of any court or governmental or regulatory body having competent jurisdiction; or

                 (e) by the Seller or the Buyers if any of the conditions to Closing shall not have been fulfilled or waived.

The party to this Agreement desiring to terminate this Agreement pursuant to clause (b) clause (c) clause (d) or clause (e) of this Section 11.01 shall give notice of such termination to the other party to this Agreement.

          11.02  Effect of Termination.  If this Agreement is terminated as
                 ---------------------
permitted by Section 11.01, then such termination shall be without liability of either party to this Agreement (or the General Partner or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that if any termination of this
                                      --------
Agreement or any other failure to consummate the transactions contemplated by this Agreement, shall result from the willful failure of the Seller to fulfill a condition to the performance of the obligations of the Buyers or to perform a covenant of this Agreement to be performed by the Seller, then, in recognition of the difficulty or impossibility of determining the amount of actual damages that would be suffered by the Buyers, the Seller agrees to pay to the Buyers, and the Buyers agree to accept from the Seller, as liquidated damages, and not as a penalty, an aggregate amount equal to $250,000, and such termination or other failure to consummate the transactions contemplated by this Agreement, shall be willful failure liability of the Seller (or any shareholder, director, officer, employee, agent, consultant or representative of the Seller) to the Buyers; provided, further, that if any termination of this Agreement, or any
        --------  -------
other failure to consummate the transaction contemplated by this Agreement, shall result from the willful failure of the Buyers to fulfill a condition to the performance of the obligations of the Seller or to perform a covenant of this Agreement to be performed by the Buyers, then, in recognition of the difficulty or impossibility of determining the amount of actual damages that would be suffered by the Seller, the Buyers agree to pay to the Seller, and the Seller agrees to accept form the Buyers, liquidated damages, and not as a penalty, an aggregate amount equal to $250,000, and such termination or other failure to consummate the transactions contemplated by this Agreement shall be without further liability of the Buyers (or the General Partner or any employee, agent consultant or representative of the Buyers) to the Seller. Each of the Seller and the Buyers agree that the aggregate amount of $250,000 is a reasonable estimate as of the date of this Agreement of the amount of damages that would be suffered by either party to this Agreement if any termination of this Agreement, or any other failure to consummate the transactions contemplated by this Agreement, shall result from the willful failure of the other party to fulfill a condition to performance or to perform a covenant of such other party to be performed by such other party. The provisions of Section 12.04 shall any failure to consummate the transactions contemplated by this Agreement, whether by reason of any termination of this Agreement or otherwise.


                                  ARTICLE XII
                                 MISCELLANEOUS

          12.01  Notices.  Except as otherwise provided in this Agreement all
                 -------
notices, consents, requests and other communications to any party under or in connection with this Agreement or the Promissory Notes shall be in writing and shall be sent via personal delivery, via telephone facsimile transmission, via certified or registered mail, return receipt requested, or via express courier or delivery service, addressed to such party at such party's address or telephone facsimile number set forth below or at such other address or telephone facsimile number as shall be designated by such party in a written notice given to each other party complying as to delivery with the terms of this Section 12.01:

if to the Seller, at:

                 c\o The Hillhaven Corporation
                 The Cornerstone Building
                 1148 Broadway Plaza
                 Tacoma, Washington 96402
                 Attn: Vice President
                          Acquisitions and Development
                 Facsimile: (206) 756-4871

with a copy to:

                 The Hillhaven Corporation
                 The Cornerstone Building
                 1148 Broadway Plaza
                 Tacoma, Washington 96402
                 Attn: General Counsel
                 Facsimile: (206) 75-4845 or (206) 756-4743

if to the Buyers, at:

                 c/o Don G. Angell
                 P.O. Box 1670
                 Clemmons, North Carolina 27012
                 Facsimile: (919) 998-2560


                 c/o Daniel D. Mosca
                 4901 Holly Ridge Drive
                 Raleigh, North Carolina 27612
                 Facsimile: (919) 783-9981

with a copy to:

                 George E. Hollodick
                 House & Blanco. P.A.
                 215 Executive Park Boulevard
                 P.O. Drawer 25008
                 Winston-North Carolina 27114-5008
                 Facsimile: (919) 765-4830

An such notices, consents, requests and other communications shall be deemed given (a) when given and receipted for (or upon the date of attempted delivery when delivery is refused), if sent via personal delivery, via certified or registered mail, return receipt requested, or via express courier or delivery service or (b) when received, if sent via telephone facsimile transmission (confirmation of such receipt via confirmed telephone facsimile transmission being deemed receipt of any such notice, consent request or other communication sent via telephone facsimile transmission).

          12.02  Amendments, Etc.  No amendment or waiver of any provision of
                 ---------------
this Agreement or the Promissory Notes, nor consent to any departure by either the Seller or the Buyers from any such provision shall in any event be effective unless such amendment, waiver or consent is in a writing which specifically refers to this Section 12.02 and which is signed by the Buyers and by the

Chief Executive Officer or the President of the Seller, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          12.03  No Waivers, Remedies Cumulative.  No Failure by either party to
                 -------------------------------
this Agreement to exercise, and no delay by either party in exercising, any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Transaction Documents shall be cumulative and not exclusive of a,ny rights or remedies provided by law.

          12.04  Expenses.  Except as others provided in this Agreement, all
                 --------
costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents shall be paid by the party incurring such cost or expense.

          12.05  Successors and Assigns.  The provisions of this Agreement shall
                 ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign,
                                   --------
delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party to this Agreement.

          12.06  Joint and Several Liability.  All obligations of the Buyers in
                 ---------------------------
this Agreement shall be joint and several.

          12.07  Counterparts; Effectiveness.  This Agreement may be executed in
                 ---------------------------
any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when each of the Seller and the Buyers shall have received a counterpart of this Agreement executed by the other party to this Agreement.

          12.08  Entire Agreement.  This Agreement and the other Transaction
                 ----------------
Documents constitute the entire agreement between the Seller and the Buyers with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and negotiations, both written and oral, between the Seller and the Buyers with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty that is not set forth in this Agreement or any other Transaction Document has been made or relied upon by either the Seller or the Buyers. Neither this Agreement nor any provision of this Agreement is intended to confer any rights or remedies under this Agreement upon any Person other than the Seller, the Buyers and their respective successors and permitted assigns.

          12.09  Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          12.10  Captions.  The table of contents and the headings of the
                 --------
Articles, Sections, subsections, paragraphs and other divisions of this Agreement are included for convenience of reference only, and shall not in any way limit or affect the construction or interpretation of any provision of this Agreement.

          12.11  Arbitration.  Any dispute or controversy arising out of or
                 -----------
relating to this Agreement, but excluding any dispute or controversy arising out of or relating to any of the other Transaction Documents, shall be settled by arbitration to be held in Kansas City, Missouri, in accordance with the rules of the American Arbitration Association or its successor. The decision of the arbitrator shall be conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction and the Seller and the Buyers shall irrevocably consent to the jurisdiction of the courts of the State of Washington or the federal courts of the United States of America for the Western District of the State of Washington for this purpose. The prevailing party in any arbitration shall be entitled to recover from the nonprevailing party the costs and expenses of maintaining such arbitration, including reasonable attorneys' fees and disbursements incurred before such arbitration is commenced, during arbitration, and on appeal.

          12.12  Bulk Sales Laws.  The Seller and the Buyers hereby waive
                 ---------------
compliance by the Seller with the provisions of the "bulk sales," "bulk transfer" or similar laws of any state or other jurisdiction. The Seller agrees to indemnify and hold the Buyers harmless against any and all claims, losses, damages, liabilities, costs and expenses incurred by the Buyers as a result of any failure to comply with any such "bulk sales," "bulk transfer" or similar laws.

          12.13  Governing Laws.  This Agreements shall be deemed to be a
                 --------------
contract made under the laws of the State of Washington, and for all purposes shall be governed by, and construed in all respects (including matters of construction, validity and performance) in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

          IN WITNESS WHEREOF, the Seller and the Buyers have caused this Agreement to be duly executed as of the date first above written.

                                          FIRST HEALTHCARE CARE


                                          By   [SIGNATURE NOT LEGIBLE]
                                             ----------------------------
                                             Title: Vice President of
                                                    Acquisitions and Development


                                          MEADOWBROOK MANOR OF BALDWIN LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President



                                          MEADOWBROOK MANOR OF JOPLIN LIMITED
                                          PARTNERSHIP I

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF COUNCIL GROVE
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR OF HAYSVlLLE LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF ST. CHARLES
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF OVERLAND PARK
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR TERRACE OF
                                          OVERLAND PARK LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR OF CHANUTE LIMITED
                                          PARTNERSHIP


                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF SPRINGFIELD
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF TOPEKA LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF WICHITA LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR OF COLUMBIA LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF SEDGWICK LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR COLONIAL TERRACE
                                          OF INDEPENDENCE LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Patter


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF LARNED LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR APARTMENTS OF
                                          LARNED LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF AVA LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF BUFFALO LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF CLINTON LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By    [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR OF DES PERES LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                --------------------------------
                                                Title: President


                                          MEADOWBROOK MANOR OF JEFFERSON LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                --------------------------------
                                                Title: President


                                          MEADOWBROOK MANOR OF MARCELINE LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                --------------------------------
                                                Title: President


                                          MEADOWBROOK MANOR OF JOPLIN LIMITED
                                          PARTNERSHIP II

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                --------------------------------
                                                Title: President

                                          MEADOWBROOK MANOR OF LAMAR LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF SHADY OAKS
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF CRANE LIMITED
                                          PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR OF KIMBERLING CITY
                                          LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By   [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR RESIDENTIAL OF
                                          KIMBERLING CITY LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR WORNALL OF KANSAS
                                          CITY LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR BLUE HILLS OF KANSAS
                                          CITY LIMITED PARTNERSHIP I

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                          MEADOWBROOK MANOR RESIDENTIAL OF
                                          KIMBERLING CITY LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR WORNALL OF KANSAS
                                          CITY LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President


                                          MEADOWBROOK MANOR BLUE HILLS OF KANSAS
                                          CITY LIMITED PARTNERSHIP

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE NOT LEGIBLE]
                                                ___________________________
                                                Title: President

                                Schedule 1.01B
                                      to
                              Facility Agreement

                      Owned Facilities and Certain Bonds



                                    PART A
                                    ------

                               Owned Facilities


Facility Name and Location
--------------------------

Clayton House Healthcare (445)
Ballwin, Missouri

Columbia House Healthcare (446)
Columbia, Missouri

Country Club Home (809)
Council Grove, Kansas

Green Meadows Nursing Center (861)
Haysville, Kansas

Hammond Holiday Home (857)
Larned, Kansas

Hammond Holiday Apartments (858)
Larned, Kansas

Hillhaven-Topeka (838)
Topeka, Kansas

Hillhaven-Wichita (844)
Wichita, Kansas

Indian Creek Nursing Center (895)
Overland Park, Kansas

Indian Meadows Nursing Center (896)
Overland Park, Kansas

Medicenter-Springfield (834)
Springfield, Missouri

Tradition House Healthcare (260)
Joplin, Missouri

                                      -1-                         SCHEDULE 1.01B

                                Schedule 1.01B
                                      to
                              Facility Agreement

                      Owned Facilities and Certain Bonds

                                    PART B
                                    ------

                        Bond-Financed Owned Facilities



Facility Name and Location                          Related Bonds
--------------------------                          -------------

Bethesda Nursing Center (803)*          City of Chanute, Kansas Industrial
Chanute, Kansas                         Development Revenue Bonds (Hillhaven
                                        Project) Series 1983


Charlevoix Nursing Center (823)*        The Industrial Development Authority of
St. Charles, Missouri                   St. Charles County, Missouri, Industrial
                                        Development Revenue Bonds (Hillhaven
                                        Project) Series 1983


Sedgwick Convalescent Center (833)*     City of Sedgwick, Kansas Industrial
Sedgwick, Kansas                        Development Revenue Bonds (Nursing Home
                                        Facility) Series A, 1974, and City of
                                        Sedgwick, Kansas, Industrial Development
                                        Revenue Bonds (Sedgwick Convalescent
                                        Center, Inc. Tenant) Series A, 1978












* Sale is subject to the payment or prepayment and redemption of the related Bonds. See Section 2.01 of the Facility Agreement.

                                      -2-                         SCHEDULE 1.01B

                                Schedule 1.01C
                                      to
                              Facility Agreement

                               Leased Facilities



Facility Name and Location
--------------------------


Colonial Terrace-Independence (845)
Independence, Kansas

Colonial Lodge-Independence (846)
Independence, Kansas

Crestview Healthcare (251)
Ava, Missouri

Hickory Lane Care Center (253)
Buffalo, Missouri

Sycamore View Healthcare (254)
Clinton, Missouri

Des Peres Health Care (255)
Des Peres, Missouri

Hillside Healthcare (256)
Jefferson, Missouri

Marceline Healthcare (257)
Marceline, Missouri

Joplin House Healthcare (259)
Joplin, Missouri

Lakeview Health Care Center (261)
Lamar, Missouri

Shady Oaks Health Care Center (262)
Thayer, Missouri

Crane Health Care Center (263)
Crane, Missouri

Table Rock Health Care Center (265)
Kimberling City, Missouri

Table Rock Health Care Center Residential Project (266)
Kimberling Cit, Missouri

Wornall Health Care Center (819)
Kansas City, Missouri

                                      -1-                         SCHEDULE 1.01C

Facility Name and Location
--------------------------

Blue Hills Living Center (843)
Kansas City, Missouri

Blue Hills Centre (860)
Kansas City, Missouri

                                      -2-                         SCHEDULE 1.01C

                                Schedule 1.01D
                                      to
                              Facility Agreement

                           List of Leased Facilities
                  As to Which Buyers Shall Have Been Assigned
                              Option to Purchase



Facility Name and Location
--------------------------

Crestview Healthcare (251)
Ava, Missouri

Hickory Lane Care Center (253)
Buffalo, Missouri

Sycamore View Healthcare (254)
Clinton, Missouri

Des Peres Health Care (255)
Des Peres, Missouri

Hillside Healthcare (256)
Jefferson, Missouri

Marceline Healthcare (257)
Marceline, Missouri

Joplin House Healthcare (259)
Joplin, Missouri

Lakeview Health Care Center (261)
Lamar, Missouri

Shady Oaks Health Care Center (262)
Thayer, Missouri

                                                                  SCHEDULE 1.01D

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                       Tradition House Healthcare (260)
                              (Joplin, Missouri)



Beginning at the intersection of the South line of Twenty-eighth Street and the West line of Jackson Avenue, if extended, thence South and parallel with the West line of Jackson Avenue, if extended, 535 feet, more or less, to a point 135 feet South of the North line of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 15, Township 27, Range 33, thence West parallel with the North line of said Southeast Quarter of the Southwest Quarter a distance of 325 feet, thence North and parallel with the West line of Jackson Avenue, if extended, to the South line of Twenty-eight Street, thence Easterly and on the South line of Twenty-eighth Street to the point of beginning, the same being part of Miscellaneous Tracts Four (4) and Five (5) in Section 15, Township 27, Range 33, and all of Lots Numbered One (1), Two (2), Three (3) and Four (4) and a portion of Lot Numbered Five (5) in BRIARCLIFF ADDITION, SECOND PLAT, to the City of Joplin, Jasper County, Missouri, according to the recorded Plat thereof.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                        Clayton House Healthcare (445)
                              (Ballwin, Missouri)

PARCEL 1: A tract of land in Section 13, Township 45 North, Range East, St. Louis County, Missouri, and described as follows: Beginning at the point on the North line of Clayton Road, 60 feet wide, from which point the intersection of the west line of said Section 19 with said North line of Clayton Road bears South 84 degrees 31 minutes west 12.07 feet: thence North 0 degrees 52 minutes East, along a line parallel with and 12.00 feet East, measured perpendicular to the west line of said Section 19, 941.71 feet to a point: thence south __ degrees 59 minutes west 12.00 feet to a point on the west line of said Section 19; thence North 0 degrees 51 minutes East, along the west line of said Section 19, 198.82 feet to a point; thence South 89 degrees 07 minutes 30 seconds East
475.04 feet to a point; thence South __degrees__minutes 30 second West 1191.57 east to a point on said North __ of Clayton Road: thence South 84 degrees 51 minutes West, along said North line of Clayton Road, 465.73 feet to the point of beginning.

PARCEL 2: The East Twelve (12) feet of the following described tract: A tract of land in Section 24, Township 45 North, Range 4 East, and Section 19, Township 45 North, Range 5 East, St. Louis County, Missouri, and described as follows:
Beginning at a point on the North line of Clayton Road, 60 feet wide, distant North __ degrees 51 minutes East 12.07 feet from the intersection of the West line of said Section 19 with the North line of said Clayton Road; thence South 84 degrees 51 minutes West 368.70 feet to a point; thence South 65 degrees 45 minutes 48 seconds west 141.25 feet to a point on the East line of Old Woods Mill Road (40 feet wide); thence South 1 degree 55 minutes 57 seconds Est 35.66 feet to a point; thence North 14 degrees 33 minutes 06 seconds East, 419.59 feet to a point; thence North 8 degrees 50 minutes 51 seconds East, 144.25 feet to a point; thence North 14 degrees 32 minutes 50 seconds West, 350.15 feet to a point; thence North 89 degrees 58 minutes 30 seconds East 484.16 feet to a point; thence North 0 degrees 52 minutes East 11.56 feet to a point; thence __ 89 degrees 59 minutes East 12.00 feet to a point; thence South __ degrees, 52 minutes West 941.72 feet to the point of beginning.

13991 Clayton Rd. & 13999 Clayton Rd. (Parcel 1)
930 Old Woods Mill Rd. (Parcel 2)

                                                                    SECHDULE 1.0

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                        Columbia House Healthcare (446)
                              Columbia, Missouri



TRACT SIX (6) OF WHITE GATE COMMUNITY AS SHOWN BY THE PLAT RECORDED IN PLAT BOOK 7, PAGE 15, RECORDS OF BOONE COUNTY, MISSOURI.



                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                         Bethesda Nursing Center (803)
                               (Chanute, Kansas)



Beginning at a point on the West line of the NE 1/4 of Section 29, Township 27 South, Range 18 East of the 6th P.M., 50 feet North of the Southwest corner or said NE 1/4; thence North, along the West line of said quarter, a distance of
623.4 feet; thence South 88 degrees 45' East, a distance of 137.2 feet to the West side of Lafayette Avenue; thence S 01 degrees 16' West a distance of 27.63 feet to the South side of Twelfth Street; thence S 88 degrees 51' E a distance of 187.0 feet to the Northeast corner of Lot 28 of Block 4 of Park Place Second Addition; thence South 1 degree 16' W a distance of 604.05 feet to the North Right of Way line of Fourteenth Street; thence N 87 degrees 15'10" W along the North Right-of-way line, a distance of 310.54 feet to the point of beginning, subject to any part thereof in street, road or highway, now in and a part of the City of Chanute, Neosho County, Kansas.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                            Country Club Home (809)
                            (Council Grove, Kansas)



Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 42, 43, 44, 45, 46, 47,
48, 49 and 50, West Highland Addition to the City of Council Grove; and vacated Kansas Street lying adjacent to its Lots 1 15, both inclusive and Lots 48, 49, and 50, in said subdivision; and tract of land in Section 15, Township 16, Range 8, described as follows: Beginning at a point being the Southwest corner of Lot 5 West Highland Addition to the City of Council Grove, and thence proceeding in a Westerly direction and extending the South boundary line of said Lot 50, 285.5 feet; thence in a Northerly direction parallel with the West line of said Lot 50 and Lot 1 of said West Highland Addition to the City of Council Grove, 234.81 feet; thence an Easterly direction 285.5 feet to a point designated as the Northwest corner of Lot 1, West Highland Addition to the City of Council Grove; thence in a Southerly direction along the West line said Lot 1 and Lot 50 of the West Highland Addition to the City of Council Grove to the point of beginning, all in Morris County, Kansas.***

                                                                  SCHEDULE 1.03E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                        Charlevoix Nursing Center (823)
                            (St. Charles, Missouri)



A tract of land in Lot No. 34 in Block 9 of Steen and Cunningham Survey of the St. Charles Commons, Township 46 North, Range 5 East, more particularly described as follows: Beginning at an iron pipe at the intersection of the South right-of-way line of Boonslick Road, 60 feet wide, with the common lot line of Lot 31 of Boone's Survey and Lot 34, Block 9, Steen and Cunningham's Survey; thence South 59 degrees 28' West, 203.00 feet to the place of beginning of the tract herein described; thence South 59 degrees 28' West, along the Southern right-of-way of Boonslick Road, 13.83 feet to an iron pipe; thence continuing along the Southern right-of-way of Boonslick Road South 73 degrees 45' West
170.88 feet to an iron pipe; thence continuing along the Southern right-of-way of Boonslick Road South 81 degrees 51' West, 241.19 feet to an iron pipe; thence leaving said Southern right-of-way the following bearings and distances: South 8 degrees 07' West, 391.29 feet to an iron pipe; on the Northern right-of-way line of Interstate Highway 70; thence South 65 degrees 35' East, along said right-of-way line 376.36 feet to an iron pipe; thence North 13 degrees 35' 30" East,
590.03 feet to an iron pipe; thence North 11 degrees 01' 30" West, 59.57 feet to the place of beginning of the tract herein described.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                      Sedgwick Convalescent Center (833)
                               Sedgwick, Kansas



TRACT 1:

Lots Forty-five (45), Forty-seven (47) and Forty-nine (49) on Seventh Street in Hurd's Addition to the City of Sedgwick, Kansas as shown by the recorded plat thereof.

TRACT 2:

Lots Thirty-nine (39), Forty-one (41) and Forty-three (43) on Seventh Street in Hurd's Addition to the City of Sedgwick, Kansas, as shown by the recorded plat thereof.

TRACT 3:

All of Block "F" on Eight Street, Hurd's Addition to the City of Sedgwick, Kansas, and Lots Fifty-one (51), Fifty-three (53), Fifty-five (55), Fifty-seven
(57), Fifty-nine (59), Sixty-one (61), Sixty-three (63), Sixty-five (65), Sixty-seven (67) and Sixty-nine (69) on Seventh Street, in Hurd's Addition to the City of Sedgwick, Kansas.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                         Medicenter-Springfield (834)
                            (Springfield, Missouri)



THE EAST ONE-HALF (E 1/2) OF LOTS FIFTY-THREE (53) AND FIFTY-FOUR (54), EXCEPT THE SOUTH SEVENTY-SIX (76) FEET OF LOT FIFTY-FOUR (54) LATOKA HEIGHTS SUB-DIVISION, IN SPRINGFIELD, GREENE COUNTY, MISSOURI ACCORDING TO THE RECORDED PLAT THEREOF.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                            Hillhaven-Topeka (838)
                                Topeka, Kansas



The South 6 1/4 feet of Lot 221, all of Lots 223, 225, 227, 229, 231, 233, 235
and 237, Garfield Street, BRIGHAM'S ADDITION, and Lots 226, 228, 230, 232, 234, 236, 238, 240 and the North 6 1/4 feet of Lot 242, Mulvane Street, formerly Morris Avenue, MARTIN PLACE ADDITION, all in the City of Topeka, Shawnee County, Kansas, together with that part of the vacated alley lying adjacent to said lots.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                            Hillhaven-Wichita (844)
                                Wichita, Kansas



Parcel 1:
All of Lot 5, on Topeka Avenue, in Tuttle's Addition to the City of Wichita, Sedgwick County, Kansas.

Parcel 2:
All of Lots 2, 4, 6, 8, 10, 12, 14, 16, 18, 20 and 22 on Topeka Avenue, in Clio Addition to the City of Wichita, Sedgwick County, Kansas, together with the west 10 feet of the vacated alley adjacent to Lots 2, 4, 20 and 22, as vacated by Ordinance No. 30-686 and by Ordinance No. 30-222.

                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                          Hammond Holiday Home (857)
                               (Larned, Kansas)



TRACT 1: All of Blocks Seven (7) and Eight (8), of the Larned Community Development Corporation Addition No. 3 to the City of Larned, Pawnee County, Kansas, LESS AND EXCEPT TRACT 2 described below.

TRACT 2: A tract situate in Block Seven (7) and Eight (8), a portion of vacated 12th Street situate between said Blocks 7 and 8 and the vacated alley of Block 7, Larned Community Development Corporation Addition No. 3, to the City of Larned, Pawnee County, Kansas, described as follows: Commencing at the Southeast corner (SEc) of Block 6, L.C.D.C. No. 3, for a point of beginning, thence North along the East line of Block 8, 257.00 feet to a point; thence West parallel with the South line of Block 8, 81.00 feet to a point; thence North parallel with the East line of Block 8, 43.00 feet to a point; thence West parallel with the South line of Block 8, 142.00 feet to a point; thence North parallel with the East line of Block 7, 180.00 feet to a point on the South right of way of the alley through Block 7; thence West along the South alley right of way,
343.59 feet to a point on the East right of way of Morris Avenue; thence South along the East right of way of Morris Avenue, 480.00 feet to a point at the Southwest corner (SWc) of Block 8; thence East along the South boundary of Block 8, 565.51 feet to the point of beginning.


                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                       Hammond Holiday Apartments (858)
                               (Larned, Kansas)



TRACT 1: All of Blocks Seven (7) and Eight (8), of the Larned Community Development Corporation Addition No. 3 to the City of Larned, Pawnee County, Kansas, LESS AND EXCEPT TRACT 2 described below.

TRACT 2: A tract situate in Block Seven (7) and Eight (8), a portion of vacated 12th Street situate between said Blocks 7 and 8 and the vacated alley of Block 7, Larned Community Development Corporation Addition No. 3, to the City of Larned, Pawnee County, Kansas, described as follows: Commencing at the Southeast corner (SEc) of Block 8, L.C.D.C. No. 3, for a point of beginning, thence North along the East line of Block 8, 257.00 feet to a point; thence West parallel with the South line of Block 8, 81.00 feet to a point; thence North parallel with the East line of Block 8, 43.00 feet to a point; thence West parallel with the South line of Block 8, 142.00 feet to a point; thence North parallel with the East line of Block 7, 180.00 feet to a point on the South right of way of the alley through Block 7; thence West along the South alley right of way, 343.59 feet to a point on the East right of way of Morris Avenue; thence South along the East right of way of Morris Avenue, 480.00 feet to a point at the Southwest corner (SWc) of Block 8; thence East along the South boundary of Block 8, 565.51 feet to the point of beginning.


                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                      Green Meadows Nursing Center (861)
                              (Haysville, Kansas)



Lot 2, Replat of Blocks 6 and 7, Green Meadows Addition, Haysville, Sedgwick County, Kansas.


                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                       Indian Creek Nursing Center (895)
                            (Overland Park, Kansas)



All that part of Tract 4, METCALF 103, a subdivision of land now the City of Overland Park, Johnson County, Kansas, more particularly described as follows:

Beginning at the Northwesterly corner of said Tract 4; thence North 68 degrees 31 minutes 24 seconds East, along the Northerly line of said Tract 4, a distance of 319.37 feet; thence South 60 degrees minutes 31 seconds East, along the Northerly line of said Tract 4 distance of 269.12 feet, to the Northeasterly corner thereof; the South 2 degrees 07 minutes 20 seconds East, along the East line o: said Tract 4, a distance of 558.60 feet, to a point on the Easterly extension of the centerline of a 15 foot water line easement to Water District No. 1 of Johnson County, Kansas, as filed in Volume 1032 Page 879 in the Office of the Register of Deeds of Johnson County Kansas; thence South 88 degrees 58 minutes 59 seconds West, along centerline and its extension of said 15 foot water line easement, distance of 340.43 feet, to a point on the Westerly line of said Tract 4; thence Northwesterly, along the Westerly line of said Tract 4, said line being on a curve to the left, having a radius of 11.56, feet, a central angle of 3 degrees 47 minutes 22 seconds and whose initial tangent bearing is Northwest 19 degrees 59 minutes 55 seconds West, a distance of 103.17 feet, to a point of tangency; thence N 23 decrees 47 minutes 17 seconds West, along the Westerly line of said Tract 4, a distance of 260 feet to a point of curvature; the: Northwesterly, along the Westerly line of said Tract 4, said line being on a curve to the right, having a radius of 1,270 feet and central angle of 4 degrees 19 minutes, a distance of 95.68 feet; thence North 10 degrees 11 minutes 36 seconds West, along the Westerly line of said Tract 4, a distance of 75,82 feet; thence Northwesterly, along the Westerly line of said Tract 4, said line being on a curve to the right, having a radius of 1,260 feet, a central angle of 3 degrees 48 minutes 44 seconds, and whose initial tangent bearing is North 16 degrees 04 minutes West, a distance of 83.84 feet, to the point of beginning.


                                                                  SCHEDULE 1.01E

                                Schedule 1.01E
                                      to
                              Facility Agreement

                                    Part A

                                 Real Property
                               Legal Description
                                      for
                      Indian Meadows Nursing Center (896)
                            (Overland Park, Kansas)



TRACT I:

The South 350 feet of the West 350 feet of the Northeast 1/4 of the Northwest 1/4 of Section 8, Township 13, Range 25, in the City of Overland Park, in Johnson County, Kansas, together with the easements described in Tract III.

TRACT II:

All that part of the West 1/2 of the Northeast 1/4 of the Northwest 1/4 of
Section 8, Township 13, Range 25, in the City of Overland Park, Johnson County, Kansas, described as follows: Beginning at a point on the West line of said 1/4, 1/4 Section, said point being North 0 degrees 0 minutes 54 Seconds West a distance of 400 feet from the Southwest corner of said 1/4, 1/4 Section; thence North 0 degrees 0 minutes 54 seconds West along the West line of said 1/4, 1/4 Section a distance of 491.18 feet; thence North 89 degrees 59 minutes 06 seconds East a distance of 36.02 feet to a point on the Westerly line of a roadway easement granted in Miscellaneous Book 205, at Page 88 and Misc. Book 206, at Page 414; thence Southeasterly along a curve to the right, the initial tangent having a bearing of South 56 degrees 37 minutes 35 seconds East, having a radius of 588.88 feet; a distance of 152.55 feet; thence along a curve to the right, tangent

                                                                  SCHEDULE 1.01E
to the last mentioned curve having a radius of 856.50 feet, a distance of 131.30 feet; thence along a curve to the right, tangent to the last mentioned curve, having a radius of 1407.50 feet, a distance of 98.26 feet; thence along a curve to the right, tangent to the last mentioned curve, having a radius of 384.26 feet, a distance or 127.43 feet; thence South 10 degrees East a distance of 14 feet; thence along a curve to the left having the last described course as a tangent, having a radius of 343.50 feet, a distance of 72.36 feet to a point 400 feet North of the South line of said 1/4, 1/4 Section thence South 80 degrees (deeded) 89 degrees (measured) 53 minutes 59 seconds West and parallel to the South line of said 1/4, 1/4 Section a distance of 346.03 feet to the point of beginning; and also the North 50 feet of the South 400 feet of the West 350 feet of the West 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 8, Township 13, Range 25, in the City of Overland Park, Johnson County, Kansas, together with the easements described in Tract III.

TRACT III:

Permanent easements and right-of-way for ingress and egress and for signs appurtenant to the aforesaid premises, as recorded in Misc. Book 204, at Page 88, as File No. 847494, over the following described property:

All that part of the Northeast 1/4 of the Northwest 1/4 of Section 8 Township 13, Range 25, now in the City of Overland Park, Johnson County, Kansas, more particularly described as follows: Beginning a point on the North line of the Northeast 1/4 of the Northwest 1/4 of said Section 8 and 65 feet East of the Northwest corner thereof; thence South 0 degrees 04 minutes 08 seconds East, along a line perpendicular to the North line of the Northeast 1/4 of said
Section 8, a distance of 40 feet to the true point of beginning of subject tract; thence North 89 degrees 55 minutes 52 seconds East, a distance of 20 feet; thence South 0 degrees 04 minutes 08 seconds East, a distance of 25 feet; thence Northwesterly to the true point of beginning of subject tract, and all that part of the Northeast 1/4 of the Northwest 1/4 of Section 8, Township 13, Range 25, now in the City of Overland Park, Johnson County, Kansas, more particularly described as follows: Beginning at a point on the North line of the Northeast 1/4 of the Northwest 1/4 of said Section 8 and 155 feet East of the Northwest corner thereof; thence South 0 degrees 04 minutes 08 seconds East, along a line perpendicular to the North line of the Northeast 1/4 of the Northwest 1/4 of said Section 8 a distance of 40 feet, to the true point of beginning of subject tract thence South 89 degrees 55 minutes 52 seconds West, a distance of 20 feet; thence South 0 degrees 04 minutes 08 seconds East, a distance of 25 feet; thence Northeasterly, to the true point of beginning of subject tract; and permanent easements for roadway, utility services and the right of ingress and egress, as recorded in Misc. Book 205, at Page 88, as File No. 849273, and in Misc. Book 206, at Page 414, as File No. 852253, over the following described property:
A strip of land 50 feet in width across a part of the Northeast quarter of the Northwest quarter of Section 8, Township 13, Range 25

                                                                  SCHEDULE 1.01E
now in the City of Overland Park, Johnson County, Kansas, lying 25 feet on each side of the following described centerline: Beginning at a point on the North line of the Northeast quarter of the Northwest quarter of said Section 8 and 110 feet East of the Northwest corner thereof; thence South 0 degrees 04 minutes 08 seconds East, along a line perpendicular to the North line of the Northeast quarter of the Northwest quarter of said Section 8, a distance of 110 feet to a point of curvature; thence southerly and Southwesterly, along a curve to the right having a radius of 818.5 feet, a distance of 316.99 feet; thence Southeasterly, along a curve to the right having a radius of 613.88 feet and whose initial tangent bearing is South 56 degrees 37 minutes 35 seconds East, a distance of 159.03 feet, to a point of compound curvature; thence Southeasterly along a curve to the right having a radius of 881.50 feet, a distance of 135.13 feet, to a point of compound curvature; thence Southeasterly along a curve to the right having a radius of 1432.5 feet, a distance of 100.01 feet, to a point of compound curvature; thence Southeasterly and southerly along a curve to the right having a radius of 409.26 feet, a distance of 135.72 feet; to a point of tangency; thence South 10 degrees 00 minutes East, a distance of 14 feet, to a point of curvature; thence southerly and southeasterly, along a curve to the left having a radius of 318.50 feet, a distance of 266.83 feet ... and ... Beginning at a point on the West line of the Northeast quarter of the Northwest quarter of said Section 8 an 375 feet North of the South line of the Northeast quarter of the Northwest quarter of said Section 8; thence easterly, along a line 375 feet North of and parallel to the South line of the Northeast quarter of the Northwest quarter of said Section 8, a distance of 385.90 feet; and a strip of land 10 feet wide adjacent to and parallel with the West line of the entire tract of land described the above easement for roadway purposes.

                                                                  SCHEDULE 1.01E

                               Schedule 2.03(a)
                                      to
                              Facility Agreement


                          Certain Assumed Liabilities



All obligations and liabilities for any and all services and all goods (including, but not limited to, perishable and nonperishable food, central supplies, linen, housekeeping and other supplies) that are ordered by or on behalf of the Seller in the ordinary course prior to the Closing Date for provision to, or use in connection with the operation of, any of the Facilities, and which are provided or received at such Facilities after the Closing Date.

                                                                SCHEDULE 2.03(A)

                     [Schedule 2.07 - Allocation Schedule]

                               Schedule 2.08(c)
                                      to
                              Facility Agreement

                       Promissory Note Principal Amounts

          Promissory Notes (as identified
          by the respective Owned Facilities)           Principal Amounts
          -----------------------------------           -----------------
          Bethesda Nursing Center (803)                 $  922,500.00*
          Chanute, Kansas

          Charlevoix Nursing Center (823)                1,617,300.00**
          St. Charles, Missouri

          Clayton House Healthcare (445)                 7,760,700.00
          Ballwin, Missouri

          Columbia House Healthcare (446)                2,340,000.00
          Columbia, Missouri

          Country Club Home (809)                        2,700,000.00
          Council Grove, Kansas

          Green Meadows Nursing Center (861)             4,131,000.00
          Haysville, Kansas

          Hammond Holiday Home/Apartments (857/858)      1,597,500.00
          Larned, Kansas

          Hillhaven-Topeka (838)                         3,591,000.00
          Topeka, Kansas

          Hillhaven-Wichita (844)                          513,000.00
          Wichita, Kansas

          Indian Creek Nursing Center (895)              1,516,500.00
          Overland Park, Kansas

          Indian Meadows Nursing Center (896)            1,516,500.00
          Overland Park, Kansas

_________________________

    * Initially, to be paid by the applicable Buyer as Rent pursuant to the Bethesda Sublease. See Section 2.01 of the Facility Agreement.

    ** Initially, to be paid by the applicable Buyer as Rent pursuant to the Charlevoix Lease. See Section 2.01 of the Facility Agreement.

                                      -1-                       SCHEDULE 2.08(C)

          Medicenter-Springfield (834)                   4,050,000.00
          Springfield, Missouri

          Sedgwick Convalescent Center (833)               990,000.00***
          Sedgwick, Kansas

          Tradition House Healthcare (260)               1,404,000.00
          Joplin, Missouri

_________________________

    ***Initially, to be paid by the applicable Buyer as Rent pursuant to the Sedgwick Sublease. See Section 2.01 of the Facility Agreement


                                      -2-                       SCHEDULE 2.08(C)

                                 Schedule 2.11
                                      to
                              Facility Agreement

              Subsidy Reduction Upon Certain Sublease Terminations


          Facility Name and Location                Percentage Subsidy Reduction
          --------------------------                ----------------------------
          Crestview Healthcare (251)                      4.92 %
          Ava, Missouri

          Hickory Lane Care Center (253)                  3.28
          Buffalo, Missouri

          Des Peres Health Care (255)                     4.10
          Des Peres, Missouri

          Hillside Healthcare (256)                       8.20
          Jefferson, Missouri

          Marceline Healthcare (257)                      6.97
          Marceline, Missouri

          Lakeview Health Care Center (261)               4.43
          Lamar, Missouri

          Shady Oaks Health Care Center (262)             2.46
          Thayer, Missouri

          Crane Health Care Center (263)                  1.64
          Crane, Missouri

          Table Rock Health Care Center (265)             5.75
          Kimberling City, Missouri

          Table Rock Health Care Center
           Residential Project (266)                      3.28
          Kimberling City, Missouri

          Wornall Health Care Center (819)               32.82
          Kansas City, Missouri

          Blue Hills Living Center/Centre (843/860)      22.15
          Kansas City, Missouri

                                                                   SCHEDULE 2.11

                                 Schedule 2.12
                                      to
                              Facility Agreement

                               Subsidy Reduction

                                    PART A
                                    ------

                             Census as of 02/12/92


          Facility Name and Location                    Census
          --------------------------                    ------
          Crestview Healthcare (251)                     64.0
          Ava, Missouri

          Hickory Lane Care Center (253)                 53.0
          Buffalo, Missouri

          Sycamore View Healthcare (254)                 80.6
          Clinton, Missouri

          Des Peres Health Care (255)                    37.8
          Des Peres, Missouri

          Hillside Healthcare (256)                      47.3
          Jefferson, Missouri

          Marceline Healthcare (257)                     17.9
          Marceline, Missouri

          Joplin House Healthcare (259)                  67.8
          Joplin, Missouri

          Tradition House Healthcare (260)               71.3
          Joplin, Missouri

          Lakeview Health Care Center (261)              56.8
          Lamar, Missouri

          Shady Oaks Health Care Center (262)            74.0
          Thayer, Missouri

          Crane Health Care Center (263)                 64.0
          Crane, Missouri

          Table Rock Health Care Center (265)            64.3
          Kimberling City, Missouri

          Clayton House Healthcare (445)                 97.7
          Ballwin, Missouri

                                      -1-                          SCHEDULE 2.12

          Facility Name and Location                    Census
          --------------------------                    ------
          Columbia House Healthcare (446)                101.8
          Columbia, Missouri

          Wornall Health Care Center (819)                49.0
          Kansas City, Missouri

          Charlevoix Nursing Center (823)                 85.4
          St. Charles, Missouri

          Medicenter-Springfield (834)                    71.5
          Springfield, Missouri

          Blue Hills Centre (860)                         55.5
          Kansas City, Missouri

                                      -2-                          SCHEDULE 2.12

                                 Schedule 2.12
                                      to
                              Facility Agreement

                               Subsidy Reduction

                                    PART B
                                    ------

                        Missouri Medicaid Per Diem Rate


          Facility Name and Location                    Medicaid Per Diem Rate
          --------------------------                    ----------------------
          Crestview Healthcare (251)                        $35.60
          Ava, Missouri

          Hickory Lane Care Center (253)                     36.97
          Buffalo, Missouri

          Sycamore View Healthcare (254)                     41.62
          Clinton, Missouri

          Des Peres Health Care (255)                        46.04
          Des Peres, Missouri

          Hillside Healthcare (256)                          48.60
          Jefferson, Missouri

          Marceline Healthcare (257)                         43.62
          Marceline, Missouri

          Joplin House Healthcare (259)                      40.45
          Joplin, Missouri

          Tradition House Healthcare (260)                   40.72
          Joplin, Missouri

          Lakeview Health Care Center (261)                  35.60
          Lamar, Missouri

          Shady Oaks Health Care Center (262)                39.14
          Thayer, Missouri

          Crane Health Care Center (263)                     55.56
          Crane, Missouri

          Table Rock Health Care Center (265)                54.81
          Kimberling City, Missouri

          Clayton House Healthcare (445)                     56.98
          Ballwin, Missouri

                                      -1-                          SCHEDULE 2.12

          Facility Name and Location                    Medicaid Per Diem Rate
          --------------------------                    ----------------------
          Columbia House Healthcare (446)                   $47.83
          Columbia, Missouri

          Wornall Health Care Center (819)                   56.98
          Kansas City, Missouri

          Charlevoix Nursing Center (823)                    56.98
          St. Charles, Missouri

          Medicenter-Springfield (834)                       54.15
          Springfield, Missouri

          Blue Hills Centre (860)                            56.98
          Kansas City, Missouri

                               -2-                                 SCHEDULE 2.12

                       Schedule 2.12 - Subsidy Reduction

                                    PART C
                                    ------

                                 Schedule 3.04
                                      to
                              Facility Agreement

                               Seller Litigation


          1.   Joplin House Healthcare (259). The facility received a letter
               -----------------------------
from the lawyer of a resident alleging that the resident suffered head and facial injuries while being transferred from an Arjo Century Tub. The lawyer indicated an intent to make a formal demand in the matter.

          2.   Tradition House Healthcare (260). A lawsuit was filed in Newton
               --------------------------------
County on July 20, 1990, by the children of a deceased former resident of the facility. The children allege that the former resident's death was wrongful due to failure of the attending physician and the Seller to provide proper care for the former resident's diabetic condition.

          3.   Clayton House Healthcare (445). A lawsuit was filed in the
               ------------------------------
Circuit Court for St. Louis County in April of 1990 by the wife and children of a deceased former resident who suffered from Alzheimer's disease and died as a result of a fall. The wife and children allege that the former resident's death was wrongful due to the negligent failure of the Seller to restrain and monitor the former resident.

          4.   Columbia House Healthcare (446). A lawsuit was filed on April
               -------------------------------
16,1992, by a resident of the facility who was allegedly injured while being transported by a driver employed by the facility.

          5.   Sedgwick Convalescent Center (833). Pursuant to an annual survey
               ----------------------------------
performed in February of 1992 by the State of Kansas on behalf of the federal government, the facility received a Level A deficiency with respect to its ability to meet the care needs of individual residents. Upon subsequent re-survey, the State removed the Level A deficiency.

          6.   Blue Hills Living Center (843). The facility received a letter
               ------------------------------
from the lawyer of a resident of the facility who was allegedly injured in an automobile accident occurring while an employee of the facility was attempting to take the resident to a medical appointment using the employee's car. The lawyer requested the resident's medical records.

          7.   Hillhaven Convalescent Center - Wichita (844). A lawsuit was
               ---------------------------------------------
filed in Sedgwick County on January 6. 1992, by a delivery person who claims to be suffering from health problems resulting from an incident in which he allegedly was splashed with and inhaled potassium hydroxide while delivering food to the facility.

          8.   Blue Hills Centre (860). A lawsuit was filed in Jackson County on
               -----------------------
July 30, 1991, by a resident of the facility who alleges she suffered injuries (broken hips) as a result of the Seller's negligence.

          9.   Blue Hills Centre (860). A lawsuit was filed in Jackson County on
               -----------------------
March 4, 1991, by the general contractor who constructed the facility. The general contractor alleges that NME Properties Corporation and Hillhaven Properties. Ltd. acted wrongfully in claiming structural problems and making only a partial payment.


                                      -1-                          SCHEDULE 3.04

          10.  Blue Hills Centre (860). A complaint was filed with the EEOC by a
               -----------------------
former employee of the facility alleging that the former employee suffered discrimination due to his race.


          11.  Green Meadows Nursing Center (861). A complaint was filed with
               ----------------------------- ----
the EEOC by a former employee of the facility alleging that the former employee suffered discrimination at the facility due to her age and gender.

          12.  Indian Meadows Nursing Center (896). A complaint was filed with
               ------------------------------ ----
the EEOC by a former employee of the facility who claims she was constructively discharged in January of 1991 as a result of being sexually harassed by another employee at the facility. The EEOC is currently investigating the claim.

          13.  All Facilities. There are a total of 117 workers' compensation
               --------------
claims outstanding for a total incurred of $1,657,606.

          14.  Certain Facilities. The following items reflect matters regarding
               ------------------
which the Seller has been contacted by a lawyer, but which reasonably are not expected to have a Material Adverse Effect.

               a.  Hillside Healthcare (256). On or near September 1,1990, the
                   -------------------------
Seller received a letter from a lawyer requesting medical records of a resident who is dissatisfied with the care the resident received at the facility.

               b.  Hillside Healthcare (256). On or near August 4,1991, the
                   -------------------------
Seller received a letter from a lawyer regarding a resident who suffered a hip injury at the facility.

               c.  Hillhaven - Wichita (844). On or near April 16, 1991, the
                   -------------------------
Seller received a letter from a lawyer requesting medical records of a resident.

               d.  Green Meadows Nursing Center (861). On or near November 15,
                   ----------------------------------
1990, the Seller received a letter from a lawyer alleging that the Seller did not care for a now deceased former resident in a timely manner.


                                      -2-                          SCHEDULE 3.04

                           Schedule 3.08 - Licensure

                                 Schedule 3.10
                                      to
                              Facility Agreement


                              Life Care Contracts


                                     None.


                                                                   SCHEDULE 3.10

                                 Schedule 4.04
                                      to
                               Facility Agreement


                               Buyer Litigation


                                     None.


                                                                   SCHEDULE 4.04

                                   Exhibit A
                                      to
                              Facility Agreement


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of
[____________________], 1992 (this "Agreement"), is made between FIRST
HEALTHCARE CORPORATION, a Delaware corporation (the "Seller"), and [______________________], a North Carolina limited partnership (the "Buyer").


                                   RECITALS

          A. The Seller and the Buyer and affiliates of the Buyer have entered into a Facility Agreement, dated as of April 23, 1992 (the "Facility Agreement").

          B. The execution and delivery of this Agreement by the Seller and the Buyer is a condition precedent to the respective obligations of the Seller and the Buyer and such Affiliates to consummate the transactions contemplated by the Facility Agreement

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Seller and the Buyer, the Seller and the Buyer agree as follows:

          1. The Seller hereby sells, assigns, transfers and conveys to the Buyer the Seller's right, title and interest in, to and under, and hereby delegates to the Buyer the Seller's duties and obligations under, (a) the leases, licenses, contracts and agreements listed or otherwise described in
Schedule 1 (individually, an "Assumed Contract" and collectively, the "Assumed Contracts") and (b) the obligations and liabilities listed or otherwise described in Schedule 2 (all such obligations and liabilities, together with all duties, obligations and liabilities of the Seller under the Assumed Contracts (other than obligations or liabilities attributable to any failure by the Seller to comply with the provisions of the Assumed Contracts prior to the date of this Agreement), being individually an "Assumed Liability" and collectively the "Assumed Liabilities".

          2. The Buyer hereby accepts the sale, assignment, transfer and conveyance of the Seller's right, title and interest in, to and under, and the delegation of the Seller's duties and obligations under, the Assumed Contracts and the Assumed Liabilities. The Buyer hereby assumes the Assumed Contracts and the Assumed Liabilities. The Buyer hereby further agrees to pay, perform and discharge promptly and fully when due the Assumed Liabilities and timely to perform and observe the covenants, agreements, terms and conditions of the Assumed Contracts on the Seller's part to be performed and observed on or after the date of this Agreement in the same manner and with the same force and effect as if the Buyer had originally executed the Assumed Contracts in the place and stead of the Seller.

          3. Notwithstanding anything in this Agreement to the contrary, (i) this Agreement shall not constitute a sale, assignment, transfer, conveyance or delegation of any Assumed Contract or any duty, obligation or liability under any Assumed Contract, if an attempted


                                      -1-                              EXHIBIT A
assignment thereof, without the consent of any third party, would constitute a breach or other contravention of such Assumed Contract or would result in the cancellation, termination, invalidity or unenforceability of such Assumed Contract or would in any other way adversely affect the rights and benefits of the Seller or the Buyer under such Assumed Contract, and (ii) this Agreement shall not affect the respective rights and obligations of the Seller and the Buyer under Sections 10.02 and 10.03 of the Facility Agreement.

          4. If any action or proceeding is commenced to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the costs and expenses of maintaining such action or proceeding, including reasonable attorneys' fees and disbursements (including reasonable charges allocated for internal corporate counsel) incurred before such action or proceeding is commenced, before trial, at trial, after trial and on appeal, whether the action or proceeding is at law, in equity or in a bankruptcy case or proceeding.

          5. This Agreement shall be binding upon, and shall inure to the benefit of, the Seller, the Buyer and their respective successors and assigns.

          6. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          7. The Buyer hereby irrevocably submits to the jurisdiction of any court of the State of Washington or any federal court of the United States of America for any district of the State of Washington, and any appellate court from any of such courts, in any action or proceeding arising from or by reason of, or otherwise relating to, this Agreement, and the Buyer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of Washington or in such federal court of the United States of America for any district of the State of Washington. The Buyer, to the fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. The Buyer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 7 shall affect the right of the Seller to serve legal process in any other manner permitted by law or shall affect the right of the Seller to bring any action or proceeding against the Buyer or the Buyer's property in the courts of any other jurisdictions.

          8. Each of the Seller and the Buyer hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) arising from or by reason of or relating to this Agreement or any actions of the Seller or the Buyer in the negotiation, administration, performance or enforcement of this Agreement

          9. This Agreement shall be deemed to be a contract made under the laws of the State of Washington, and for all purposes shall be governed by, and construed in all respects (including matters of construction, validity and performance) in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

                                     -2-                              EXHIBIT A

          IN WITNESS WHEREOF, the Seller and the Buyer have caused this Agreement to be duly executed as of the date first above written.

FIRST HEALTHCARE CORPORATION                 [NAME OF THE BUYER]

                                              By MEADOWBROOK MANOR OF KANSAS
                                                 & MISSOURI, INC.,
                                                 General Partner
By____________________
Title:___________________

                                       By ____________________
                                       Title:_____________________

                                      -3-                             EXHIBIT A

                                  Schedule 1
                                      to
                      Assignment and Assumption Agreement



                               Assumed Contracts
                               -----------------


                                  [Reserved.]

                                                                       EXHIBIT A

                                  Schedule 2
                                      to
                      Assignment and Assumption Agreement



                          Certain Assumed Liabilities
                          ---------------------------


1. All obligations and liabilities for any and all services and all goods (including, but not limited to, perishable and nonperishable food, central supplies, linen, housekeeping and other supplies) that are ordered by or on behalf of the Seller in the ordinary course prior to the date of this Agreement for provision to, or use in connection with the operation of, the [name of Facility] located in [__________, ____________] (the "Facility"), and which are provided or received at the Facility after the date of this Agreement.

2.        [Reserved.]

                                                                       EXHIBIT A

                              CONSENT AND RELEASE


          The undersigned hereby acknowledges notice of, and hereby consents to the terms and provisions of, the foregoing Assignment and Assumption Agreement, dated as of [________________], 1992 (the "Assignment"), between FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Seller"), and [_____________________], a North Carolina limited partnership (the "Buyer"). The undersigned hereby releases the Seller and all subsidiaries and other affiliates of the Seller from all duties, obligations and liabilities arising under or by reason of the Assigned Agreement (as defined below) on and after the date of the Assignment.

          For the purposes of this Consent and Release, the term "Assigned Agreement" means that certain [_____________________], dated [as of] [__________________], 19[____], between the Seller and the undersigned, as the same has been supplemented, amended or otherwise modified.

DATED: [____________], 1992


                                        [NAME OF CONSENTING PARTY]



                                        By _____________________________
                                           Title: ______________________

                                                                       EXHIBIT A

                                   Exhibit B
                                      to
                              Facility Agreement


                                PROMISSORY NOTE

$[______________]/1/                                       Tacoma, Washington
                                                            [________], 1992/2/


     FOR VALUE RECEIVED, the undersigned, [________________], a North Carolina limited partnership (the "Maker"), HEREBY PROMISES TO PAY to the order of FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Payee"), the principal sum of [_________________________________ and /100] Dollars
($[_________________])/3/, plus interest, on the terms set forth below.



     1.   Interest. The unpaid principal sum of this Promissory Note shall bear
          --------
interest, from the date of this Promissory Note until such principal sum is paid in full, at the rates of interest per annum (the "Regular Rate") equal to:

          (a) Nine percent (9%) per annum from [________], 1992/4/, to [_________] 199[__]/5/; and


          (b)  Eleven percent (11%) per annum from [________], 199[_____]/6/, to
     [___________], 199[___]/7/;



provided that any amount of principal of this Promissory Note that is not paid
--------
when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum (the "Default Rate") equal at all times to the sum of the Regular Rate plus five percent (5%) per annum.

     2.   Repayment and Interest The Maker shall pay the principal of, and the
          ----------------------
interest on, this Promissory Note in consecutive monthly installments of principal and interest as follows:

_______________________
/1/ Insert the appropriate principal amount from Schedule A attached hereto. /2/ Insert the Closing Date.
/3/ Insert the appropriate principal amount from Schedule A attached hereto. /4/ Insert the Closing Date.
/5/ Insert the first day of the 42nd month following the month in which the
    Closing occurs.
/6/ Insert the first day of the 42nd month following the month in which the
    Closing occurs.
/7/ Insert the first day of the 84th month following the month in which the Closing occurs.

                                      -1-                              EXHIBIT B

          (a) consecutive monthly installments of principal and interest in the amount of [____________] and [____]/100] Dollars
     ($[__________________])/8/, payable on the first day of each calendar month, commencing on [________________], 1992/9/, and ending on [______________], 199[____]/10/; and

          (b) consecutive monthly installments of principal and interest in the amount of [____________] and [____]/100] Dollars
     ($[__________________])/11/, payable on the first day of each calendar month, commencing on [________________], 199[____]/12/, and ending on
     [_________________], 199[____]/13/;

provided that the final installment on [___________________], 199[____]/14/,
--------
shall be in the amount necessary to pay in full the then unpaid principal amount of this Promissory Note plus all interest then accrued on this Promissory Note.


     3.   Application of Payments. Except as otherwise expressly provided in
          -----------------------
this Promissory Note, each payment under this Promissory Note, at the option of the Payee, may be applied first to any costs and expenses payable by the Maker under this Promissory Note, then to any late charges payable under this Promissory Note, then to interest then accrued, and then to principal.

     4.   Prepayments: Release Premium. So long as no Event of Default shall
          ----------------------------
have occurred and be continuing, the Maker may prepay the unpaid principal amount of this Promissory Note, in whole or in part, plus accrued interest to the date of such prepayment on the principal amount prepaid, plus any late charges then payable under this Promissory Note, plus any costs and expenses then payable under this Promissory Note; provided that each partial prepayment
                                         --------
shall be in a principal amount of not less than $5,000; provided, further that
                                                        --------  -------
upon prepayment in whole of the unpaid principal amount of this Promissory Note plus such accrued interest, late charges and costs and expenses the Maker shall pay to First Healthcare Corporation, a Delaware corporation, a release premium (the "Release Premium") in an amount, determined at the date of such prepayment, equal to five percent of the principal amount of this Promissory Note that would then have been outstanding if this Promissory Note had been timely paid in accordance with the regularly scheduled required installment payments provided for in Section 2 without regard to any prepayments. The Release Premium shall be applied as provided in the Mortgage (as defined below). Each partial prepayment of this Promissory Note shall be applied first to any costs and expenses then payable by the Maker under this Promissory Note, second to any late charges then payable under this Promissory Note, third to interest then accrued on this Promissory Note, and then to the principal installments under this Promissory
Note in the inverse order of their maturities without deferral or limitation of the intervening installments of principal or interest.

_______________________
/8/  Compute on the basis of a 30-year amortization schedule.
/9/ Insert the first day of the month immediately following the month in which the Closing occurs.
/10/ Insert the first day of the 42nd month following the month in which the
     Closing occurs.
/11/ Compute on the basis of a 30-year amortization schedule.
/12/ Insert the first day of the 43rd month following the month in which the
     Closing occurs.
/13/ Insert the first day of the 84th month following the month in which the
     Closing occurs.
/14/ Insert the first day of the 84th month following the month in which the Closing occurs.

                                      -2-                              EXHIBIT B

     5.   Late Charge. If any installment of principal or interest is not paid
          -----------
within ten days after such installment becomes due and payable, then the Maker shall pay a late charge, with respect to each such delinquent installment, equal to the lesser of (a) five percent of the amount of such delinquent installment or (b) $500.00. The Maker acknowledges that the actual damages that the Payee would incur due to the Maker's late payment are impossible to determine accurately and that such late charge is a reasonable estimate of such actual damages.

     6.   Payments and Computations.
          -------------------------

          (a) All payments under this Promissory Note shall be payable in lawful money of the United States of America, to the Payee at P.O. Box 34138, Seattle, Washington 98124-1138, Attention: Corporate Accounting, or at such other place as the Payee may specify in writing from time to time. Whenever any payment to be made under this Promissory Note is stated to be due on a day when banks are required or authorized to close in Raleigh, North Carolina, or Tacoma, Washington, such payment may be made on the next succeeding day on which banks are not so required or authorized to close, and such extension of time shall in such case be included in the computation of payment of interest.

          (b) All computations of interest shall be made by the Payee on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest is payable.

          (c) Whenever the computation of a period of time from a specified date to a later specified date is required by this Promissory Note, the word "from" shall mean "from and including" and each of the words "to" and "until" shall mean "to but excluding."

          7.   Security. This Promissory Note and payment of the sums evidenced
               --------
by this Promissory Note are secured by a [Mortgage,] [Deed of Trust,] Assignment, Security Agreement and Financing Statement (Fixture Filing), dated of even date with this Promissory Note (said agreement, as it may be supplemented, amended or otherwise modified from time to time, being the "Mortgage"), executed and delivered by the Maker to the Payee.

          8.   Guaranty. Payment of twenty percent (20%) of the Makers total
               --------
obligations at any time outstanding under this Promissory Note in respect of principal, interest and any late charges, has been jointly and severally guaranteed by Don G. Angell and Daniel D. Mosca (together, the "Guarantors"), pursuant to a Guaranty, dated of even date with this Promissory Note, for the benefit of the Payee.

          9.   Events of Default; Remedies. If any of the following events
               ---------------------------
("Events of Default") shall occur and be continuing:

               (a) The Maker shall fail to pay any principal of, or interest on, this Promissory Note within ten days alter the same becomes due and payable; or

               (b) The Maker shall fail to pay any other sum (whether for premium, fees, expenses or otherwise) under this Promissory Note, the Mortgage or the Facility Agreement (as defined below) when and as the same become due and payable, whether on any stated due date, at maturity or upon acceleration, and such failure shall remain unremedied for ten days after written notice of such failure shall have been given to the Maker by the Payee; or

               (c) Any representation or warranty made by the Maker (or any general partner in the Maker or any officers of any general partner in the Maker) or any Guarantor under or in connection

                                      -3-                              EXHIBIT B
with any Transaction Document (as defined in the Facility Agreement) shall prove to have been incorrect in any material respect when made; or

               (d) The Maker shall fail at any time to obtain, provide, maintain or keep in force the insurance policies required by the Mortgage; or

               (e) The Maker shall fail to perform or observe any other provision contained in any Transaction Document on the Maker's part to be performed or observed a such failure shall remain unremedied beyond the applicable grace period for such provision or, if no such grace period is applicable, if such failure shall remain unremedied for thirty days after written notice of such failure shall have been given to the Maker by the Payee; or

               (f) The Maker shall fail to pay any principal of or premium or interest on any indebtedness (but excluding indebtedness evidenced by this Promissory Note) of the Maker in an aggregate principal amount of at least $100,000 at any one time outstanding, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

               (g) The Maker shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Maker seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization arrangement, adjustment protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty days, or any of the actions sought in such proceeding (including, but not limited to, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Maker shall take any action to authorize any of the actions set forth above in this subparagraph (g); or

               (h) Any judgment or order for the payment of money in excess of $250,000 shall be rendered against the Maker and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) them shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (i) Any of the events referred to in subsections (f) through (h) above shall occur with respect to any Guarantor (and, for the purposes of this subsection (i), each reference to the Maker in subsections (f) through (h) above shall mean and be a reference to "any Guarantor," the reference to "$100,000" in subsection (f) above shall mean and be a reference to "$1,000,000," and the reference to "$250,000" in subsection (h) above shall mean and be a reference to "$1,000,000"); or

                                      -4-                              EXHIBIT B

          (j) Any of the events referred to in subsections (f) through (h) above shall occur with respect to any general partner in the Maker and, for purposes of this subsection (j), each reference to "the Maker" in subsections
(f) through (h) above shall mean and be a reference to "any general partner in the Maker"; or

          (k) Any other Transaction Document to which the Maker is a party, alfer delivery of such other Transaction Document to the Payee, shall for any reason cease to be valid and binding on the Maker, or the Maker shall so state in writing; or

          (l) The Mortgaged Property (as defined in the Mortgage) or any interest in the Mortgaged Property shall be the subject of a "transfer" (as defined in the Mortgage); or

          (m) The Maker shall abandon the Mortgaged Property or shall cease to do business or shall terminate its business for any reason whatsoever; or

          (n) The Mortgaged Property shall be taken, attached or sequestered on execution or other process of law in any action against the Maker; or

          (o) Any event shall occur or condition shall exist which constitutes a default by the Maker under any lease or sublease or agreement to lease or sublease between the Maker, as lessee or sublessee, and the Payee or any subsidiary or affiliate of the Payee, as lessor or sublessor, in respect of real or personal property, and such event or condition shall continue after the applicable grace period, if any, specified in such lease or agreement of lease; or

          (p) Any event shall occur or condition shall exist which constitutes a default by any Buyer (as defined in the Facility Agreement) under any purchase or sale agreement, lease or sublease or agreement to lease or sublease, promissory note, mortgage, deed of trust or other instrument or agreement between such Buyer and the Payee or any subsidiary or affiliate of the Payee, and such event or condition shall continue alter the applicable grace period, if any, specified in such instrument or document;

then, and in any such event, the Payee, by notice to the Maker, may declare the entire unpaid balance of this Promissory Note (including the entire principal balance of this Promissory Note and all accrued and unpaid interest on this Promissory Note and all other sums payable under this Promissory Note) to be immediately due and payable, and upon any such declaration the entire unpaid balance of this Promissory Note shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker. anything in this Promissory Note or any other Transaction Document to the contrary notwithstanding; provided that in
                                                                --------
the event of an actual or deemed entry of an order for relief with respect to the Maker or any Guarantor under the United States Bankruptcy Code, as amen, or under any present or future law or statute of the United States of America or of any state or other jurisdiction thereof relevant to bankruptcy. insolvency or other relief of debtors, the entire unpaid balance of this Promissory Note automatically shall become and be immediately due and payable, without presentment demands protest or further notice of any kind, all of which are hereby expressly waived by the Maker, anything in this Promissory Note or any other Transaction Document to the contrary notwithstanding.

     10.  Costs and Expenses.  The Maker hereby agrees to pay all costs and
          ------------------
expenses (whether or not any action or proceeding is instituted, and including, but not limited to, reasonable attorneys' fees and disbursements, whether incurred or expended before, during or after any action, proceeding or appeal is instituted) incurred by the Payee in connection with or incidental to (a) any Event of Default


                                      -5-                            EXHIBIT B
or (b) the exercise or enforcement by or on behalf of the Payee of any of its rights or remedies or the Maker's obligations under this Promissory Note, the Mortgage or any other Transaction Document. Reasonable attorneys' fees and disbursements shall include reasonable charges allocated for internal corporate counsel.

     11.  No Waivers; Remedies Cumulative.  Acceptance by the Payee of any
          -------------------------------
payment after the occurrence of an Event of Default shall not be deemed a waiver or a cure of such Event of Default, and acceptance by the Payee of any payment less than any amount then due shall be deemed an acceptance on account only. No right or remedy of the Payee under this Promissory Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy provided under this Promissory Note or any other Transaction Document or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by the Payee. No delay by the Payee in exercising, and no omission by the Payee to exercise, any right or remedy under this Promissory Note or any other Transaction Document upon the occurrence of an Event of Default shall impair such exercise or be construed to be a waiver of, or an acquiescence in, such Event of Default or any other then existing or thereafter occurrIng Event of Default. No single or partial exercise by the Payee of any right or remedy under this Promissory Note or any other Transaction Document shall preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

     12.  Limitation on Interest.  Notwithstanding any other provisions of this
          ----------------------
Promissory Note or any other Transaction Document to the contrary, no provision of this Promissory Note or any other Transaction Document shall require the payment or permit the collection of interest, fees or charges in excess of the maximum rate permitted by applicable law.

     13.  Construction of Certain Provisions.
          ----------------------------------

          (a) This Promissory Note is the Promissory Note referred to in, and is entitled to the benefits of, the Facility Agreement, dated as of April 23, 1992 (said agreement, as it may be supplemented, amended or otherwise modified from time to time, being the "Facility Agreement"), among the Payee and the Maker and the other Buyers, including but not limited to Section 5.10 of the Facility Agreement.

          (b) For the purposes of this Promissory Note, the term "indebtedness" shall mean (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property, (v) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (vi) obligations (contingent or otherwise) under acceptance, letter-of-credit or similar facilities, (vii) obligations in respect of interest rate swap agreements, currency swap agreements and other similar agreements designed to hedge against fluctuations in interest rates or foreign exchange rates and (viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of the types referred to in any of clauses (i) through (vii) above.

          (c) For the purpose of this Promissory Note, the term "Payee" shall mean the original payee under this Promissory Note and any subsequent holder of this Promissory Note.


                                      -6-                            EXHIBIT B

     14.  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Promissory Note, nor consent to any departure by the Maker from any such provision, shall in any event be effective unless such amendment, waiver or consent is in a writing which specifically refers to Section 12.02 of the Facility Agreement and which is signed by the Maker and by the Chief Executive Officer or the President of the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15.  Consent to Jurisdiction.  The Maker hereby irrevocably submits to the
          -----------------------
jurisdiction of any court of the State of Washington or any federal court of the United States of America for any district of the State of Washington, and any appellate court from any of such courts, in any action or proceeding arising from or by reason of, or otherwise relating to, this Promissory Note, and the Maker hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of Washington or in such federal court of the United States of America for any district of the State of Washington. The Maker, to the fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. The Maker agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 15 shall affect the right of the Payee to serve legal process in any other manner permitted by law or shall affect the right of the Payee to bring any action or proceeding against the Maker or the Maker's property in the courts of any other jurisdictions.

     16.  Waiver of Jury Trial.  The Maker, and the Payee by accepting this
          --------------------
Promissory Note, hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) arising from or by reason of or relating to this Promissory Note or any actions of the Payee in the negotiation, administration, performance or enforcement of this Promissory Note.

     17.  Governing Law.  This Promissory Note shall be governed by, and
          -------------
construed in all respects (including matters of construction, validity and performance) in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

     18.  Oral Agreements Unenforceable.  ORAL AGREEMENTS OR ORAL COMMITMENTS
          -----------------------------   -----------------------------------
TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT
------------------------------------------------------------------------------
ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
----------------------------------------

     IN WITNESS WHEREOF, the Maker has executed this Promissory Note on the date first above written.


                                                  [NAME OF THE MAKER]


                                                  By MEADOWBROOK MANOR OF KANSAS
                                                     & MISSOURI, INC.,
                                                     General Partner



                                                  By_____________________
                                                    Title:_______________




                                      -7-                            EXHIBIT B

                                  Schedule A

                     Principal Amounts of Promissory Notes
                     -------------------------------------
                     in Respect of Each Owned Facility/*/
                     ------------------------------------



Facility Name and Location                        Principal Amounts
--------------------------                        -----------------
Clayton House Healthcare (445)                        $7,760,700
Ballwin, Missouri

Tradition House Healthcare (260)                       1,404,000
Joplin, Missouri

Country Club Home (809)                                2,700,000
Council Grove, Kansas

Green Meadows Nursing Center (861)                     4,131,000
Haysville, Kansas

Indian Creek Nursing Center (895)                      1,516,500
Overland Park, Kansas

Indian Meadows Nursing Center (896)                    1,516,500
Overland Park, Kansas

Medicenter-Springfield (834)                           4,050,000
Springfield, Missouri

Hillhaven-Topeka (838)                                 3,591,000
Topeka, Kansas

Hillhaven-Wichita (844)                                  513,000
Wichita, Kansas

Columbia House Healthcare (446)                        2,340,000
Columbia, Missouri

Hammond Holiday Home/Apartments (857/858)              1,597,500
Larned, Kansas

___________________

     /*/ Excluding the Bond-financed Owned Facilities.

                                                                     EXHIBIT B

                                  Exhibit C-1
                                      to
                              Facility Agreement



                                DEED OF TRUST,
                        ASSIGNMENT, SECURITY AGREEMENT
                                      AND
                     FINANCING STATEMENT (FIXTURE FILING)

                            (Name of the Facility)
                             (Facility No.[____])


                       Dated as of [________ ____], 1992


                                      By



                              [NAME OF GRANTOR],
                                as the Grantor



                                      to



                               DON F. DAGENAIS,
                                as the Trustee



                                    and to



                         FIRST HEALTHCARE CORPORATION,
                              as the Beneficiary




                                                                    EXHIBIT C-1

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
RECITALS.............................................................    1

          Land.......................................................    3
          Improvements; Facility.....................................     3
          Personal Property..........................................    4
          Contract Interests.........................................    4
          After Acquired Property....................................    4
          Proceeds, Etc..............................................    5

ARTICLE I - Representations and Warranties of the Grantor............    5

     1.01 Warranty of Title..........................................    5
     1.02 Non-Agricultural Use.......................................    5
     1.03 Certificates and Permits...................................    5

ARTICLE II - Covenants of the Grantor................................    5

     2.01 Payment of Obligations.....................................    5
     2.02 Good Standing; Etc.........................................    6
     2.03 Security Agreement.........................................    6
     2.04 Further Assurances.........................................    6
     2.05 Protection of Lien; Defense of Action......................    7
     2.06 Repair and Maintenance.....................................    7
     2.07 Compliance with Laws.......................................    7
     2.08 Use........................................................    7
     2.09 Zoning; Title Matters......................................    8
     2.10 Insurance..................................................    8

          (a)  Property and Casualty Insurance.......................    8
          (b)  Liability Insurance...................................    8
          (c)  Forms of Policies.....................................    9
          (d)  Transfer of Title.....................................    9
          (e)  Amounts of Coverage...................................    9

     2.11 Damage and Destruction.....................................    9
     2.12 Condemnation...............................................   10
     2.13 Liens......................................................   10
     2.14 Taxes and Other Charges....................................   11
     2.15 Tax Deposits...............................................   11
     2.16 Inspection.................................................   12
     2.17 Maintenance of Records.....................................   12
     2.18 Grantor's Certificates.....................................   12
     2.19 Prepayments; Release Premium...............................   12
     2.20 Reporting Requirements.....................................   13

ARTICLE III - Assignment of Rents and Other Sums.....................   14

     3.01 Assignment.................................................   14
     3.02 Right to Collect...........................................   15
     3.03 Revocation of Right to Collect; Etc........................   15

                                      -i-                           EXHIBIT C-1

ARTICLE IV - Additional Advances; Expenses; Indemnity................   16

     4.01 Additional Advances and Disbursements......................   16
     4.02 Other Expenses.............................................   16
     4.03 Indemnity..................................................   16

ARTICLE V - Transfer of the Mortgaged Property.......................   17

     5.01 Transfer of the Mortgaged Property.........................   17

ARTICLE VI - Defaults and Remedies...................................   17

     6.01 Events of Default..........................................   17
     6.02 Remedies...................................................   19
     6.03 Expenses...................................................   21
     6.04 Rights Pertaining to Sales.................................   22
     6.05 Application of Proceeds....................................   23
     6.06 Additional Provisions as to Remedies.......................   24
     6.07 Waiver of Rights and Defenses..............................   25

ARTICLE VII - Defeasance; Provisions as to Trustee...................   25

     7.01 Defeasance.................................................   25
     7.02 Reconveyance...............................................   25
     7.03 Trustee's Resignation......................................   26
     7.04 Exculpation................................................   26

ARTICLE VIII - Additional Provisions.................................   27

     8.01 Construction of Certain Provisions.........................   27
     8.02 Limitation on Interest.....................................   28
     8.03 Lease......................................................   28
     8.04 Amendments, Etc............................................   28
     8.05 Notices....................................................   28
     8.06 No Merger..................................................   30
     8.07 Severability...............................................   30
     8.08 Obligations of Grantor.....................................   30
     8.09 Successors and Assigns.....................................   30
     8.10 No Waiver..................................................   30
     8.11 Attorneys' Fees............................................   30
     8.12 Consent to Jurisdiction....................................   30
     8.13 Waiver of Jury Trial.......................................   31
     8.14 Applicable Law.............................................   31

Schedule A     -  Land
Schedule B     -  Permitted Exceptions
Schedule C     -  Affiliates


                                     -ii-                           EXHIBIT C-1

                                DEED OF TRUST,
                        ASSIGNMENT, SECURITY AGREEMENT
                                      AND
                     FINANCING STATEMENT (FIXTURE FILING)

                          ([Name of the Facility])/1/
                            (Facility No. [____])/2/


   THIS DOCUMENT SECURES FUTURE ADVANCES AND IS GOVERNED BY SECTION 443.055
                      OF THE REVISED STATUTES OF MISSOURI


          This DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (FIXTURE FILING), dated as of[_________ ___], 1992 (this "Deed of Trust"), is made by [_____________________], a North Carolina limited partnership whose address is P.O. Box 1670, Clemmons, North Carolina 27012, as the grantor under this Deed of Trust (the "Grantor"), to DON F. DAGENAIS, a resident of Jackson County, Missouri, as the trustee under this Deed of Trust (the "Trustee"), and to FIRST HEALTHCARE CORPORATION, a Delaware corporation ("First Healthcare") whose address is The Cornerstone Building, 1148 Broadway Plaza, Tacoma, Washington, 98402 as the beneficiary under this Deed of Trust (the "Beneficiary").

                                   RECITALS

          A. The Beneficiary, as seller, and the Grantor and the Affiliates (as defined below), jointly and severally as buyers (the "Buyers"), have entered into a Facility Agreement, dated as of [______________ ___], 1992 (said Facility Agreement, as it may be supplemented, amended or otherwise modified from time to time, being the "Facility Agreement").

          B. Pursuant to the terms and subject to the conditions set forth in the Facility Agreement, the Beneficiary has agreed to permit the Grantor to defer the payment of a portion of the purchase price for the properties (real, personal and mixed) that constitute the Mortgaged Property (as defined below) and that are the subject of the Facility Agreement, in a principal amount not to exceed [________________] and [____]/100 Dollars ($[__________]).

          C. Pursuant to the terms of the Facility Agreement, the Grantor has executed and delivered to the order of the Beneficiary a Promissory Note, dated [____________ ___], 1992,/3/ in the stated principal sum of [_______________]
and [_____]/100 Dollars ($[_______________]) (said Promissory Note, as it may be supplemented, amended, extended, renewed or otherwise modified from time to time, being the "Promissory Note"), evidencing the obligation of the Grantor to pay the deferred portion of the purchase price in respect of the Mortgaged Property.



____________________________
     /1/ Insert the name of the Facility.

     /2/ Insert the number assigned to the Facility.

     /3/ Insert the Closing Date.

                                      -1-                           EXHIBIT C-1

          D. The total of the indebtedness and liabilities to be secured by this Deed of Trust equals the sum of the following (such indebtedness and liabilities or the instruments evidencing the same, as applicable, being collectively referred to in this Deed of Trust as the "Obligations"):

               (1)  the principal amount of [___________________] and
          [______]/100 Dollars ($[__________])(the "Purchase Price Balance");
          plus

               (2) interest on the unpaid principal amount of the Purchase Price Balance at a rate of interest per annum (the "Regular Rate") equal to:

                    (a) nine percent (9%) per annum from [______________], 1992,/4/ to [_____________], 199[__];/5/ and

                    (b) eleven percent (11%) per annum from [_______________], 199[__],/6/ to the date on which the Purchase Price Balance is paid in full;

          and at a rate per annum (the "Default Rate") equal at all times to the sum of the Regular Rate plus five percent (5%) per annum; plus

               (3) all other amounts that are or become payable by the Grantor and all other obligations of the Grantor under the Facility Agreement, the Promissory Note and this Deed of Trust;

          [E./7/ The lien of this Deed of Trust is junior to the lien of the [______________],/8/ dated [as of] [______________________], 19[___] (the "First
Lien Mortgage"), made by [________________]/9/ to [_______________]/10/ securing the payment of a Promissory Note, dated [___________], 19[___] (the "First Lien Promissory Note"), in the stated principal amount of $[________________]. The obligations evidenced by the First Lien Promissory Note and secured by the First Lien Mortgage are and remain the obligations of the Beneficiary.]



____________________________

     /4/ Insert the Closing Date.

     /5/ Insert the last day of the forty-first calendar month immediately following the calendar month in which the Closing occurs.

     /6/ Insert the first day of the forty-second calendar month immediately following the calendar month in which the Closing occurs.

     /7/ Include this recital if this Deed of Trust is to be subordinate and inferior to any existing mortgage or deed of trust in respect of the Mortgaged Property.

     /8/ Insert the title of the existing mortgage or deed of trust to which this Deed of Trust is to be subordinate and inferior.

     /9/ Insert the name of the mortgagor or grantor under the First Lien Mortgage.

     /10/ Insert the name of the mortgagee or beneficiary under the First Lien Mortgage.

                                      -2-                           EXHIBIT C-1

          [F./11/ All of the Obligations have a scheduled maturity of not later than [____________ ____], 199[___]./12/]

          G. The execution and delivery of this Deed of Trust by the Grantor is a condition precedent to the obligation of the Beneficiary to consummate the transactions contemplated by the Facility Agreement.

          H. The rules of construction set forth in Section 8.01 shall be applicable for all purposes of this Deed of Trust.

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Grantor, and to secure the punctual payment by the Grantor when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and the performance and observance of all other covenants, obligations and liabilities of the Grantor under the Facility Agreement, the Promissory Note and this Deed of Trust, the Grantor does hereby GRANT, BARGAIN, SELL MORTGAGE, WARRANT, CONVEY, ALIEN, REMISE, RELEASE, ASSIGN, PLEDGE, HYPOTHECATE, TRANSFER, SET OVER, DELIVER and CONFIRM unto the Trustee, IN TRUST, WITH FULL POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, each and all of the following described properties, rights, interests and privileges and all of the Grantor's estate, right, title and interest in, to and under, or derived from, the following described properties, rights, interests and privileges (all of such properties, rights, interests and privileges being collectively referred to in this Deed of Trust as the "Mortgaged Property"):

               Land.  All those certain lots, pieces and parcels of land more
               ----
          particularly described in SCHEDULE A, and all of the reversions and remainders in and to said land and the tenements, hereditaments, easements, rights-of-way or use, rights (including alley, drainage, mineral, water, oil and gas rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining to said land, including any such right, title or interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting other property and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining any portion of said land, or in or to the air space over said land, all rights of ingress and egress by motor vehicles to parking facilities on or within said land, and all claims or demands of the Grantor, either at law or in equity, in possession or expectancy, of, in or to the same (all of the foregoing being collectively referred to in this Deed of Trust as the "Land");

               Improvements; Facility. All buildings, structures, facilities and
               ----------------------
          other improvements now or hereafter erected on, attached to or located in or upon the Land, and all building materials of every kind and nature now or hereafter located on the Land or attached to, contained in, or used in connection with, any such buildings, structures, facilities or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by the Grantor or in which the Grantor has or shall acquire an interest (all of the foregoing being collectively

_____________________________

     /11/ Include this recital if required by applicable law.

     /12/ Insert the first day of the eighty-fourth calendar month immediately following the calendar month in which the Closing occurs.



                                      -3-                            EXHIBIT C-1
          referred to in this Deed of Trust as the "Improvements," and the Land and the Improvements being together referred to in this Deed of Trust as the "Facility"):

               Personal Property.  All machinery, equipment, furniture,
               -----------------
          furnishings, fixtures, chattels and other items of personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by the Grantor or in which the Grantor has or shall acquire an interest, wherever situated, and now or hereafter located on, attached to, contained in or used in connection with the Land, the Improvements or the Contract Interests, or placed on any part thereof although not attached thereto (all of the foregoing being collectively referred to in this Deed of Trust as the "Personal Property"), including all partitions, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, gas, steam, electrical, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, escalators, ranges, vacuum and other cleaning systems, call systems, switchboards, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, utensils, tools, implements, fittings and fixtures and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Mortgaged Property;

               Contract Interests. All the leases, lettings and licenses of, and
               ------------------
          all other contracts and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) affecting, the Land, the Improvements, the Personal Property and/or any other property or rights mortgaged or otherwise conveyed or encumbered by this Deed of Trust, or any part thereof, now or hereafter entered into, and all supplements, amendments, modifications, additions, extensions and renewals thereof, and all right, title and interest of the Grantor therein and thereunder, including cash and securities deposited thereunder or pursuant thereto, the right to receive and collect the rents, proceeds, issues and profits due and to become due and payable thereunder or pursuant thereto and the rights to enforce, whether at law or in equity or by any other means, all provisions and options thereof (all of the foregoing being collectively referred to in this Deed of Trust as the "Contract Interests");

               After Acquired Property.  Any and all moneys and other every kind
               -----------------------
          and nature, which may from time to time be subjected to the lien of this Deed of Trust by the Grantor, through a supplement to this Deed of Trust or otherwise, or by any other person, or which may come into the possession of or be subject to the control of the Trustee or the Beneficiary, it being the intention and agreement of the Grantor that all property hereafter acquired or constructed by the Grantor shall forthwith upon acquisition or construction thereof by the Grantor and without any act or deed by the Grantor be subject to the lien and security interest of this Deed of Trust as if such property were now owned by the Grantor and were specifically described in this Deed of Trust and conveyed or encumbered by or pursuant to this Deed of Trust, and the Trustee and the Beneficiary are hereby authorized to receive any and all such property as and for additional security under this Deed of Trust (all of the foregoing being collectively referred to in this Deed of Trust as the "After Acquired Property"); and


                                      -4-                            EXHIBIT C-1

               Proceeds, Etc.  All unearned premiums (whether accrued, accruing
               -------------
          or to accrue) under insurance policies now or hereafter obtained by the Grantor, all proceeds of the conversion (whether voluntary or involuntary) of the Mortgaged Property into cash or other liquidated claims (excluding proceeds of title insurance, but including proceeds of hazard and other insurance), and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Land, the Improvements, the Personal Property, the Contract Interests and/or any other property or rights encumbered or conveyed by this Deed of Trust for any injury thereto or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets;

          TO HAVE AND TO HOLD, subject to the matters listed or otherwise described in SCHEDULE B (the "Permitted Exceptions"), all and singular the Mortgaged Property, whether now owned or leased or hereafter acquired and whether now or hereafter existing, together with all the rights, privileges and appurtenances thereunto belonging, unto the Trustee and the Beneficiary forever, for the uses and purposes set forth in this Deed of Trust.

          AND the Grantor covenants and agrees with the Trustee and the Beneficiary as follows:

                                   ARTICLE I
                 Representations and Warranties of the Grantor
                 ---------------------------------------------

          1.01  Warranty of Title.  (a) The Grantor has and will have good,
                -----------------
marketable and insurable fee simple title to the Facility, free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Exceptions; (b) the Grantor owns and will own all of the other Mortgaged Property, free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Exceptions; (c) the Grantor hereby warrants and will forever warrant and defend such title and the validity, enforceability and priority of the lien and security interest of this Deed of Trust against the claims of all persons whomsoever; (d) the Grantor has and will have full power and lawful authority to encumber and convey the Mortgaged Property as provided in this Deed of Trust; and (e) this Deed of Trust is and will remain a valid and enforceable lien on, and security interest in, the Mortgaged Property, subject only to the Permitted Exceptions.

          1.02  Non-Agricultural Use.  The Mortgaged Property is not used
                --------------------
principally for agricultural or farming purposes.

          1.03  Certificates and Permits. The Grantor has and will maintain
                ------------------------
in effect all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of the Facility as a [_________]-bed [[skilled] [intermediate] care] [nursing] facility and for the conduct of the Grantor's business at the Facility.

                                  ARTICLE 11
                           Covenants of the Grantor
                           ------------------------

          2.01  Payment of Obligations. The Grantor will punctually pay the
                ----------------------
Obligations when due, and will perform and observe all of its other obligations under this Deed of Trust, the Promissory Note, the Facility Agreement and each other document or instrument to which the Grantor is a party and that relates to any of the Facility Agreement, the Promissory Note or any security for the obligations of the Grantor under the Facility Agreement or the Promissory Note (this Deed of Trust, the Promissory


                                      -5-                            EXHIBIT C-1

Note, the Facility Agreement and such other documents and instruments, in each case as the same may be supplemented, amended or otherwise modified from time to time, being sometimes referred to in this Deed of Trust individually as a "Transaction Document" and collectively as the "Transaction Documents").

          2.02  Good Standing; Etc. The Grantor will maintain in good standing
                ------------------
its partnership existence, franchises, rights and privileges under the law of the jurisdiction of its formation and its right to transact business in the jurisdiction in which the Facility is located. Subject to and without limitation of Sections 2.19 and 5.01, the Grantor, without the prior consent of the Beneficiary, will not sell, lease or otherwise dispose of (whether directly or indirectly, or by operation of law, or in one transaction or a series of transactions) all or substantially all of its assets. Subject to and without limitation of Section 2.19 and 5.01, the Beneficiary may withhold its consent to any proposed disposition of all or substantially all of the Grantor's assets for no reason or any reason. The Grantor, without at least thirty days prior notice to the Beneficiary and compliance with the provisions of Section 2.04, will not change its name, identity or legal structure.

          2.03  Security Agreement.  The Grantor hereby further grants to the
                ------------------
Beneficiary a security interest in all of the Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Collateral"): (a) the Personal Property; (b) the Contract Interests; (c) the After Acquired Property; and (d) all proceeds of any and all of the foregoing Collateral, including proceeds which constitute property of the types included in the Personal Property, the Contract Interests and the After Acquired Property and, to the extent not otherwise included, all cash, all unearned premiums (whether accrued, accruing or to accrue) under insurance policies now or hereafter obtained by the Grantor, all proceeds of the conversion (whether voluntary or involuntary) of any of the Mortgaged Property into cash or other liquidated claims (including proceeds of hazard and other insurance), and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Land, the Improvements, the Personal Property, the Contract Interests and/or any other property or rights encumbered or conveyed by this Deed of Trust for any injury thereto or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets. The Trustee and the Beneficiary shall have, in addition to all rights and remedies provided in the Transaction Documents, all of the rights and remedies of a "secured party" under the Uniform Commercial Code in effect in the jurisdiction in which the Facility is located. This Deed of Trust constitutes and shall be deemed to be a "security agreement" for all purposes of said Uniform Commercial Code. Notwithstanding any provision in this Section 2.03 or elsewhere in this Deed of Trust to the contrary, this Deed of Trust shall not be construed to create a lien on or a security interest in any patient accounts or any other accounts constituting any right of the Grantor to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

          2.04  Further Assurances. Promptly upon request by the Trustee or the
                ------------------
Beneficiary, the Grantor will (a) correct any defect, error or omission that may be discovered in the contents of, or in the execution, acknowledgment or recordation of, this Deed of Trust or any other Transaction Document, and (b) do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, mortgages, deeds of trust, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other documents and instruments as the Trustee or the Beneficiary may require from time to time in order to effectuate the purposes of this Deed of Trust and to perfect and maintain the validity, effectiveness and priority of the lien and security interest created by this Deed of Trust.

                                      -6-                           EXHIBIT C-1

          2.05  Protection of Lien; Defense of Action. If any action or
                -------------------------------------
proceeding is instituted against the Grantor with respect to any right, title or interest in or to the Mortgaged Property or with respect to the lien, security interest, validity or priority of this Deed of Trust, or if any such right, title, interest, lien, security interest, validity, effectiveness or priority is otherwise challenged or attacked, then the Grantor promptly will notify the Trustee and the Beneficiary of such action, proceeding, challenge or attack, diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation and, subject to the prior written approval of the Beneficiary, the compromise, release or discharge of any and all adverse claims. The Trustee and the Beneficiary, or either of them (whether or not named as a party to such action or proceeding), are hereby authorized and empowered (but shall not be obligated) to take such additional steps (including the employment of counsel, the prosecution or defense of litigation, the compromise, release or discharge of such adverse claims, the purchase of any tax title and the removal of prior liens and security interests) as they may deem necessary or proper for the defense of any such action or proceeding or the protection of such right, title, interest, lien, security interest, validity, effectiveness or priority. The Grantor, on demand, shall pay all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by either of the Trustee or the Beneficiary in connection with the foregoing matters. All such costs and expenses of the Trustee and/or the Beneficiary, until paid by the Grantor, shall be part of the Obligations and shall be secured by this Deed of Trust.

         2.06  Repair and Maintenance. The Grantor will operate and maintain the
               ----------------------
Facility and the Personal Property in good order, repair and operating condition, and promptly will make all repairs, renewals, replacements, additions and improvements to the Facility and the Personal Property that are necessary to ensure that the Facility and the Personal Property shall not in any way be diminished or impaired as part of the security under this Deed of Trust. The Grantor will keep the Facility fully equipped and will replace all worn-out or obsolete Personal Property with fixtures or personal property comparable to such Personal Property when new and, without the prior consent of the Beneficiary, will not remove any Personal Property from the Facility unless such Personal Property is replaced by the Grantor with fixtures or personal property of equal suitability and value when new, owned by the Grantor free and clear of any lien or security interest (other than the Permitted Exceptions and the lien and security interest created by this Deed of Trust). No part of the Improvements shall be removed, demolished or structurally or materially altered (including an alteration which impairs the value of the Improvements), nor shall any new building, structure, facility or other improvement be constructed on the Land without the prior consent of the Beneficiary. The Grantor, without the prior consent of the Beneficiary, will not cause or allow the Mortgaged Property to be misused or wasted or to deteriorate.

         2.07  Compliance with Laws. The Grantor promptly will comply with, and
               --------------------
will cause the Facility to be maintained, used and operated at all times in accordance with, any and all present and future laws, rules, regulations, ordinances and requirements (including any and all licensing, accrediting and insurance requirements) applicable to the Grantor or the Facility. The Grantor promptly will notify the Beneficiary of any alleged noncompliance by the Grantor or the Facility with any such laws, rules, regulations, ordinances or requirements, and of any action or proceeding initiated under or with respect to any of such laws, rules, regulations, ordinances or requirements.

          2.08  Use. The Grantor will not use or occupy the Facility, or permit
                ---
the Facility to be used or occupied, in any manner which violates any applicable law, rule, regulation, ordinance or order, or which constitutes a public or private nuisance or which makes void, voidable or cancellable, or increases the premium of, any insurance then in force with respect to the Facility. Without limiting the generality of the preceding sentence, the Grantor will use and occupy the Facility, or cause the Facility to be used and occupied, as and for a[n] [[skilled] [intermediate] care] [nursing] facility and for no other principal use unless agreed to in writing by the Beneficiary. The Grantor shall at all times

                                      -7-                           EXHIBIT C-1
maintain in full force and effect all registrations, qualifications, licenses and other authorizations and approvals required to use and occupy the Facility as and for a [__________]-bed [[skilled] [intermediate] care] [nursing] facility. Notwithstanding any other provision in this SECTION 2.08 or elsewhere in this Deed of Trust or any other Transaction Document to the contrary, the Grantor, without the prior consent of the Beneficiary, will not permit any person other than the Grantor to operate the Facility, whether pursuant to any lease, any management agreement or otherwise; provided that, without the
                                              --------
prior consent of the Beneficiary, the Grantor may permit Meadowbrook Healthcare Services Incorporated, a North Carolina corporation, or any wholly-owned subsidiary of Meadowbrook Healthcare Services Incorporated, to operate the Facility pursuant to a management agreement with the Grantor.

          2.09  Zoning; Title Matters.  The Grantor, without the prior consent
                ---------------------
of the Beneficiary, will not (a) initiate or support any zoning reclassification of the Facility, seek any variance under existing zoning ordinances applicable to the Facility or use or permit the use of the Facility in a manner which would result in such use becoming a non-conforming use under applicable zoning ordinances, (b) supplement, amend or otherwise modify any of the Permitted Exceptions, (c) impose any restrictive covenants upon the Facility, (d) execute or file any subdivision plat affecting the Facility or consent to the annexation of the Facility to any municipality or (e) permit or suffer the Facility to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

          2.10  Insurance.
                ---------

                (a)  Property and Casualty Insurance. The Grantor will keep the
                     -------------------------------
Improvements and the Personal Property insured for the benefit of the Trustee and the Beneficiary as follows: (i) against damage or loss by fire and such other hazards (including lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, flood, earthquake, vandalism, malicious mischief, aircraft, vehicle and smoke) as are covered by the broadest form of "all-risk" coverage as is available from time to time in the jurisdiction in which the Facility is located, in an amount not less than the full insurable value (as defined below) of the Improvements and the Personal Property; (ii) rent or business interruption or use and occupancy insurance on an actual loss sustained basis; (iii) against damage or loss from sprinkler system leakage and boilers, boiler tanks, heating and air conditioning equipment, pressure vessels, auxiliary piping, mechanical and electrical equipment and such similar apparatus as is commonly insured under a comprehensive definition of insured object, on such basis and in such amounts as shall be reasonably required by the Beneficiary; and (iv) during the period of any permitted construction, repair, restoration or replacement of the Facility, against damage or loss and such other hazards as are covered by a standard all-risk builder's risk policy with extended coverage, including coverage against collapse, written on a completed value basis, for an amount at least equal to the full insurable value of the Improvements and the Personal Property. The Grantor shall ensure that any contractor performing any permitted construction, repair, restoration or replacement of the Facility shall procure and maintain at all times insurance equal to that required of the Grantor and that such contractor also shall comply with all statutory and regulatory requirements related to workers' compensation.

               (b)  Liability Insurance. The Grantor shall procure and maintain
                    -------------------
commercial public liability insurance covering the Grantor, the Trustee and the Beneficiary against claims for bodily injury and death and property damage occurring in, on or about or resulting from the Facility, or any street, drive, sidewalk, curb or passageway adjacent to the Facility, in standard form and with such insurance company or companies and in such amounts as may be acceptable to the Beneficiary in its reasonable judgement, which insurance shall include blanket contractual liability coverage that insures contractual liability under any indemnification of the Trustee or the Beneficiary by the Grantor in the Facility Agreement the Promissory Note, this Deed of Trust or any other Transaction Document (but


                                      -8-                           EXHIBIT C-1
such coverage or the amount of such coverage shall in no way limit such indemnification). In addition to the commercial public liability insurance required by the preceding sentence, the Grantor also shall procure and maintain employer's liability, automobile, personal injury and professional liability coverage in amounts of $1,000,000 primary coverage and $5,000,000 excess coverage.

               (c)   Forms of Policies.  All insurance required under this
                     -----------------
Section 2.10 shall be fully paid for and nonassessable and shall contain such provisions, endorsements and expiration dates, as the Beneficiary shall from time to time reasonably request, and shall be in such form and amounts, and be issued by such insurance companies, as shall be approved by the Beneficiary in its reasonable judgment. Without limiting the generality of the preceding sentence, all such policies shall have endorsed thereon, in form acceptable to the Beneficiary, the New York Standard Mortgagee Clause, or the local equivalent, without contribution, in the name of the Trustee and the Beneficiary, and a waiver of subrogation endorsement. Each such policy shall provide that it will not be cancelled, amended or materially altered (including by reduction in the scope or limits of coverage) without at least thirty days prior notice to the Beneficiary. The Grantor shall deliver, or cause to be delivered, to the Beneficiary (i) duplicate original policies evidencing the insurance required under this Section 2.10, (ii) receipts evidencing payment of all premiums on such policies and (iii) at least thirty days prior to the expiration of each such policy, a duplicate original renewal policy with evidence satisfactory to the Beneficiary of payment of all premiums on such policy. In lieu of the duplicate original policies required by this Section 2.10 to be delivered to the Beneficiary, the Grantor may deliver original certificates from the issuing insurance company or companies, evidencing that such policies are in full force and effect and containing information which, in the Beneficiary's reasonable judgment, is sufficient to allow the Beneficiary to determine whether such policies comply with the requirements of this Section 2.10, the Grantor shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section 2.10, unless endorsed in favor of the Trustee and the Beneficiary in accordance with the requirements of this Deed of Trust and otherwise approved by the Beneficiary in all respects.

               (d)   Transfer of Title.  In the event of foreclosure of this
                     -----------------
Deed of Trust or other transfer of title or assignment of the Mortgaged Property in extinguishment in whole or in part, of the Obligations, all right, title and interest of the Grantor in and to all policies of insurance required under this
Section 2.10 or otherwise then in force with respect to the Mortgaged Property and all proceeds payable thereunder and unearned premiums thereof shall immediately vest in the purchaser or other transferee of the Mortgaged Property.

               (e)   Amounts of Coverage. For the purposes of this
                     -------------------
Section 2.10, the term "full insurable value" shall mean the cost of replacing the improvements and the Personal Property, exclusive of the cost of excavations, foundations, and footings, as determined from time to time (but not less often than once every three years) by the insurance company or companies holding such insurance or by an appraiser, engineer, architect or contractor proposed by the Grantor and approved by said insurance company or companies and the Beneficiary. All deductibles shall be commercially reasonable and, in any event, subject to the prior written approval of the Beneficiary or the Beneficiary's designee.

          2.11   Damage and Destruction.  In the event the Facility is damaged,
                 ----------------------
lost or destroyed, (a) the Grantor promptly shall notify the Beneficiary of such event (b) the Grantor, unless otherwise instructed by the Beneficiary, promptly shall commence and diligently pursue to completion the restoration, replacement or rebuilding of the Facility as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction, regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose or shall be otherwise applied by the Beneficiary as provided in this Deed of Trust,
(c) the Beneficiary may, but shall not be obligated to, make proof of loss

                                      -9-                           EXHIBIT C-1
if not made promptly by the Grantor and settle, adjust or compromise any claims for damage, loss or destruction (and the Grantor hereby authorizes and empowers the Beneficiary to make any such proof of loss, settlement, adjustment or compromise, and the Grantor hereby authorizes and directs each insurance company concerned to make payment for any such damage, loss or destruction directly to the Beneficiary) and (d) the Beneficiary shall have the right to apply the insurance proceeds, first, to reimburse the Trustee and the Beneficiary for all reasonable costs and expenses, including attorneys fees and disbursements, incurred in connection with the collection of such proceeds, and, second, at the option of the Beneficiary, (i) to pay all or any part of the Obligations then due in the order and manner determined by the Beneficiary in its sole discretion, (ii) to cure any then current default under this Deed of Trust, or
(iii) to repair, restore or replace, in whole or in part, the portion of the Facility so damaged, lost or destroyed. Notwithstanding anything in this Deed of Trust or at law or in equity to the contrary, no insurance proceeds that are paid to the Beneficiary as provided in this Deed of Trust shall be deemed trust funds, and the Beneficiary shall be entitled to dispose of such proceeds as provided in this Deed of Trust. The Grantor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Mortgaged Property from any casualty whatsoever, whether or not insurable or insured against.

          2.12  Condemnation.  The Grantor, immediately upon obtaining knowledge
                ------------
of any pending or threatened proceeding for the condemnation of the Facility or of any right of eminent domain, or of any other proceeding arising out of injury or damage to the Facility (including a change in grade of any street), will notify the Beneficiary of the pendency or threat of such proceeding. The Beneficiary may participate in such proceeding, and the Grantor from time to time will execute and deliver to the Beneficiary all instruments requested by the Beneficiary to permit such participation. The Grantor shall diligently prosecute such proceeding, deliver to the Beneficiary copies of all papers served in connection with such proceeding and consult and cooperate with the Beneficiary and the Beneficiary's attorneys and agents in the prosecution and defense of such proceeding; provided that the Grantor shall not settle such
                            --------
proceeding without the prior consent of the Beneficiary. The Grantor hereby assigns to the Beneficiary all proceeds of condemnation awards, all proceeds of sale in lieu of condemnation, and all proceeds of all judgments, decrees and awards for injury or damage to the Mortgaged Property. The Grantor shall execute and deliver such further assignments of such proceeds as the Beneficiary may request and hereby authorizes the Beneficiary to collect and receive any and all such proceeds, to give receipts and acquittances therefor, and to appeal from any such judgment, decree or award. The Beneficiary shall in no event be liable or responsible for any failure to collect, or to exercise diligence in the collection of, any of such proceeds. The Beneficiary shall have the right to apply any such proceeds, first, to reimburse the Trustee and the Beneficiary for all costs and expenses, including reasonable attorneys' fees and disbursements incurred in connection with the proceeding in question or the collection of such proceeds and, second, as provided in Section 2.11 in respect of the application of insurance proceeds held by the Beneficiary. Notwithstanding anything in this Deed of Trust or at law or in equity to the contrary, none of the proceeds that are paid to the Beneficiary as provided in this Section 2.12 shall be deemed trust funds, and the Beneficiary shall be entitled to dispose of such proceeds as provided in this Deed of Trust. Notwithstanding any condemnation, taking or other proceeding that causes injury to or a decrease in value of the Facility (including a change in grade of any street), the Grantor shall continue to pay the Obligations as provided in the Promissory Note.

          2.13  Liens.  The Grantor, without the prior consent of the
                -----
Beneficiary, will not create, assume or suffer to exist any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Mortgaged Property
                                     -- -------
which are not yet due and payable), security interest encumbrance or charge, or conditional sale or other title retention document against or covering the Mortgaged Property, prior to, on a parity with or subordinate to the lien of this Deed of Trust, other than the Permitted Exceptions and other than


                                     -10-                           EXHIBIT C-1
purchase money security interests in personal property (other than replacement fixtures and personal property pursuant to Section 2.06) acquired or held by the Grantor in the ordinary course of business to secure the purchase price of such property so long as no such purchase money security interest shall extend to or cover any property other than the personal property being acquired and so long as the aggregate principal amount of the indebtedness at any one time outstanding secured by the purchase money security interests permitted by this
SECTION 2.13 shall not otherwise be prohibited by the terms of any Transaction Document and shall not exceed the lesser of eighty percent of the cost of such personal property or the then fair value of such personal property. The Grantor will pay, bond or otherwise discharge, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property, or on the rents, proceeds, issues and profits due or to become due and payable under or pursuant to any of the Mortgaged Property. Except as otherwise provided in this Section 2.13, the Beneficiary may withhold its consent to any proposed deed of trust, mortgage, lien, security interest, encumbrance, charge, or conditional sale or other title retention document for no reason or any reason.

          2.14   Taxes and Other Charges.  The Grantor will pay when due, and
                 -----------------------
before any penalty, interest or cost for nonpayment thereof may be added thereto, all taxes, assessments, vault, water and sewer rents, rates, charges and assessments, levies, permits, inspection and license fees and other governmental and quasi-governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, heretofore or hereafter assessed, levied or otherwise imposed against or upon, or which may become a lien upon, the Mortgaged Property or the rents, proceeds, issues and profits due or to become due and payable under or pursuant to the Mortgaged Property or arising in respect of the occupancy, use or possession of the Mortgaged Property. The Grantor will promptly pay all income, franchise and other taxes owing by the Grantor, together with any interest or penalties thereon.

          2.15.  Tax Deposits.  Following any failure by the Grantor to pay when
                 ------------
due any real property tax or personal property tax required to be paid by the Grantor under Section 2.14, and without limiting the obligations of the Grantor under Section 2.14, if required by the Beneficiary, the Grantor, at its sole cost and expense, shall deposit with such service or financial institution as the Beneficiary shall designate, monthly on the first day of each calendar month, one/twelfth of the aggregate annual amount of the real property and personal property taxes required to be paid by the Grantor under SECTION 2.14. In addition, if required by the Beneficiary, the Grantor also shall deposit with such service or financial institution a sum of money which, together with the monthly installments required under the preceding sentence, will be sufficient to make each of the payments of such real property and personal property taxes at least three days before such payments are due. If the amount of any such payments is not ascertainable at the time any such deposit is required to be made pursuant to this Section 2.15, then the deposit shall be made on the basis of the Beneficiary estimate of such amount, and, when such amount is fixed for the then-current year the Grantor promptly shall deposit any deficiency with such service or financial institution. All funds deposited with such service or financial institution pursuant to this Section 2.15, until applied as provided below, shall Constitute additional security for the Obligations, shall be held by such service or financial institution in a separate interest-bearing account and, provided that no Event of Default (as defined below) shall have occurred and be continuing, such funds and any interest earned thereon shall be applied in payment of the amounts of such real property and personal property taxes prior to their becoming delinquent to the extent that such service or financial institution shall have such funds on hand; provided that neither the Beneficiary
                                           --------
nor such service or financial Institution shall have any obligation to use such funds to pay any installment of such real property or personal property taxes prior to the last day on which payment thereof may be made without penalty or interest. The Grantor shall be responsible for furnishing to the Beneficiary bills or invoices for such real property and personal property taxes in sufficient time to pay

                                     -11-                           EXHIBIT C-1
the same before any penalty or interest attaches, and neither the Beneficiary nor such service or financial institution shall have any responsibility (for payment of such real property or personal property taxes in the absence of such bills or invoices. If an Event of Default shall have occurred and be continuing, or if the Obligations shall be accelerated as provided in this Deed of Trust or the Promissory Note, then all funds deposited with such service or financial institution under this SECTION 2.15 and any interest earned thereon, at the Beneficiary's option, may be applied to the Obligations in the order and manner determined by the Beneficiary or to cure such Event of Default or otherwise as provided in this SECTION 2.15. Upon an assignment or other transfer of this Deed of Trust the Beneficiary shall thereupon be completely released from all liability with respect to such deposits, and the Grantor or the owner of the Mortgaged Property shall look solely to such service or financial institution or the assignee or transferee with respect to such deposits. The preceding sentence shall apply to each transfer of such deposits to a new assignee or transferee. A permissible transfer of record title to the Facility automatically shall transfer to the new owner the beneficial interest in any deposits made under this SECTION 2.15. Upon full payment and satisfaction of this Deed of Trust or, at the Beneficiary's option, at any prior time, the balance of deposited amounts and any interest earned thereon in the possession of such service or financial institution shall be paid over to the record owner of the Facility, and no other person shall have any right or claim to such deposited amounts or interest in any event.

          2.16  Inspection.  Upon reasonable notice from the Beneficiary or the
                ----------
Trustee to the Grantor, the Grantor will allow the Trustee or the Beneficiary or its authorized representatives, at all reasonable times, to enter upon and inspect the Mortgaged Property and the books and records with respect to the operations of the Mortgaged Property.

          2.17  Maintenance of Records.  The Grantor shall keep and maintain
                ----------------------
complete and accurate books and records in accordance with sound accounting principles with respect to all operations of or transactions involving the Mortgaged Property.

          2.18  Grantor's Certificates.  The Grantor, within ten days after
                ----------------------
request by the Beneficiary, shall furnish to the Beneficiary a written statement, duly acknowledged, certifying to the Beneficiary and/or any proposed assignee of this Deed of Trust as to (a) the amount of the Obligations then owing, (b) the terms of payment and maturity date of the Obligations, (c) the date to which interest has been paid under the Promissory Note and (d) whether any offsets or defenses exist against the Obligations and, if any are alleged to exist, a detailed description thereof.

          2.19  Prepayments; Release Premium.  So long as no Event of Default
                ----------------------------
shall have occurred and be continuing, the Grantor may prepay the unpaid principal amount of the Promissory Note, in whole or in part, plus accrued interest to the date of such prepayment on the principal amount prepaid, plus any late charges then payable under the Promissory Note, plus any costs and expenses then payable by the Grantor under the Promissory Note; provided that
                                                                --------
each partial prepayment shall be in a principal amount of not less than Five Thousand and No/100 Dollars ($5,000.00); provided, further that upon prepayment
                                         --------  -------
in whole of the unpaid principal amount of the Promissory Note plus accrued interest to the date of such prepayment plus the amount of any late charges then payable under the Promissory Note plus any costs and expenses then payable by the Grantor under the Promissory Note, the Grantor shall pay to First Healthcare a release premium (the "Release Premium") in an amount determined at the date of such prepayment equal to five percent of the amount of the Purchase Price Balance that would then have been outstanding if the Purchase Price Balance had ben timely paid in accordance with the regularly scheduled required installment payments provided for in the Promissory Note without regard to any prepayments made in respect of the Promissory Note. The Release Premium shall be applied first to any costs and expenses then payable by the Grantor or any Affiliate under any Related Promissory Note (as defined below), second to any late charges then payable under any Related Promissory Note, and then to the principal of any Related Promissory Note

                                     -12-                           EXHIBIT C-1
and accrued interest thereon as agreed to by the Grantor and First Healthcare, or, if the Grantor and First Healthcare cannot agree, then to such principal and accrued interest determined by the Grantor in its sole discretion as to fifty percent of the Release Premium and in the order and to such principal and accrued interest determined by First Healthcare in its sole discretion as to fifty percent of the Release Premium. Each partial prepayment shall be applied first to any costs and expenses then payable by the Grantor under the Promissory Note, second to any late charges then payable under the Promissory Note, third to interest then accrued, and then to the principal installments under the Promissory Note in the inverse order of their maturities without deferral or limitation of the intervening installments of principal or interest. For the purposes of this Deed of Trust, the term "Related Promissory Note" means any of the promissory notes made by one or more of the persons listed or otherwise described in SCHEDULE C (the persons listed or otherwise described in SCHEDULE C being sometimes referred to in this Deed of Trust individually as an "Affiliate" and collectively as the "Affiliates") to the order of First Healthcare and evidencing the obligation of such Affiliate or Affiliates to pay a portion of the purchase price for the properties (real, personal and mixed) that are the subject of the Facility Agreement.

          2.20  Reporting Requirements.  So long as the Promissory Note shall
                ----------------------
remain unpaid, the Grantor shall furnish to the Beneficiary:

                (a) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default continuing on the date of such statement, a statement of the chief financial officer of the general partner in the Grantor setting forth details of such Event of Default or event and the action which the Grantor has taken and proposes to take with respect thereto;

                (b) as soon as available and in any event within sixty days alter the end of each of the first three quarters of each fiscal year of the Grantor, a balance sheet of the Grantor as of the end of such quarter and statements of income and expense and of cash flow of the Grantor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certIfied (subject to year-end audit adjustments) by the chief financial officer of the general partner in the Grantor as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial condition of the Grantor as of the respective dates of such financial statements and the results of the operations of the Grantor for the periods ended on such dates, together with a certificate of said officer stating that no Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default has occurred and is continuing or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Grantor has taken and proposes to take with respect thereto;

               (c) as soon as available and in any event within sixty days after the end of each quarter of each fiscal year of the Grantor, a balance sheet for the Facility as of the end of such quarter and statements of income and expense and of cash flow for the Facility for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the general partner in the Grantor as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial condition of the Facility as of the respective dates of such financial statements and the results of the operations of the Facility for the periods ended on such dates;

                                     -13-                           EXHIBIT C-1

               (d) as soon as available and in any event within one-hundred twenty days after the end of each fiscal year of the Grantor, a balance sheet of the Grantor as of the end of such fiscal year and statements of income and expense and of cash flow of the Grantor for such fiscal year, accompanied by a report and an opinion of independent certified public accountants of recognized standing or, if such report and opinion are not available, duly certified by the chief financial officer of the general partner in the Grantor as having been prepared in accordance with generally accepted accounting principles and practices consistently applied and as fairly presenting the financial condition of the Grantor as of the end of such fiscal year and the results of the operations of the Grantor for such fiscal year;

               (e) as soon as available and in any event within ninety days alter the end of each fiscal year of the Grantor, a certificate of the chief financial officer of the general partner in the Grantor stating that no Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Grantor has taken and proposes to take with respect thereto;

               (f) as soon as available and in any event within sixty days after the end of each quarter of each fiscal year of the Grantor, detailed operational statistics for the Facility pertaining to occupancy rates, patient or resident mix and patient or resident rates by type for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

               (g) promptly and in any event within thirty days after the sending or filing thereof, copies of all cost reports (including all cost reports filed pursuant to Titles XVIII and XIX of the Social Security Act, as amended) and all amendments thereto required to be flied with any governmental or regulatory authority in respect of the Facility, in each case duly certified by an authorized officer of the general partner in the Grantor as being accurate and complete and as having been prepared in accordance with applicable governmental and regulatory requirements;

               (h) promptly and in any event within thirty days after receipt thereof by the Grantor, a copy of each survey prepared by any governmental or regulatory authority with respect to the Facility, together with a copy of any related plan of correction;

               (i) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Grantor sends to its partners, and copies of all regular, periodic and special reports, and all registration statements, that the Grantor files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; and

               (j) such other information respecting the business, properties, operations or condition (financial or otherwise) of the Grantor and the Affiliates as the Beneficiary may from time to time reasonably request, in each case certified by an appropriate officer of the general partner in the Grantor.

                                  ARTICLE III
                      Assignment of Rents and Other Sums
                      ----------------------------------

          3.01  Assignment. The Grantor hereby bargains, sells, assigns,
                ----------
transfers and sets over to the Beneficiary, absolutely and not as additional security for the payment of the Obligations, all rents, proceeds, issues and profits due and to become due and payable under or pursuant to or to be derived from the Mortgaged Property, or the use and occupation of the Mortgaged Property, including


                                     -14-                           EXHIBIT C-1
all rents, royalties, revenues, rights, deposits (including security deposits) and benefits accruing to the Grantor under all leases and all other contracts and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) now or hereafter covering the Mortgaged Property, whether before or after foreclosure or during the full period of redemption, if any, and the right to receive the same and apply them against the Obligations or against the Grantor's other obligations under this Deed of Trust, together with all contracts, bonds, leases and other documents and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) evidencing the same now or hereafter in effect and all rights of the Grantor thereunder. Nothing contained in the preceding sentence shall be construed to bind the Beneficiary to the performance of any of the provisions of any such contract, bond, lease or other document or agreement or otherwise to impose any obligation upon the Beneficiary (including any liability under a covenant of quiet enjoyment contained in any lease or under applicable law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been foreclosed of all right, title and interest and all equity of redemption in the Mortgaged Property), except that the Beneficiary shall be accountable for any money actually received by the Beneficiary pursuant to such assignment The assignment of said rents, proceeds, issues and profits, and of the aforesaid rights with respect thereto and to the contracts, bonds, leases and other documents and agreements evidencing the same is intended to be and is an absolute present assignment from the Grantor to the Beneficiary and not merely the passing of a security interest. The Grantor will, as and when requested from time to time by the Beneficiary, execute, acknowledge and deliver to the Beneficiary, in form approved by the Beneficiary, one or more general or specific assignments of the lessor's interest under any lease, contract or agreement (including any patient care agreement, life care contract, admission agreement and other contract or agreement with any resident, patient or other person pertaining to the care of residents or patients) now or hereafter affecting the Mortgaged Property. Notwithstanding any provision in this Section 3.01 or elsewhere in this Deed of Trust to the contrary, this Deed of Trust shall not be construed to constitute an assignment of any patient accounts or any other accounts constituting any right of the Grantor to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

          3.02  Right to Collect.  So long as there shall exist no Event of
                ----------------
Default, and except as otherwise expressly provided in this Deed of Trust, the Grantor shall have the right and license to collect, as the same shall accrue, the rents, proceeds, issues and profits due and to become due and payable under or pursuant to or to be derived from the Mortgaged Property or the use and occupation of the Mortgaged Property. The Grantor agrees to hold the same in trust and to use the same in payment of the Obligations, taxes, assessments, levies, fees, charges and insurance premiums payable under this Deed of Trust and all other charges on or against the Mortgaged Property.

          3.03  Revocation of Right to Collect; Etc.  Upon the occurrence of any
                -----------------------------------
Event of Default, (i) the right and license set forth in Section 3.02 may be revoked by the Beneficiary, and thereafter the Trustee or the Beneficiary shall have the right and authority to exercise any of the rights or remedies referred to or set forth in Article VI and (ii) the Grantor shall promptly pay to the Trustee or the Beneficiary (A) all prepayments and security or other deposits paid to the Grantor pursuant to any contract, bond, lease or other document or agreement assigned under this Deed of Trust and (B) all charges for services or facilities or for escalation which were paid pursuant to any such contract, bond, lease or other document or agreement to the extent allocable to any period from and after the occurrence of such Event of Default. If the Grantor is not required by this Deed of Trust to surrender possession of the Mortgaged Property upon the occurrence of an Event of Default, then the Grantor shall pay monthly in advance to the Trustee or the Beneficiary, on the entry by the Trustee or the Beneficiary into possession pursuant to Article VI, or to any receiver appointed to collect said rents,

                                     -15-                           EXHIBIT C-1
proceeds, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or such part thereof as may be in the possession of the Grantor. Upon a default in any such payment, the Grantor will vacate and surrender such possession to the Trustee, the Beneficiary or such receiver and, upon a default in vacating and surrendering the same, may be evicted by summary or any other available proceedings.

                                   ARTICLE IV
                   Additional Advances; Expenses; Indemnity
                   ----------------------------------------

          4.01  Additional Advances and Disbursements.  The Grantor agrees that,
                -------------------------------------
if the Grantor fails to pay or perform any obligation of the Grantor under this Deed of Trust (including the obligation to procure and maintain the insurance at the limits of coverage required by Section 2.10), then the Trustee or the Beneficiary shall have the right, but not the obligation, in the Grantor's name or otherwise, and without notice to the Grantor, to pay or perform, or to cause the payment or performance of, such obligation and, for such purpose, the Grantor expressly grants to the Trustee and the Beneficiary, in addition and without prejudice to any other rights and remedies under this Deed of Trust the right to enter upon and take possession of the Mortgaged Property to such extent and as often as the Trustee or the Beneficiary may deem necessary or desirable to prevent or remedy any failure by the Grantor to pay or perform such obligation. No such payment or performance by the Trustee or the Beneficiary shall be deemed to have cured such default by the Grantor or any Event of Default with respect thereto. All sums so paid, and all expenses incurred, by the Trustee or the Beneficiary in connection with such payment or performance shall be deemed obligations owing by the Grantor to the Trustee or the Beneficiary and shall bear interest, from the date paid or incurred until repaid, at the Default Rate provided for in the Promissory Note. The amount of all such payments and expenses, and all such interest thereon, shall be part of the Obligations and shall be secured by this Deed of Trust. This Deed of Trust secures future advances or future obligations. This Deed of Trust is governed by the provisions of Section 443.055 of the Revised Statutes of Missouri. The total amount of the Obligations that may be secured by this Deed of Trust is $[_______________].

          4.02  Other Expenses. The Grantor, on demand, will pay or reimburse
                --------------
the Trustee or the Beneficiary for the payment of, any costs or expenses (including reasonable attorneys' fees and disbursements) incurred or expended in connection with or incidental to (a) any Event of Default or (b) the exercise or enforcement by or on behalf of the Trustee or the Beneficiary of any of its rights or remedies or the Grantor's obligations under any Transaction Document.

          4.03  Indemnity. The Grantor agrees to indemnify and hold harmless the
                ---------
Trustee and the Beneficiary from and against any and all claims, demands, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses (including reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against the Trustee or the Beneficiary by reason or on account of, or in connection with, (a) any Event of Default, (b) the exercise by the Trustee or the Beneficiary of any of its rights and remedies, or the performance of any of its duties, under this Deed of Trust or (c) any accident, injury, death or damage to any person (including any employee of the Grantor) or property occurring in, on or about the Facility or any street, drive, sidewalk, curb or passageway adjacent to the Facility, but excepting claims, demands, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses resulting from the willful misconduct or gross negligence of the Trustee or the Beneficiary. Any amount payable to the Trustee or the Beneficiary under this Section 4.03 shall be deemed a demand obligation, shall be part of the Obligations and shall be secured by this Deed of Trust.



                                     -16-                           EXHIBIT C-1

                                   ARTICLE V
                      Transfer of the Mortgaged Property
                      ----------------------------------

          5.01  Transfer of the Mortgaged Property.  The Grantor acknowledges
                ----------------------------------
that the continuous ownership of the Mortgaged Property by the Grantor is of a material nature to the transaction contemplated by, and the Beneficiary's agreement to create the Obligations under, the Transaction Documents. The Grantor agrees that, except as otherwise provided in any Transaction Document, the Grantor will not, directly or indirectly, sell, grant, convey, assign or otherwise transfer (collectively, a "transfer"), or permit any transfer of, the Mortgaged Property or any legal or beneficial interest in the Mortgaged Property, by operation of law or otherwise, without the prior consent of the Beneficiary. For the purposes of this Deed of Trust, but without limiting the foregoing, a transfer of the legal or beneficial ownership, directly or indirectly, of thirty-three percent or more of the issued and outstanding stock of any class of stock of any corporate general pate in the Grantor, substantially all of the assets of the Grantor or thirty-three percent or more of the capital or profits of the Grantor or of any general partner in the Grantor, shall be deemed a transfer of the Mortgaged Property or an interest in the Mortgaged Property; provided that a transfer of the legal or beneficial
                        --------
ownership of thirty-three percent or more of the issued and outstanding stock of any class of stock of any corporate general partner in the Grantor or thirty-three percent or more of the capital or profits of the Grantor or of any general partner in the Grantor shall not be deemed a transfer of the Mortgaged Property or an interest in the Mortgaged Property if such transfer is to any Affiliate, to Don G. Angell, to Daniel D. Mosca, to any heir or devisee of Don G. Angel or Daniel D. Mosca or to the trustee of any living trust of Don G. Angel or Daniel
D. Mosca Upon the occurrence of any transfer of the Mortgaged Property or any legal or beneficial interest in the Mortgaged Property, by operation of law or otherwise, without the prior consent of the Beneficiary, the Beneficiary may elect to declare the Obligations, together with any other sums secured by this Deed of Trust, immediately due and payable. The Beneficiary may withhold its consent to any proposed transfer for no reason or any reason, including the failure of the prospective transferee of the Mortgaged Property to reach an agreement in writing with the Beneficiary increasing the interest payable on the Obligations to such rate as the Beneficiary shall request Any transfer or attempted transfer contrary to the provisions of this Article V shall be void.

                                  ARTICLE VI
                             Defaults and Remedies
                             ---------------------

          6.01  Events of Default.  The term "Event of Default" shall mean the
                -----------------
occurrence of any of the following events:

                (a) The Grantor shall fail to pay any principal of, or interest on, the Promissory Note within ten days alter the same becomes due and payable; or

                (b) The Grantor shall fail to pay any of the other Obligations (whether for principal, interest, premiums, fees, expenses or otherwise) when and as the same become due and payable, whether on any stated due date, at maturity or upon acceleration, and such failure shall remain unremedied for ten days after written notice of such failure shall have been given to the Grantor by the Beneficiary; or

                (c) Any representation or warranty made by the Grantor (or any general partner in the Grantor or any officers of any general partner in the Grantor) under or in connection with any Transaction Document shall prove to have been incorrect in any material respect when made; or

                (d) The Grantor shall fail at any time to obtain, provide, maintain or keep in force the insurance policies required by Section 2,10; or



                                     -17-                           EXHIBIT C-1

                (e) The Grantor shall fail to perform or observe any other provision contained in any Transaction Document on the Grantor's part to be performed or observed if such failure shall remain unremedied beyond the applicable grace period for such provision or, if no such grace period is applicable, if such failure shall remain unremedied for thirty days after written notice of such failure shall have been given to the Grantor by the Beneficiary; or

                (f) The Grantor shall fail to pay any principal of or premium or interest on any indebtedness (but excluding indebtedness evidenced by the Promissory Note) of the Grantor in an aggregate principal amount of at least $100,000 at any one time outstanding, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                (g) The Grantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Grantor seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Grantor shall take any action to authorize any of the actions set forth above in this subsection (g); or

                (h) Any judgment or order for the payment of money in excess of $250,000 shall be rendered against the Grantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                (i)  Any of the events referred to in subsections (f) through
(h) of this Section 6.01 shall occur with respect to any Guarantor (such term being used in this Deed of Trust as such term is defined in the Facility Agreement) and, for the purposes of this subsection (i), each reference to "the Grantor" in subsections (f) through (h) above shall mean and be a reference to "any Guarantor", the reference to "$100,000" in subsection (f) above shall mean and be a reference to "$1,000,000", and the reference to "$250.000" in subsection (h) above shall mean and be a reference to "$1,000,000"; or

                (j)  Any of the events referred to in subsections (f) through
(h) of this Section 6.01 shall occur with respect to any general partner in the Grantor and, for the purposes of

                                     -18-                           EXHIBIT C-1
this subsection (j), each reference to "the Grantor" in subsections (f) through
(h) above shall mean and be a reference to "any general partner in the Grantor"; or

                (k) Any other Transaction Document to which the Grantor is a party, after delivery of this Deed of Trust or such other Transaction Document to the Beneficiary, shall for any reason cease to be valid and binding on the Grantor, or the Grantor shalL so state in writing; or

                (l) The Mortgaged Property or any interest in the Mortgaged Property shall be the subject of a 'transfer,' as that term is defined in
SECTION 5.01; or

                (m) The Grantor shall abandon the Mortgaged Property or shall cease to do business or shall terminate its business for any reason whatsoever: or

                (n) The Mortgaged Property shall be taken, attached or sequestered on execution or other process of law in any action against the Grantor; or

                (o) Any event shall occur or condition shall exist which constitutes a default by the Grantor under any lease or agreement to lease between the Grantor, as lessee or sublessee, and the Beneficiary or any subsidiary or affiliate of the Beneficiary, as lessor or sublessor, in respect of real or personal property, and such event or condition shall continue after the applicable grace period, if any, specified in such lease or agreement to lease; or

                (p) Any event shall occur or condition shall exist which constitutes a default by any Affiliate under any purchase or sale agreement lease or agreement to lease, promissory note, mortgage, deed of trust or other instrument or agreement between such Affiliate and the Beneficiary, or any subsidiary or affiliate of the Beneficiary, and such event or condition shall continue after the applicable grace period, if any, specified in such instrument or agreement.

          6.02  Remedies.  Upon the occurrence of any one or more Events of
                --------
Default, the Trustee or the Beneficiary may (but shall not be obligated to), in addition to any rights or remedies available to it under any Transaction Document take such action personally or by its agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived by the Grantor), as the Trustee or the Beneficiary deems necessary or advisable to protect and enforce its rights and remedies against the Grantor and in and to the Mortgaged Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Trustee or the Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting any other rights or remedies of the Trustee or the Beneficiary:

                (a) Declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest and any premium thereon and all other such sums secured by this Deed of Trust) to be immediately due and payable, and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment demand, protest or further notice of any kind, all of which are hereby expressly waived by the Grantor, anything in this Deed of Trust or any other Transaction Document to the contrary notwithstanding; provided that in
                                                                --------
the event of an actual or deemed entry of an order for relief with respect to the Grantor or any guarantor referred to in subsection (i) of Section 6.01 or any general partner in the Grantor under the United States Bankruptcy Code, as amended, or under any present or future law or statute of the United States of America or of any state or other jurisdiction thereof relevant to bankruptcy, insolvency or other relief of debtors, the entire unpaid balance of the Obligations automatically shall become and be immediately due and payable, without presentment,


                                     -19-                           EXHIBIT C-1
demand, protest or further notice of any kind, all of which are hereby expressly waived by the Grantor, anything in this Deed of Trust or any other Transaction Document to the contrary notwithstanding; or

                (b) Institute a proceeding or proceedings for the complete foreclosure of this Deed of Trust under any applicable provision of law; or

                (c) Institute a proceeding or proceedings for the partial foreclosure of this Deed of Trust under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien of this Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

                (d) To the extent permitted by applicable law, sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of the Grantor in the Mortgaged Property, and all rights of redemption of the Mortgaged Property, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Mortgaged Property to be real property for purposes of such sale or sales), and at such time and place and upon such terms as the Trustee or the Beneficiary may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

                (e) Institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in this Deed of Trust or any other Transaction Document; or

                (f) Sue and recover a judgment on the Obligations, as the same become due and payable, or on account of any Event of Default; or

                (g) Apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Mortgaged Property, to be invested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of the Grantor or any other person liable for the payment of the Obligations, and the Grantor and each other person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment; or

                (h) Enter upon the Mortgaged Property, and exclude the Grantor and the Grantor's agents and servants wholly from the Mortgaged Property, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating to the Mortgaged Property, and the Grantor agrees to surrender possession of the Mortgaged Property and of such books, records and accounts to the Trustee or the Beneficiary on demand after the occurrence of any Event of Default; and the Trustee or the Beneficiary may use, operate, manage, preserve, control and otherwise deal with the Mortgaged Property and such books, records and accounts and may conduct the business of the Facility, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from the Grantor; and upon each such entry, and from time to time thereafter, the Trustee or the Beneficiary, at the expense of the Grantor and the Mortgaged Property, without interference by the Grantor, may (i) maintain and restore the Mortgaged Property by purchase, repair or construction, (ii) insure or reinsure the Mortgaged Property, (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Mortgaged Property, (iv) complete the construction of the improvements and, in the course of such completion, make such changes in the contemplated or completed

                                     -20-                           EXHIBIT C-1
improvements as the Trustee or the Beneficiary may deem advisable and (v) in every such case in connection with the foregoing have the right to exercise all rights and powers of the Grantor with respect to the Mortgaged Property, either in the Grantor's name or otherwise, including the right to make, cancel, enforce or modify leases and subleases, obtain and evict tenants and subtenants on such terms as the Trustee or the Beneficiary shall deem advisable; or

                (i) With or without the entrance upon or taking possession of the Mortgaged Property, collect and receive all rents, proceeds, issues and profits due and to become due and payable under or pursuant to or derived from the Mortgaged Property, and after deducting therefrom all costs and expenses of every character incurred by the Trustee or the Beneficiary in collecting the same and in using, operating, managing, preserving and controlling the Mortgaged Property, and otherwise in exercising the rights of the Trustee or the Beneficiary under subsection (h) of this Section 6.02, including all amounts necessary to pay taxes, assessments, levies, fees, insurance premiums and other charges in connection with the Mortgaged Property, as well as reasonable compensation for the services of the Trustee, the Beneficiary and their respective attorneys, agents and employees, apply the remainder as provided in
Section 6.05; or

                (j) Release any portion of the Mortgaged Property for such consideration as the Trustee or the Beneficiary may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by the Trustee or the Beneficiary for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as the Trustee or the Beneficiary may require without being accountable for so doing to any other lienor; or

                (k) Take all actions permitted under the Uniform Commercial Code of the jurisdiction in which the Facility is located; or

                (l) Take any other action, or pursue any other right or remedy, as the Trustee or the Beneficiary may have under applicable law, and the Grantor does hereby grant the same to the Trustee and the Beneficiary.

In the event that the Trustee or the Beneficiary shall exercise any of the rights or remedies set forth in subsections (h) and (i) of this Section 6.02, neither the Trustee nor the Beneficiary shall be deemed to have entered upon or taken possession of the Mortgaged Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall the Trustee or the Beneficiary be deemed a mortgagee in possession by reason of such entry or taking possession. Neither the Trustee nor the Beneficiary will be liable to account for any action taken pursuant to any such exercise other than for rents and payments on patient accounts actually received by the Trustee or the Beneficiary, nor liable for any loss sustained by the Grantor resulting from any failure to let the Mortgaged Property, or from any other act or omission of the Trustee or the Beneficiary except to the extent such loss is caused by the willful misconduct or bad faith of the Trustee or the Beneficiary. The Grantor hereby consents to, ratifies and confirms the exercise by either the Trustee or the Beneficiary of said rights and remedies, and appoints each of the Trustee and the Beneficiary as the Grantor's attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, for such purposes.

          6.03  Expenses.  In any proceeding to foreclose this Deed of Trust or
                --------
to enforce any other remedy of the Trustee or the Beneficiary under this Deed of Trust or any other Transaction Document, there shall be allowed and included as an addition to and a part of the Obligations in the


                                     -21-                           EXHIBIT C-1
decree for sale or other judgment or decree all expenditures and expenses (including reasonable attorneys' fees and disbursements) which may be paid or incurred in connection with the exercise by the Trustee or the Beneficiary of any of its rights and remedies provided or referred to in SECTION 6.02 and the same shall be secured by this Deed of Trust.

          6.04  Rights Pertaining to Sales.  The following provisions shall
                --------------------------
apply to any sale or sales of the Mortgaged Property under or by virtue of this
ARTICLE VI:

                (a) The Beneficiary or the Trustee may conduct any number of sales from time to time. The power of sale set forth in Section 6.02(d) shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in the opinion of the Trustee or the Beneficiary, until the Obligations shall have been paid in full.

                (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

                (c) After each sale, the Trustee shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of the Grantor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as provided in this Deed of Trust. The Trustee is hereby appointed the true and lawful attorney-fact of the Grantor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in the Grantor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment transfer and delivery, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, the Grantor, if requested by the Trustee, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee or the Beneficiary, for the purposes designated in such request.

                (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this Section 6.04 given by the Trustee or the Beneficiary as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to the Beneficiary having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee, or as to the appointment of any substitute or successor Trustee, or as to any other act or thing having been duly done by the Trustee or the Beneficiary, shall be taken as prima facie evidence of the truth of the
                                   ----- -----
facts so stated and recited. The Trustee or the Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale.

                (e) The receipt of the Trustee or the Beneficiary for the purchase money paid at any such sale, or the receipt of any other person authorized to give the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Deed of Trust or, in any manner whatsoever, be answerable for any loss,


                                     -22-                           EXHIBIT C-1
misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Grantor and any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Grantor to the fullest extent permitted by applicable law.

                (g) Upon any such sale or sales, the Beneficiary may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding under this Deed of Trust and any other sums which the Trustee or the Beneficiary is authorized to deduct under the terms of this Deed of Trust, to the extent necessary to satisfy such bid.

                (h) In the event that the Grantor, or any person claiming by, through or under the Grantor, shall transfer or refuse or fail to surrender possession of the Mortgaged Property after any sale of the Mortgaged Property, then the Grantor or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and detainer proceedings, or subject to any other right or remedy available under this Deed of Trust or under applicable law.

                (i) Upon any such sale, the Trustee, the Beneficiary or any public officer acting under execution or order of court shall not be required to have present or constructively in its possession any or all of the Mortgaged Property.

                (j) In the event of any sale referred to in this SECTION 6.04, all of the Obligations, if not previously due and payable, immediately thereupon shall become due and payable, notwithstanding anything to the contrary contained in this Deed of Trust or any other Transaction Document

                (k) In the event a foreclosure under this Deed of Trust shall be commenced by the Trustee, the Trustee or the Beneficiary may, at any time before the sale of the Mortgaged Property, abandon or direct the Trustee to abandon the sale, and may institute suit for the collection of the Obligations and for the foreclosure of this Deed of Trust, or in the event that the Trustee or the Beneficiary should institute a suit for collection of the Obligations, and for the foreclosure of this Deed of Trust, the Beneficiary may at any time before the entry of final judgment in said suit dismiss the same and require the Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

          6.05  Application of Proceeds.  The purchase money, proceeds or avails
                -----------------------
of any sale referred to in Section 6.04, together with any other sums that may be held by the Trustee or the Beneficiary under this ARTICLE VI or any other provision of this Deed of Trust, except as expressly provided in this Deed of Trust or under applicable law to the contrary, shall be applied as follows:

                First:  To the payment of the costs and expenses of any such
                -----
sale, including compensation to the Trustee, the Beneficiary and their agents and counsel, and of any judicial proceeding in which such sale may be made, and of all expenses (including reasonable attorneys' fees and disbursements), liabilities and advances made or incurred by the Trustee or the Beneficiary under this Deed of Trust, together with interest thereon as provided in this Deed of Trust, and all taxes,

                                     -23-                           EXHIBIT C-1
assessments and other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

                Second:  To the payment in full of the Obligations (including
                ------
principal, interest, premium and fees in such order as the Beneficiary may elect).

                Third:  To the payment of any other sums secured by this Deed
                -----
of Trust or required to be paid by the Grantor pursuant to any provision of this Deed of Trust or any other Transaction Document.

                Fourth:  To the extent permitted by applicable law, to be set
                ------
aside by the Trustee or the Beneficiary as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First through Third above to the Trustee or the Beneficiary, arising out of an
-----         -----
obligation or liability with respect to which the Grantor has agreed to indemnify the Trustee or the Beneficiary, but which sums are not yet due and payable or liquidated.

                Fifth:  To the payment of the surplus, if, any, to whomsoever
                -----
may be lawfully entitled to receive the same.

          6.06  Additional Provisions as to Remedies.
                ------------------------------------

                (a) No right or remedy of the Trustee or the Beneficiary under this Deed of Trust is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in additIon to every other right or remedy given under this Deed of Trust or any other Transaction Document or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary.

                (b) No delay or omission by the Trustee or the Beneficiary to exercise any right or remedy under this Deed of Trust upon an Event of Default shall impair such exercise, or be construed to be a waiver of any such Event of Default or an acquiescence in any such Event of Default.

                (c) The failure, refusal or waiver by the Trustee or the Beneficiary of its right to assert any right or remedy under this Deed of Trust upon any Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent Event of Default or other occurrence.

                (d) Neither the Trustee nor the Beneficiary shall have any obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies under this Deed of Trust or any other Transaction Document.

                (e) The Trustee and the Beneficiary may resort to any security given by this Deed of Trust or any other security now given or hereafter existing to secure the Obligations, in whole or in part in such portions and in such order as the Trustee or the Beneficiary may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted under this Deed of Trust.

                (f) Acceptance of any payment after the occurrence of an Event of Default shall not be deemed a waiver or a cure of such Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.


                                     -24-                           EXHIBIT C-1

                (g) In the event that the Trustee or the Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then the Grantor, the Trustee and the Beneficiary shall be restored to their former positions and rights under this Deed of Trust with respect to the Mortgaged Property, subject to the lien and security interest of this Deed of Trust.

          6.07  Waiver of Rights and Defenses.  To the full extent the Grantor
                -----------------------------
may do so, the Grantor agrees with the Beneficiary as follows:

                (a) The Grantor will not at any time insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium or redemption, or of any statute of limitations, and the Grantor, for itself and its successors and assigns, and for any and all persons ever claiming an interest in the Mortgaged Property, hereby waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, and all rights to a marshaling of the assets of the Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation, in the event of foreclosure of the lien and security interest created under this Deed of Trust.

                (b) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Beneficiary may release any person at any time liable for the payment of the Obligations or any portion of the Obligations or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of this Deed of Trust and/or any other Transaction Document, including a modification of the interest rate payable on the principal balance of the Promissory Note, without in any manner impairing or affecting this Deed of Trust or the lien and security interest of this Deed of Trust or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. The Beneficiary may resort for the payment of the Obligations to any other security held by the Beneficiary in such order and manner as the Beneficiary, in its discretion, may elect. The Beneficiary may take action to recover all or any portion of the Obligations or to enforce any covenant in this Deed of Trust or any other Transaction Document without prejudice to the right of the Beneficiary thereafter to foreclose this Deed of Trust.

                                  ARTICLE VII
                     Defeasance; Provisions as to Trustee
                     ------------------------------------

          7.01  Defeasance.  If the Obligations shall be paid in full as they
                ----------
become due and payable, then and (subject to Section 7.02) in that event only all rights under this Deed of Trust shall terminate and the Mortgaged Property shall become wholly released and cleared of the lien, security interest, conveyance and assignment evidenced by this Deed of Trust. In such event, the Beneficiary, at the request and the sole cost and expense of the Grantor, shall promptly deliver to the Grantor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the lien, security interest, conveyance and assignment evidenced by this Deed of Trust; provided that nothing
                                                           --------
in this Section 7.01 shall be construed to require the Grantor to pay any attorneys' fees or expenses incurred by the Beneficiary in connection with the preparation and delivery of such documents.

          7.02  Reconveyance.  If the entire unpaid principal amount of the
                ------------
Promissory Note shall be prepaid and all of the other Obligations and the Release Premium shall be paid pursuant to Section 2.19. then all rights under this Deed of Trust shall terminate and the Mortgaged Property shall

                                     -25-                           EXHIBIT C-1
become wholly released and cleared of the lien, security interest, conveyance and assignment evidenced by this Deed of Trust. In such event, the Beneficiary and the Trustee, at the request of the Grantor, shall promptly deliver to the Grantor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the lien, security interest, conveyance and assignment evidenced by this Deed of Trust; provided that nothing in this
                                            --------
Section 7.02 shall be construed to require the Grantor to pay any attorneys' fees or expenses incurred by the Beneficiary or the Trustee in connection with the preparation and delivery of such documents.

          7.03  Trustee's Resignation.  The Trustee may resign by an instrument
                ---------------------
in writing addressed to the Beneficiary, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Beneficiary. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the Trustee named in this Deed of Trust or instead of any substitute or successor Trustee, then the Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without other formality than appointment and designation in writing executed by the Beneficiary and recorded in the real estate records of the county where the Mortgaged Property is located, and the authority conferred by this Section 7.03 shall extend to the appointment of other successor and substitute Trustees successively until the Obligations have been paid in full or until the Mortgaged Property is sold under this Deed of Trust. Such appointment and designation by the Beneficiary shall be full evidence of the right and authority to make the same and of all facts therein recited. Any such appointment executed on behalf of the Beneficiary by an officer of the Beneficiary shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the Beneficiary. Upon the making of such appointment and designation, all of the estate and title of the Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee, and the named successor or substitute Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties conferred upon the Trustee in this Deed of Trust. Upon the written request of the Beneficiary or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties conferred upon the Trustee in this Deed of Trust, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee under this Deed of Trust to said successor or substitute Trustee. All references in this Deed of Trust to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as provided in this Deed of Trust) from time to time acting under this Deed of Trust The Grantor hereby ratifies and confirms any and all acts which the Trustee or its successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue of this Deed of Trust.

          7.04  Exculpation.  The Trustee shall not be liable for any error of
                -----------
judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee under this Deed of Trust, believed by the Trustee in good faith to be genuine. All moneys received by the Trustee, until used or applied as provided in this Deed of Trust, shall be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any moneys received by it under this Deed of Trust.


                                     -26-                           EXHIBIT C-1

                                 ARTICLE VIII
                             Additional Provisions
                             ---------------------

          8.01  Construction of Certain provisions. The following rules of
                ----------------------------------
construction shall be applicable for all purposes of this Deed of Trust:

                (a) All references in this Deed of Trust to Articles, Sections and Schedules are references to Articles and Sections of and Schedules attached to this Deed of Trust, unless stated otherwise in this Deed of Trust

                (b) The cover page of, and all recitals set forth in, and all Schedules to, this Deed of Trust are by this reference incorporated in this Deed of Trust.

                (c) The table of contents and the captions of the Articles, Sections, subsections, paragraphs and other divisions of this Deed of Trust are included for convenience of reference only, and shall not in any way limit or affect the construction or interpretation of any provisions of this Deed of Trust.

                (d) Each of the terms "Mortgaged Property" and "Facility" shall be construed as if followed by the phrase "or any part thereof."

                (e) The term "Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

                (f) The term "indebtedness" shall mean (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (iv) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property, (v) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (vi) obligations (contingent or otherwise) under acceptance, letter-of-credit or similar facilities, (vii) obligations in respect of interest rate swap agreements, currency swap agreements and other similar agreements designed to hedge against fluctuations in interest rates or foreign exchange rates and
(viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of the types referred to in any of clauses (i) through (vii) above.

                (g) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "but not limited to."

                (h) The term "provisions," when used with respect to this Deed of Trust or any other Transaction Document shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

                (i) The term "person" shall include natural persons, firms, partnerships, corporations and any other public and private legal entities.

                (j) The term "lease" shall mean "tenancy, subtenancy, lease or sublease" and the term "lessee" shall mean "tenant, subtenant, lessee or sublessee."

                                     -27-                           EXHIBIT C-1

                (k) The phrase "sound accounting principles and practices" shall mean generally accepted accounting principles and practices consistently applied, but permitting, with respect to the preparation of financial statements, the omission of footnotes and federal and state income tax reserves, none of which omissions shall represent an omission of material items of revenue or expense other than federal and state income tax expense.

                (l) Except with respect to Sections 2.02, 2.13 and 5.01, the term "consent of the Beneficiary" shall be construed as if followed by the phrase", which consent shall not be unreasonably withheld."

                (m) The words "reasonable attorneys fees and disbursements" shall include reasonable charges allocated for internal corporate counsel.

                (n) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.
                                                              ---- -----
                (o) No inference in favor of, or against any party shall be drawn from the fact that such party has drafted any portion of this Deed of Trust.

          8.02  Limitation on Interest.  Notwithstanding any other provisions of
                ----------------------
this Deed of Trust or any other Transaction Document to the contrary, no provision of this Deed of Trust or any other Transaction Document shall require the payment or permit the collection of interest, fees or charges in excess of the maximum rate permitted by applicable law.

          8.03  Lease.  The Trustee leases the Mortgaged Property to the
                -----
Grantor, until either this Deed of Trust is released or the Mortgaged Property is sold under the above provisions; on the following terms and conditions: The Grantor and every person claiming or possessing the Mortgaged Property through or under the Grantor shall pay rent during the term at the rate of one cent per month, payable monthly upon demand, and shall without demand surrender peaceable possession of the Mortgaged Property to the Trustee, successors and assigns of the Trustee, or purchasers of the Mortgaged Property under any foreclosure sale, within ten days after the sale date.

          8.04  Amendments, Etc.  No amendment or waiver of any provision of
                ---------------
this Deed of Trust, nor consent to any departure by the Grantor from any such provision, shall in any event be effective unless such amendment, waiver or consent is in a writing which specifically refers to this Section 8.04 and which is signed by the Grantor and by the Chief Executive Officer or the President of the Beneficiary and, to the extent required by applicable law, by the Trustee; provided that any such waiver or consent shall be effective only in the specific
--------
instance and for the specific purpose for which given; provided, further, that
                                                       --------  -------
the Trustee shall not sign any amendment or waiver without the consent of the Beneficiary.

          8.05  Notices.  Except as otherwise provided in this Deed of Trust or
                -------
required by applicable law, all notices, consents, requests and other communications to any party under or in connection with this Deed of Trust shall be in writing and shall be sent via personal delivery, via telephone facsimile transmission, via certified or registered mail, return receipt requested, or via express courier or delivery service, addressed to such party at such party's address or telephone facsimile number set forth below or at such other address or telephone facsimile number as shall be designated

                                     -28-                           EXHIBIT C-1
by such party in a written notice given to each other party complying as to delivery with the terms of this SECTION 8.05:

          if to the Grantor, at:

               P.O. Box 1670
               Clemmons, North Carolina 27012
               Attn: Don G. Angell
               Facsimile: (919)998-2560

               with a copy to:

               House & Blanco, P.A
               215 Executive Park Boulevard
               P.O. Drawer 25008
               Winston-Salem, North Carolina 27114-5008
               Attn: George E. Hollodick
               Facsimile: (919)765-4830


          if to the Beneficiary, at:

               The Cornerstone Building
               1148 Broadway Plaza
               Tacoma, Washington 98402
               Attn: Vice President -
                     Acquisitions and Development
               Facsimile: (206)756-4871

               with a copy to:

               The Hillhaven Corporation
               The Cornerstone Building
               1148 Broadway Plaza
               Tacoma, Washington 98402
               Attn: General Counsel
               Facsimile: (206)756-4845 or (206)756-4743

          if to the Trustee, at:


               Don F. Dagenais
               Gage & Tucker
               2345 Grand Avenue
               Suite 2800
               Kansas City, Missouri 64108
               Facsimile: (816)292-2001.

All such notices, consents, requests and other communications shall be deemed given (a) when given and receipted for (or upon the date of attempted delivery when delivery is refused), if sent via personal delivery, via certified or registered mail, return receipt requested, or via express courier or delivery service or (b) when received, if sent via telephone facsimile transmission (confirmation of such receipt


                                     -29-                           EXHIBIT C-1
via confirmed telephone facsimile transmission being deemed receipt of any such notice, request or other communication sent via telephone facsimile transmission).

          8.06  No Merger.  If both the lessor's and the lessee's interest under
                ---------
any lease which constitutes a part of the Mortgaged Property shall at any time become vested in any one person, this Deed of Trust and the lien and security interest created by this Deed of Trust shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, the Trustee and the Beneficiary shall continue to have and enjoy all of the rights and privileges of the Trustee and the Beneficiary under this Deed of Trust as to each separate estate. Upon the foreclosure of the lien created by this Deed of Trust, any leases then existing shall not be destroyed or terminated by application of the doctrine of merger or as a matter of law or as a result of such foreclosure unless the Trustee or the Beneficiary or any purchaser at a foreclosure sale shall so elect by notice to the lessee in question.

          8.07  Severability.  Any provision of this Deed of Trust that is
                ------------
prohibited or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed of Trust or affecting the validity or enforceability of such provision in any other jurisdiction.

          8.03  Obligations of Grantor.  Time is of the essence with respect to
                ----------------------
all of the Grantor's covenants and agreements under this Deed of Trust and all of such covenants and agreements shall run with the land. All obligations of the Grantor under this Deed of Trust shall be performed and satisfied by or on behalf of the Grantor at the Grantor's sole cost and expense.

          8.09  Successors and Assigns.  The provisions of this Deed of Trust
                ----------------------
shall be binding upon the Grantor and the successors and assigns of the Grantor, including successors in interest of the Grantor in and to all or any part of the Mortgaged Property, and shall inure to the benefit of the Trustee and the Beneficiary and the respective substitutes, successors, transferees and assigns of the Trustee and the Beneficiary. All references in this Deed of Trust to the Grantor, the Trustee or the Beneficiary shall be construed as including all of such other persons with respect to the person to which reference is made. Where two or more persons have executed this Deed of Trust, the obligations of such persons shall be joint and several except to the extent the context clearly indicates otherwise.

          8.10  No Waiver.  No provision in Article I or Section 2.05 or
                ---------
elsewhere in this Deed of Trust shall be construed as a waiver by the Grantor of any warranty of the Beneficiary under the deed, dated the date of the Promissory Note, made by the Beneficiary to the Grantor with respect to the Facility, nor shall any such provision be construed to require the Grantor to pay any costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Beneficiary in connection with the defense of any warranty of the Beneficiary under such deed.

          8.11  Attorneys' Fees.  If any action or proceeding is commenced to
                ---------------
enforce or interpret this Deed of Trust the prevailing party shall be entitled to recover from the non-prevailing party the costs and expenses of maintaining such action or proceeding, including reasonable attorneys' fees and disbursements incurred before such action or proceeding is commenced, before trial, at trial, after trial and on appeal, whether the action or proceeding is at law, in equity or in a bankruptcy case or proceeding.

          8.12  Consent to Jurisdiction.  The Grantor hereby irrevocably submits
                -----------------------
to the jurisdictiOn of any court of the State of Washington or any federal court of the United States of America for any district of the State of Washington, and any appellate court from any of such courts, in any action or proceeding arising from or by reason of, or otherwise relating to, this Deed of Trust, and the


                                     -30-                           EXHIBIT C-1

Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of Washington or in such federal court of the United States of America (for any district of the State of Washington. The Grantor, to the fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding in such court of the State of Washington or in such federal court of the United States of America (for any district of the State of Washington. The Grantor hereby irrevocably appoints House & Blanco, P.A. (the "Process Agent"), as the Grantor's agent to receive on behalf of the Grantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Grantor in care of the Process Agent at 215 Executive Park Boulevard, P.O. Drawer 25008, Winston-Salem, North Carolina 27114-5008, and the Grantor hereby irrevocably authorizes and directs the Process Agent to accept such service on the Grantor's behalf. As an alternative method of service, the Grantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Grantor at its address specified in Section 8.05. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8.12 shall affect the right of the Beneficiary to serve legal process in any other manner permitted by law or shall affect the right of the Beneficiary to bring any action or proceeding against the Grantor or the Grantor's property in the courts of any other jurisdictions.

          8.13  Waiver of Jury Trial.  Each of the Grantor and the Beneficiary
                --------------------
hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) arising from or by reason of or relating to this Deed of Trust or any actions of the Grantor or the Beneficiary in the negotiation, administration, performance or enforcement of this Deed of Trust.

          8.14  Applicable Law.  This Deed of Trust shall be governed by, and
                --------------
construed in accordance with, the laws of the State of Missouri.

          IN WITNESS WHEREOF, the Grantor has executed this Deed of Trust as of the date first above written.


                              [NAME OF THE GRANTOR]

                              By MEADOWBROOK MANOR OF KANSAS & MISSOURI, INC.,
                                 General Partner

                              By __________________________________
                                 Title: ___________________________



                                     -31-                           EXHIBIT C-1

STATE OF ________________)
                         )SS.
COUNTY OF _______________)

          On this ____ day of _____________, 1992, before me, the undersigned, a Notary Public within and for said County and State, personally appeared ______________________, to me personally known, who being by me duly sworn, did say that he is the [Vice] President of Meadowbrook Manor of Kansas & Missouri, Inc., a North Carolina corporation and the general partner of __________________'a North Carolina limited partnership, that the seal (if any) affixed to the foregoing instrument is the corporate seal of said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said __________________ acknowledged said instrument to be the free act and deed of said limited partnership and the free act and deed of said corporation as general partner of said limited partnership.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in _____________________, the day and year last above written.


                               _________________________________________________
                                       Notary Public in and for
                                       Said County and State


                               _________________________________________________
                               (Type or stamp the Notary's name below his or her signature.)


My Commission Expires:

________________________



                                     -32-                           EXHIBIT C-1

                                  Schedule A
                                      to
                                Deed of Trust,
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                          ([Name of the Facility)/13/
                            (Facility No. [___])/14/





                                     Land
                                     ----



                                  [RESERVED.]










____________________________________
     /13/ Insert the name of the Facility.

     /14/ Insert the number assigned to the Facility.


                                      -1-                           EXHIBIT C-1

                                  Schedule B
                                      to
                                Deed of Trust.
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                          ([Name of the Facility)/15/

                            (Facility No. [____]/16/


                              Permitted Exceptions
                              --------------------



                                  [Reserved.]





----------------------------------
     /15/ Insert the name of the Facility.

     /16/ Insert the number assigned to the Facility.


                                      -1-                            EXHIBIT C-1

                                  Schedule C
                                      to
                                Deed of Trust,
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                           ([Name of the Facility)/17/
                             (Facility No. [___]/18/


                                Affiliates/19/
                                ----------

1. Meadowbrook Manor of Baldwin Limited Partnership, a North Carolina limited partnership.

2. Meadowbrook Manor of Joplin Limited Partnership I, a North Carolina limited partnership.

3. Meadowbrook Manor of Council Grove Limited Partnership, a North Carolina limited partnership.

4. Meadowbrook Manor of Haysville Limited Partnership, a North Carolina limited partnership.

5. Meadowbrook Manor of St Charles Limited Partnership, a North Carolina limited partnership.

6. Meadowbrook Manor of Overland Park Limited Partnership, a North Carolina limited partnership.

7. Meadowbrook Manor Terrace of Overland Park Limited Partnership, a North Carolina limited partnership.

8. Meadowbrook Manor of Chanute Limited Partnership, a North Carolina limited partnership.

9. Meadowbrook Manor of Springfield Limited Partnership, a North Carolina limited partnership.

10. Meadowbrook Manor of Topeka Limited Partnership, a North Carolina limited partnership.

11. Meadowbrook Manor of Wichita Limited Partnership, a North Carolina limited partnership.

12. Meadowbrook Manor of Columbia Limited Partnership, a North Carolina limited partnership.

13. Meadowbrook Manor of Sedgwick Limited Partnership, a North Carolina limited partnership.

14. Meadowbrook Manor Colonial Terrace of Independence Limited Partnership, a North Carolina limited partnership.


------------------------
 /17/Insert the name of the Facility.

 /18/Insert the number assigned to the Facility.

 /19/Delete the name of the Grantor from this Schedule C and, to the extent required, re-number the list of Affiliates.

                                      -1-                            EXHIBIT C-1

15. Meadowbrook Manor Colonial Lodge of Independence Limited Partnership, a North Carolina limited partnership.

16. Meadowbrook Manor of Larned Limited Partnership, a North Carolina limited partnership.

17. Meadowbrook Manor Apartments of Lamed Limited Partnership, a North Carolina limited partnership.

18. Meadowbrook Manor of Ava Limited Partnership, a North Carolina limited partnership.

19. Meadowbrook Manor of Buffalo Limited Partnership, a North Carolina limited partnership.

20. Meadowbrook Manor of Clinton Limited Partnership, a North Carolina limited partnership.

21. Meadowbrook Manor of Des Peres Limited Partnership, a North Carolina limited partnership.

21 Meadowbrook Manor of Jefferson Limited Partnership, a North Carolina limited partnership.

23. Meadowbrook Manor of Marceline Limited Partnership, a North Carolina limited partnership.

24. Meadowbrook Manor of Joplin Limited Partnership II, a North Carolina limited partnership.

25. Meadowbrook Manor of Lamar Limited Partnership, a North Carolina limited partnership.

26. Meadowbrook Manor of Shady Oaks Limited Partnership, a North Carolina limited partnership.

27. Meadowbrook Manor of Crane Limited Partnership, a North Carolina limited partnership.

28. Meadowbrook Manor of Kimberling City Limited Partnership, a North Carolina limited partnership.

29. Meadowbrook Manor Residential of Kimberling City Limited Partnership, a North Carolina limited partnership.

30. Meadowbrook Manor Wornall of Kansas City Limited Partnership, a North Carolina limited partnership.

31. Meadowbrook Manor Blue Hills of Kansas City Limited Partnership I, a North Carolina limited partnership.

32. Meadowbrook Manor Blue Hills of Kansas City Limited Partnership II, a North Carolina limited partnership.

                                     -2-                             EXHIBIT C-1

                                  Exhibit C-2
                                      to
                              Facility Agreement




                                   MORTGAGE.
                        ASSIGNMENT, SECURITY AGREEMENT
                                      AND
                     FINANCING STATEMENT (FIXTURE FILING)

                            (Name of the Facility)
                             (Facility No. [____])



                       Dated as of [________] ___]. 1992


                                      By


                             [NAME OF MORTGAGOR].
                               as the Mortgagor


                                      to


                         FIRST HEALTHCARE CORPORATION,
                               as the Mortgagee





                                                                     EXHIBIT C-2

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
RECITALS................................................................     1

              Land......................................................     3
              Improvements; Facility....................................     3
              Personal Property.........................................     3
              Contract Interests........................................     4
              After Acquired Property...................................     4
              Proceeds. Etc.............................................     4

ARTICLE I - Representations and Warranties of the Mortgagor.............     5


        1.01  Warranty of Title.........................................     5
        1.02  Non-Agricultural Use......................................     5
        1.03  Certificates and Permits..................................     5

ARTICLE II - Covenants of the Mortgagor.................................     5

        2.01  Payment of Obligations....................................     5
        2.02  Good Standing; Etc........................................     5
        2.03  Security Agreement........................................     6
        2.04  Further Assurances........................................     6
        2.05  Protection of Lien; Defense of Action.....................     6
        2.06  Repair and Maintenance....................................     7
        2.07  Compliance with Laws......................................     7
        2.08  Use.......................................................     7
        2.09  Zoning; Title Matters.....................................     8
        2.10  Insurance.................................................     8

              (a) Property and Casualty Insurance.......................     8
              (b) Liability Insurance...................................     8
              (c) Forms of Policies.....................................     8
              (d) Transfer of Title.....................................     9
              (e) Amounts of Coverage...................................     9

        2.11  Damage and Destruction....................................     9
        2.12  Condemnation..............................................    10
        2.13  Liens.....................................................    10
        2.14  Taxes and Other Charges...................................    11
        2.15  Tax Deposits..............................................    11
        2.16  Inspection................................................    12
        2.17  Maintenance of Records....................................    12
        2.18  Mortgagor's Certificates..................................    12
        2.19  Prepayments; Release Premium..............................    12
        2.20  Reporting Requirements....................................    13

                                      -i-                            EXHIBIT C-2

ARTICLE III -  Assignment of Rents and Other Sums ......................    14

        3.01    Assignment..............................................    14
        3.02    Right to Collect........................................    15
        3.03    Revocation of Right to Collect; Etc.....................    15

ARTICLE IV -   Additional Advances; Expenses; Indemnity.................    15

        4.01    Additional Advances and Disbursements...................    15
        4.02    Other Expenses..........................................    16
        4.03    Indemnity...............................................    16

ARTICLE V -    Transfer of the Mortgaged Property.......................    16

        5.01    Transfer of the Mortgaged Property......................    16

ARTICLE VI -   Defaults and Remedies....................................    17

        6.01    Events of Default.......................................    17
        6.02    Remedies................................................    19
        6.03    Expenses................................................    21
        6.04    Rights Pertaining to Sales..............................    21
        6.05    Application of Proceeds.................................    22
        6.06    Additional Provisions as to Remedies....................    23
        6.07    Waiver of Rights and Defenses...........................    24

ARTICLE VII -  Defeasance...............................................    24

        7.01    Defeasance..............................................    24
        7.02    Release.................................................    25

ARTICLE VIII - Additional Provisions....................................    25

        8.01    Construction of Certain Provisions......................    25
        8.02    Limitation on Interest..................................    26
        8.03    Appointment of Mortgagee................................    26
        8.04    Amendments. Etc.........................................    26
        8.05    Notices.................................................    26
        8.06    No Merger...............................................    27
        8.07    Severability............................................    28
        8.06    Obligation of Mortgagor.................................    28
        8.09    Successors and Assigns..................................    28
        8.10    No Waiver...............................................    28
        8.11    Consent to Jurisdiction.................................    28
        8.12    Applicable Law..........................................    29

Schedule A  - Land
Schedule B  - Permitted Exceptions
Schedule C  - Affiliates

                                      ii                             EXHIBIT C-2

                                   MORTGAGE,
                        ASSIGNMENT, SECURITY AGREEMENT
                                      AND
                      FINANCING STATEMENT (FIXTURE FILING)


                          ([Name of the Facility)/1/
                            (Facility No. [___])/2/



          This MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (FIXTURE FILING), dated as of [___________ ____], 1992 (this "Mortgage"), is made by [______________], a North Carolina limited partnership whose address is P.O. Box 1670, Clemmons, North Carolina 27011 as the mortgagor under this Mortgage (the "Mortgagor"), to FIRST HEALTHCARE CORPORATION, a Delaware corporation ("First Healthcare") whose address is The Cornerstone Building, 1148 Broadway Plaza, Tacoma, Washington 96402, as the mortgagee under this Mortgage (the "Mortgagee").

                                   RECITALS

          A. The Mortgagee, as seller, and the Mortgagor and the Affiliates (as defined below), jointly and severally as buyers (the "Buyers"), have entered into a Facility Agreement, dated as of [_________ ____], 1992 (said Facility Agreement, as it may be supplemented, amended or otherwise modified from time to time, being the "Facility Agreement").

          B. Pursuant to the terms and subject to the conditions set forth in the Facility Agreement, the Mortgagee has agreed to permit the Mortgagor to defer the payment of a portion of the purchase price for the properties (real, personal and mixed) that constitute the Mortgaged Property (as defined below) and that are the subject of the Facility Agreement, in a principal amount not to exceed [____________ ] and [___]/100 Dollars ($[___________])

          C. Pursuant to the terms of the Facility Agreement, the Mortgagor has executed and delivered to the order of the Mortgagee a Promissory Note, dated [_______________], 1992,/3/ in the stated principal sum of[___________]
and [___]/100 Dollars ($[______________]) (said Promissory Note, as it may be supplemented, amended, extended, renewed or otherwise modified from time to time, being the "Promissory Note"), evidencing the obligation of the Mortgagor to pay the deferred portion of the purchase price in respect of the Mortgaged Property.

          D. The total of the indebtedness and liabilities to be secured by this Mortgage equals the sum of the following (such indebtedness and liabilities or the instruments evidencing the same, as applicable, being collectively referred to in this Mortgage as the "Obligations"):

               (1) the principal amount of [____________________] and [____]/100
     Dollars ($[________________]) (the "Purchase Price Balance"); plus


-----------------------------
/1/ Insert the name of the Facility.

/2/ Insert the name of the Facility.

/3/Insert the Closing Date.

                                      -1-                            EXHIBIT C-2

               (2) interest on the unpaid principal amount of the Purchase Price Balance at a rate of interest per annum (the "Regular Rate") equal to;

                    (a) nine percent (9%) per annum from [___________ ________], 1992/4/, to [_________ ___] 199__]/5/, and


                    (b) eleven percent (11%) per annum from [________ ___], 199[___]/6/, to the date on which the Purchase Price Balance is paid in full;

     and at a rate per annum (the "Default Rate") equal at all times to the sum of the Regular Rate plus five percent (5%) per annum; plus

          (3) all other amounts that are or become payable by the Mortgagor and all other obligations of the Mortgagor under the Facility Agreement, the Promissory Note and this Mortgage;

     [(E./7/ The lien of this Mortgage is junior to the lien of the [____________]/8/ dated [as of] [_____________], 19[__] (the

"First Lien Mortgage"), made by [_____________]/9/ to
[__________]/10/ securing the payment of a Promissory Note, dated [________ ____], 19[__] (the "First Lien Promissory Note"), in the stated principal amount of $[_________,___], The obligations evidenced by the First Lien Promissory Note and secured by the First Lien Mortgage are and remain the obligations of the Mortgagee.)

     (F,/11/ All of the Obligations have a scheduled maturity of not later than [___________], 199[__]/12/.)


-----------------------
     /4/  Insert the Closing Date.

     /5/ Insert the last day of the forty-first calendar month immediately following the calendar month in which the Closing occurs.

     /6/ Insert the first day of the forty-second calendar month immediately following the calendar month if, which the Closing occurs.

     /7/ Include this recital if this Mortgage is to be subordinate and inferior to any existing mortgage in respect of the Mortgaged Property.

     /8/ Insert the title of the existing mortgage to which this Mortgage is to be subordinate and inferior.

     /9/  Insert the name of the mortgagor under the First Lien Mortgage.

     /10/ Insert the name of the mortgagee under the First Lien Mortgage.

     /11/ Include this recital of required by applicable law.

     /12/ Insert the first day of the eighty-fourth calendar month immediately following the calendar month in which the Closing occurs.

                                      -2-                            EXHIBIT C-2

          G. The execution and delivery of this Mortgage by the Mortgagor is a condition precedent to the obligation of the Mortgagee to consummate the transactions contemplated by the Facility Agreement.

          I. The rules of construction set forth in Section 8.01 shall be applicable for all purposes of this Mortgage.

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Mortgagor, and to secure the punctual payment by the Mortgagor when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and the performance and observance of all other covenants, obligations and liabilities of the Mortgagor under the Facility Agreement, the Promissory Note and this Mortgage, the Mortgagor does hereby GRANT, BARGAIN, SELL MORTGAGE, WARRANT, CONVEY, ALIEN, REMISE, RELEASE, ASSIGN, PLEDGE, HYPOTHECATE, TRANSFER, SET OVER, DELIVER and CONFIRM unto the Mortgagee, each and all of the following described properties, rights, interests and privileges and all of the Mortgagor's estate, right, title and interest in, to and under, or derived from, the following described properties, rights, interests and privileges (all of such properties, rights, interests and privileges being collectively referred to in this Mortgage as the "Mortgaged Property"):

               Land.  All those certain lots, pieces and parcels of land more
               ----
          particularly described in Schedule A, and all of the reversions and remainders in and to said land and the tenements, hereditaments, easements, right-of-way or use, rights (including alley, drainage, mineral, water, oil and gas rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining to said land, including any such right, title or interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting other property and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining any portion of said land, or in or to the air space over said land, all rights of ingress and egress by motor vehicles to parking facilities on or within said land, and all claims or demands of the Mortgagor, either at law or in equity, in possession or expectancy, of, in or to the same (all of the foregoing being collectively referred to in this Mortgage as the "Land");

               Improvements; Facility. All buildings, structures, facilities and
               ----------------------
          other improvements now or hereafter erected on, attached to or located in or upon the Land, and all building materials of every kind and nature now or hereafter located on the Land or attached to, contained in, or used in connection with, any such buildings, structures, facilities or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by the Mortgagor or in which the Mortgagor has or shall acquire an interest (all of the foregoing being collectively referred to in this Mortgage as the "Improvements," and the Land and the Improvements being together referred to in this Mortgage as the "Facility");

               Personal Property. All machinery, equipment furniture,
               -----------------
          furnishings, fixtures, chattels and other items of personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by the Mortgagor or in which the Mortgagor has or shall acquire an interest, wherever situated, and now or hereafter located on, attached to, contained in or used in connection with the Land, the Improvements or the Contract Interests, or placed on any part thereof although not attached thereto (all of the foregoing being collectively referred

                                      -3-                            EXHIBIT C-2
          to in this Mortgage as the "Personal Property"), including all partitions, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, gas, steam, electrical, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, escalators, ranges, vacuum and other cleaning systems, call systems, switchboards, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, utensils, tools, implements. Writings and fixtures and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Mortgaged Property;

               Contract Interests.  All the leases, lettings and licenses of,
               ------------------
          and all other contracts and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) affecting, the Land, the Improvements, the Personal Property and/or any other property or rights mortgaged or otherwise conveyed or encumbered by this Mortgage, or any part thereof, now or hereafter entered into, and all supplements, amendments, modifications, additions, extensions and renewals thereof, and all right, title and interest of the Mortgagor therein and thereunder, including cash and securities deposited thereunder or pursuant thereto, the right to receive and collect the rents, proceeds, issues and profits due and to become due and payable thereunder or pursuant thereto and the rights to enforce, whether at law or in equity or by any other means, all provisions and options thereof (all of the foregoing being collectively referred to in this Mortgage as the "Contract Interests");

               After Acquired Property. Any and all moneys and other property,
               -----------------------
          of every kind and nature, which may from time to time be subjected to the lien of this Mortgage by the Mortgagor, through a supplement to this Mortgage or otherwise, or by any other person, or which may come into the possession of or be subject to the control of the Mortgagee, it being the intention and agreement of the Mortgagor that all property hereafter acquired or constructed by the Mortgagor shall forthwith upon acquisition or construction thereof by the Mortgagor and without any act or deed by the Mortgagor be subject to the lien and security interest of this Mortgage as a such property were now owned by the Mortgagor and were specifically described in this Mortgage and conveyed or encumbered by or pursuant to this Mortgage, and the Mortgagee is hereby authorized to receive any and all such property as and for additional security under this Mortgage (all of the foregoing being collectively referred to in this Mortgage as the "After Acquired Property"); and

               Proceeds, Etc. All unearned premiums (whether accrued, accruing or to accrue) under insurance policies now or hereafter obtained by the Mortgagor, all proceeds of the conversion (whether voluntary or involuntary) of the Mortgaged Property into cash or other liquidated claims (excluding proceeds of title insurance, but including proceeds of hazard and other insurance), and all judgments, damages, awards, settlements and compensatIon (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Land, the Improvements, the Personal Property, the Contract Interests and/or any other property or rights encumbered or conveyed by this Mortgage for any injury thereto or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain,

                                      -4-                            EXHIBIT C-2
          condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets;

          TO HAVE AND TO HOLD, subject to the matters listed or otherwise described in Schedule B (the "Permitted Exceptions"), all and singular the Mortgaged Property, whether now owned or leased or hereafter acquired and whether now or hereafter existing, together with all the rights, privileges and appurtenances thereunto belonging, unto the Mortgagee forever, for the uses and purposes set forth in this Mortgage.

          AND the Mortgagor covenants and agrees with the Mortgagee as follows:

                                   ARTICLE I
                Representations and Warranties of the Mortgagor
                -----------------------------------------------

          1.01  Warranty of Title.  (a) The Mortgagor has and will have good,
                -----------------
marketable and insurable fee simple title to the Facility, free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Exceptions; (b) the Mortgagor owns and will own all of the other Mortgaged Property, free and clear of all liens, charges and encumbrances of every kind and character, subject only to the Permitted Exceptions; (c) the Mortgagor hereby warrants and will forever warrant and defend such title and the validity, enforceability and priority of the lien and security interest of this Mortgage against the claims of all persons whomsoever; (d) the Mortgagor has and will have full power and lawful authority to encumber and convey the Mortgaged Property as prided in this Mortgage; and (e) this Mortgage is and will remain a valid and enforceable lien on, and security interest in, the Mortgaged Property, subject only to the Permitted Exceptions.

          1.02  Non-Agricultural Use. The Mortgaged Property is not used
                --------------------
principally for agricultural or farming purposes.

          1.03  Certificates and Permits.  The Mortgagor has and will maintain
                ------------------------
in effect all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation of the Facility as a [___________]-bed [skilled] [intermediate care] [nursing] facility and for the conduct of the Mortgages business at the Facility.

                                  ARTICLE II
                          Covenants of the Mortgagor
                          --------------------------

          2.01  Payment of Obligations.  The Mortgagor will punctually pay the
                ----------------------
Obligations when due, and will perform and observe all of its other obligations under this Mortgage, the Promissory Note, the Facility Agreement and each other document or instrument to which the Mortgagor is a party and that relates to any of the Facility Agreement the Promissory Note or any security for the obligations of the Mortgagor under the Facility Agreement or the Promissory Note (this Mortgage, the Promissory Note, the Facility Agreement and such other documents and instruments, in each case as the same may be supplemented, amended or otherwise modified from time to time, being sometimes referred to in this Mortgage individually as a "Transaction Document" and collectively as the "Transaction Documents").

          2.02  Good Standing; Etc. The Mortgagor will maintain in good standing
                ------------------
its partnership existence, franchises, rights and privileges under the law of the jurisdiction of its formation and its right to transact business in the jurisdiction in which the Facility is located. Subject to and without limitation of Sections 2.19 and 5.01, the Mortgagor, without the prior consent of the Mortgagee, will not sell, lease or otherwise dispose of (whether directly or indirectly, or by operation of law, or in one transaction

                                      -5-                            EXHIBIT C-2
or a series of transactions) all or substantially all of its assets. Subject to and without limitation of Sections 2.19 and 5.01, the Mortgagee may withhold its consent to any proposed disposition of all or substantially all of the Mortgagee assets for no reason or any reason. The Mortgagor, without at least thirty days prior notice to the Mortgagee and compliance with the provisions of Section 2.04, will not change its name, identity or legal structure.

          2.03 Security Agreement. The Mortgagor hereby further grants to the
               ------------------
Mortgagee a security interest in all of the Mortgagor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Collateral"): (a) the Personal Property; (b) the Contract Interests; (c) the After Acquired Property; and (d) all proceeds of any and all of the foregoing Collateral, including proceeds which constitute property of the types included in the Personal Property, the Contract Interests and the After Acquired Property and, to the extent not otherwise included, all cash, all unearned premiums (whether accrued, accruing or to accrue) under insurance policies now or hereafter obtained by the Mortgagor, all proceeds of the conversion (whether voluntary or involuntary) of any of the Mortgaged Property into cash or other liquidated claims (including proceeds of hazard and other insurance), and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Land, the Improvements, the Personal Property, the Contract Interests and/or any other property or rights encumbered or conveyed by this Mortgage for any injury thereto or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets. The Mortgagee shall have, in addition to all rights and remedies provided in the Transaction Documents, all of the rights and remedies of a "secured party" under the Uniform Commercial Code in effect in the jurisdiction in which the Facility is located. This Mortgage constitutes and shall be deemed to be a "security agreement" for all purposes of said Uniform Commercial Code. Notwithstanding any provision in this section 2.03 or elsewhere in this Mortgage to the contrary, this Mortgage shall not be construed to create a lien on or a security interest in any patient accounts or any other accounts constituting any right of the Mortgagor to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

          2.04 Further Assurances.  Promptly upon request by the Mortgagee, the
               ------------------
Mortgagor will (a) correct any defect, error or omission that may be discovered in the contents of, or in the execution, acknowledgment or recordation of, this Mortgage or any other Transaction Document and (b) do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, mortgages, deeds of trust assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other documents and instruments as the Mortgagee may require from time to time in order to effectuate the purposes of this Mortgage and to perfect and maintain the validity, effectiveness and priority of the lien and security interest created by this Mortgage.

               2.05 Protection of Lien; Defense of Action.  If any action or
                    -------------------------------------
proceeding is instituted against the Mortgagor with respect to any right, title or interest in or to the Mortgaged Property or with respect to the lien, security interest, validity or priority of this Mortgage, or a any such right, title, interest, lien, security interest validity, effectiveness or priority is otherwise challenged or attacked, then the Mortgagor promptly will notify the Mortgagee of such action, proceeding, challenge or attack, diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or

                                      -6-                            EXHIBIT C-2
defense of litigation and, subject to the prior written approval of the Mortgagee, the compromise, release or discharge of any and all adverse claims. The Mortgagee (whether or not named as a party to such action or proceeding), is hereby authorized and empowered (but shall not be obligated) to take such additional steps (including the employment of counsel, the prosecution or defense of litigation, the compromise, release or discharge of such adverse claims, the purchase of any tax title and the removal of prior liens and security interests) as it may deem necessary or proper for the defense of any such action or proceeding or the protection of such right, title, interest, lien, security interest, validity, effectiveness or priority. The Mortgagor, on demand, shall pay all costs and expenses incurred by the Mortgagee in connection with the foregoing matters. All such costs and expenses of the Mortgagee, until paid by the Mortgagor, shall be part of the Obligations and shall be secured by this Mortgage.

          2.06 Repair and Maintenance. The Mortgagor will operate and maintain the Facility and the Personal Property in good order, repair and operating condition, and promptly will make all repairs, renewals, replacements, additions and improvements to the Facility and the Personal Property that are necessary to ensure that the Facility and the Personal Property shall not in any way be diminished or impaired as part of the security under this Mortgage. The Mortgagor will keep the Facility fully equipped and will replace all worn-out or obsolete Personal Property with Fixtures or personal property comparable to such Personal Property when new and, without the prior consent of the Mortgagee, will not remove any Personal Property from the Facility unless such Personal Property is replaced by the Mortgagor with Fixtures or personal property of equal suitability and value when new, owned by the Mortgagor free and clear of any lien or security interest (other than the Permitted Exceptions and the lien and security interest created by this Mortgage). No part of the Improvements shall be removed, demolished or structurally or materially altered (including an alteration which impairs the value of the Improvements), nor shall any new building, structure, facility or other improvement be constructed on the Land without the prior consent of the Mortgagee. The Mortgagor, without the prior consent of the Mortgagee, will not cause or allow the Mortgaged Property to be misused or wasted or to deteriorate.

          2.07 Compliance with Laws. The Mortgagor promptly will comply with,
               --------------------
and will cause the Facility to be maintained, used and operated at all times in accordance with, any and all present and future laws, rules, regulations, ordinances and requirements (including any and all licensing, accrediting and insurance requirements) applicable to the Mortgagor or the Facility. The Mortgagor promptly will notify the Mortgagee of any alleged noncompliance by the Mortgagor or the Facility with any such laws, rules, regulations, ordinances or requirements, and of any action or proceeding initiated under or with respect to any of such laws, rules, regulations, ordinances or requirements.

          2.08 Use. The Mortgagor will not use or occupy the Facility, or permit
               ---
the Facility to be used or occupied, in any manner which violates any applicable law, rule, regulation, ordinance or order, or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect to the Facility. Without limiting the generality of the preceding sentence, the Mortgagor will use and occupy the Facility, or cause the Facility to be used and occupied, as and for a[n] ([skilled] [intermediate] care) [nursing] facility and for no other principal use unless agreed to in writing by the Mortgagee. The Mortgagor shall at all times maintain in full force and effect all registrations, qualifications, licenses and other authorizations and approvals required to use and occupy the Facility as and for a [_________]-bed ([skilled] [intermediate] [care] [nursing] facility. Notwithstanding any other provision in this Section
2.08 or elsewhere in this Mortgage or any other Transaction Document to the contrary, the Mortgagor, without the prior consent of the Mortgagee, will not permit any person other than the Mortgagor to operate the Facility, whether pursuant to any lease, any management agreement or otherwise; provided that,
                                                              --------
without the prior consent of the Mortgagee, the Mortgagor may permit Meadowbrook Healthcare Services Incorporated, a North Carolina corporation, or any wholly-owned subsidiary of Meadowbrook Healthcare Services Incorporated, to operate the Facility pursuant to a management agreement with the Mortgagor.

                                      -7-                            EXHIBIT C-2

          2.09 Zoning; Title Matters. The Mortgagor, without the prior consent
               ---------------------
of the Mortgagee, will not (a) initiate or support any zoning reclassification of the Facility, seek any variance under existing zoning ordinances applicable to the Facility or use or permit the use of the Facility in a manner which would result in such use becoming a non conforming use under applicable zoning ordinances, (b) supplement, amend or otherwise modify any of the Permitted Exceptions, (c) impose any restrictive covenants upon the Facility, (d) execute or file any subdivision plat affecting the Facility or consent to the annexation of the Facility to any municipality or (e) permit or suffer the Facility to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

          2.10 Insurance.
               ---------

               (a)  Property and Casualty Insurance. The Mortgagor will keep the
                    -------------------------------
Improvements and the Personal Property insured for the benefit of the Mortgagee as follows: (i) against damage or loss by fire and such other hazards (including lightning, windstorm, hail, explosion, not, not attending a strike, civil commotion, flood, earthquake, vandalism, malicious mischief, aircraft, vehicle and smoke) as are covered by the broadest form of "all-risk" coverage as is available from time to time in the jurisdiction in which the Facility is located, in an amount not less than the full insurable value (as defined below) of the Improvements and the Personal Property; (ii) rent or business interruption or use and occupancy insurance on an actual loss sustained basis;
(iii) against damage or loss from sprinkler system leakage and boilers, boiler tanks, heating and air conditioning equipment, pressure vessels, auxiliary piping, mechanical and electrical equipment and such similar apparatus as is commonly insured under a comprehensive definition of insured object on such basis and in such amounts as shall be reasonably required by the Mortgagee; and
(iv) during the period of any permitted construction, repair, restoration or replacement of the Facility, against damage or loss and such other hazards as are covered by a standard all-risk builder's risk policy with extended coverage, including coverage against collapse, written on a completed value basis, for an amount at least equal to the fu11 insurable value of the Improvements and the Personal Property. The Mortgagor shall ensure that any contractor performing any permitted construction, repair, restoration or replacement of the Facility shall procure and maintain at all times insurance equal to that required of the Mortgagor and that such contractor also shall comply with all statutory and regulatory requirements related to workers' compensation.

               (b)  Liability Insurance. The Mortgagor shall procure and
                    -------------------
maintain commercial public liability insurance covering the Mortgagor and the Mortgagee against claims for bodily injury and death and property damage occurring in, on or about or resulting from the Facility, or any street, drive, sidewalk, curb or passageway adjacent to the Facility, in standard form and with such insurance company or companies and in such amounts as may be acceptable to the Mortgagee in its reasonable judgment, which insurance shall include blanket contractual liability coverage that insures contractual liability under any indemnification of the Mortgagee by the Mortgagor in the Facility Agreement, the Promissory Note, this Mortgage or any other Transaction Document (but such coverage or the amount of such coverage shall in no way limit such indemnification). In addition to the commercial public liability insurance required by the preceding sentence, the Mortgagor also shall procure and maintain employer's liability, automobile, personal injury and professional liability coverage in amounts of $1,000,000 primary coverage and $5,000,000 excess coverage.

               (c)  Forms of Policies. All insurance required under this Section
                    -----------------
2.10 shall be fully paid for and nonassessable and shall contain such provisions, endorsements and expiration dates, as the Mortgagee shall from time to time reasonably request, and shall be in such form and amounts, and be issued by such insurance companies, as shall be approved by the Mortgagee in its reasonable judgment Without limiting the generality of the preceding sentence, all such policies shall have endorsed thereon, in form acceptable to the Mortgagee, the New York Standard Mortgagee

                                      -8-                            EXHIBIT C-2

Clause, or the local equivalent, without contribution, in the name of the Mortgagee, and a waiver of subrogation endorsement. Each such policy shall provide that it will not be cancelled, amended or materially altered (including by reduction in the scope or limits of coverage) without at least thirty days prior notice to the Mortgagee. The Mortgagor shall deliver, or cause to be delivered, to the Mortgagee (i) duplicate original policies evidencing the insurance required under this section 2.10, (ii) receipts evidencing payment of all premiums on such policies and (iii) at least thirty days prior to the expiration of each such policy, a duplicate original renewal policy with evidence satisfactory to the Mortgagee of payment of all premiums on such policy. In lieu of the duplicate original policies required by this section 2.10 to be delivered to the Mortgagee. the Mortgagor may deliver original certificates from the issuing insurance company or companies, evidencing that such policies are in full force and effect and containing information which, in the Mortgagee's reasonable judgment, is sufficient to allow the Mortgagee to determine whether such policies comply with the requirements of this Section
2.10. The Mortgagor shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this section 2.10. unless endorsed in favor of the Mortgagee in accordance with the requirements of this Mortgage and otherwise approved by the Mortgagee in all respects.

               (d)  Transfer of Title. In the event of foreclosure of this
                    -----------------
Mortgage or extinguishment, in whole or in part of the Obligations, all right, title and interest of the Mortgagor in and to all policies of insurance required under this Section 2.10 or otherwise then in force with respect to the Mortgaged Property and all proceeds payable thereunder and unearned premiums thereon shall immediately vest in the purchaser or other transferee of the Mortgaged Property.

               (e)  Amounts of Coverage. For the purposes of this section 2.10,
                    -------------------
the term "full insurable value" shall mean the cost of replacing the Improvements and the Personal Property, exclusive of the cost of excavations, foundations and footings, as determined from time to time (but not less often than once every three years) by the insurance company or companies holding such insurance or by an appraiser, engineer, architect or contractor proposed by the Mortgagor and approved by said insurance company or companies and the Mortgagee. All deductibles shall be commercially reasonable and, in any event, subject to the prior written approval of the Mortgagee or the Mortgagee's designee.

          2.11 Damage and Destruction. In the event the Facility is damaged, lost or destroyed, (a) the Mortgagor promptly shall notify the Mortgagee of such event, (b) the Mortgagor, unless otherwise instructed by the Mortgagee, promptly shall commence and diligently pursue to completion the restoration, replacement or rebuilding of the Facility as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction, regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose or shall be otherwise applied by the Mortgagee as provided in this Mortgage, (c) the Mortgagee may, but shall not be obligated to, make proof of loss if not made promptly by the Mortgagor and settle, adjust or compromise any claims for damage, loss or destruction (and the Mortgagor hereby authorizes and empowers the Mortgagee to make any such proof of loss, settlement, adjustment or compromise, and the Mortgagor hereby authorizes and directs each insurance company concerned to make payment for any such damage, loss or destruction directly to the Mortgagee) and (d) the Mortgagee shall have the right to apply the insurance proceeds, first, to reimburse the Mortgagee for all reasonable costs and expenses incurred in connection with the collection of such proceeds, and, second, at the option of the Mortgagee, (i) to pay all or any part of the Obligations then due in the order and manner determined by the Mortgagee in its sole discretion, (ii) to cure any then current default under this Mortgage, or
(iii) to repair, restore or replace, in whole or in part, the portion of the Facility so damaged, lost or destroyed. Notwithstanding anything in this Mortgage or at law or in equity to the contrary, no insurance proceeds that are paid to the Mortgagee

                                      -9-                            EXHIBIT C-2
as provided in this Mortgage shall be deemed trust funds, and the Mortgagee shall be entitled to dispose of such proceeds as provided in this Mortgage. The Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Mortgaged Property from any casualty whatsoever, whether or not insurable or insured against.

          2.12 Condemnation. The Mortgagor, immediately upon obtaining knowledge
               ------------
of any pending or threatened proceeding for the condemnation of the Facility or of any right of eminent domain, or of any other proceeding arising out of injury or damage to the Facility (including a change in grade of any street), will notify the Mortgagee of the pendency or threat of such proceeding. The Mortgagee may participate in such proceeding, and the Mortgagor from time to time will execute and deliver to the Mortgagee all instruments requested by the Mortgagee to permit such participation. The Mortgagor shall diligently prosecute such proceeding, deliver to the Mortgagee copies of all papers served in connection with such proceeding and consult and cooperate with the Mortgagee and the Mortgagee's attorneys and agents in the prosecution and defense of such proceeding; provided that the Mortgagor shall not settle such proceeding
            --------
without the prior consent of the Mortgagee. The Mortgagor hereby assigns to the Mortgagee all proceeds of condemnation awards, all proceeds of sale in lieu of condemnation, and all proceeds of all judgments, decrees and awards for injury or damage to the Mortgaged Property. The Mortgagor shall execute and deliver such further assignments of such proceeds as the Mortgagee may request, and hereby authorizes the Mortgagee to collect and receive any and all such proceeds, to give receipts and acquittances therefor, and to appeal from any such judgment, decree or award. The Mortgagee shall in no event be liable or responsible for any failure to collect, or to exercise diligence in the collection of, any of such proceeds. The Mortgagee shall have the right to apply any such proceeds, first, to reimburse the Mortgagee for all costs and expenses incurred in connection with the proceeding in question or the collection of such proceeds and, second, as provided in section 2.11 in respect of the application of insurance proceeds held by the Mortgagee. Notwithstanding anything in this Mortgage or at law or in equity to the contrary, none of the proceeds that are paid to the Mortgagee as provided in this section 2.12 shall be deemed trust funds, and the Mortgagee shall be entitled to dispose of such proceeds as provided in this Mortgage. Notwithstanding any condemnation, taking or other proceeding that causes injury to or a decrease in value of the Facility (including a change in grade of any street), the Mortgagor shall continue to pay the Obligations as provided in the Promissory Note.

          2.13 Liens. The Mortgagor, without the prior consent of the Mortgagee,
               -----
will not create, assume or suffer to exist any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Mortgaged Property which are not yet due and payable), security interest, encumbrance or charge, or conditional sale or other title retention document against or covering the Mortgaged Property, prior to, on a parity with or subordinate to the lien of this Mortgage, other than the Permitted Exceptions and other than purchase money security interests in personal property (other than replacement fixtures and personal property pursuant to Section 2.06) acquired or held by the Mortgagor in the ordinary course of business to secure the purchase price of such property so long as no such purchase money security interest shall extend to or cover any property other than the personal property being acquired and so long as the aggregate principal amount of the indebtedness at any one time outstanding secured by the purchase money securIty interests permitted by this section 2.13 shall not otherwise be prohibited by the terms of any Transaction Document and shall not exceed the lesser of eighty percent of the cost of such personal property or the then fair value of such personal property. The Mortgagor will pay, and or otherwise discharge, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, a unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property, or on the rents, proceeds, issues and profits due or to become due and payable under or pursuant to any of the Mortgaged Property. Except as otherwise provided in this Section 2.13, the Mortgagee may withhold its consent to any proposed deed of trust, mortgage,

                                     -10-                            EXHIBIT C-2
lien, security interest, encumbrance, charge, or conditional sale or other title retention document for no reason or any reason.

          2.14 Taxes and Other Charges. The Mortgagor will pay when due, and
               -----------------------
before any penalty, interest or cost for nonpayment thereof may be added thereto, all taxes, assessments, vault, water and sewer rents, rates, charges and assessments, levies, permits, inspection and license fees and other governmental and quasi-governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, heretofore or hereafter assessed, levied or otherwise imposed against or upon, or which may become a lien upon, the Mortgaged Property or the rents, proceeds, issues and profits due or to become due and payable under or pursuant to the Mortgaged Property or arising in respect of the occupancy, use or possession of the Mortgaged Property. The Mortgagor will promptly pay all income, franchise and other taxes owing by the Mortgagor, together with any interest or penalties thereon.

          2.15. Tax Deposits. Following any failure by the Mortgagor to pay when
                ------------
due any real property tax or personal property tax required to be paid by the Mortgagor under Section 2.14, and without limiting the obligations of the Mortgagor under section 2.14, if required by the Mortgagee, the Mortgagor, at its sole cost and expense, shall deposit with such service or financial institution as the Mortgagee shall designate, monthly on the first day of each calendar month, one-twelfth of the aggregate annual amount of the real property and personal property taxes required to be paid by the Mortgagor under Section
2.14. In addition, if required by the Mortgagee, the Mortgagor also shall deposit with such service or financial institution a sum of money which, together with the monthly installments required under the preceding sentence, will be sufficient to make each of the payments of such real property and personal property taxes at least three days before such payments are due, If the amount of any such payments is not ascertainable at the time any such deposit is required to be made pursuant to this Section 2.15, then the deposit shall be made on the basis of the Mortgagee's estimate of such amount, and, when such amount is fixed for the then-current year, the Mortgagor promptly shall deposit any deficiency with such service or financial institution. All funds deposited with such service or financial institution pursuant to this Section 2.15, until applied as provided below, shall constitute additional security for the Obligations, shall be held by such service or financial institution in a separate interest,bearing account and, provided that no Event of Default (as defined below) shall have occurred and be continuing, such funds and any interest earned thereon shall be applied in payment of the amounts of such real property and personal property taxes prior to their becoming delinquent, to the extent that such service or financial institution shall have such funds on hand; provided that neither the Mortgagee nor such service or financial institution
--------
shall have any obligation to use such funds to pay any installment of such real property or personal property taxes prior to the last day on which payment thereof may be made without penalty or interest The Mortgagor shall be responsible for furnishing to the Mortgagee bills or invoice; for such real property and personal property taxes in sufficient time to pay the same before any penalty or interest attaches, and neither the Mortgagee nor such service or financial institution shall have any responsibility for payment of such real property or personal property taxes in the absence of such bills or invoices. If an Event of Default shall have occurred and be continuing, or if the Obligations shall be accelerated as provided in this Mortgage or the Promissory Note, then all funds deposited with such soak or financial institution under this Section
2.15 and any interest earned thereon, at the Mortgagee's option, may be applied to the Obligations in the order and manner determined by the Mortgagee or to cure such Event of Default or otherwise as provided in this Section 2.15. Upon an assignment or other transfer of this Mortgage, the Mortgagee shall thereupon be completely released from all liability with respect to such deposits, and the Mortgagor or the owner of the Mortgaged Property shall look solely to such service or financial institution or the assignee or transferee with respect to such deposit. The preceding sentence shall apply to each transfer of such deposits to a new assignee or transferee. A permissible transfer of record title to the Facility automatically shall transfer to the new owner the beneficial interest in any

                                     -11-                            EXHIBIT C-2
deposits made under this section 2.15. Upon full payment and satisfaction of this Mortgage or, at the Mortgagee'S option, at any prior time, the balance of deposited amounts and any interest earned thereon in the possession of such service or financial institution shall be paid over to the record owner of the Facility, and no other person shall have any right or claim to such deposited amounts or interest in any event.

          2.16 Inspection. Upon reasonable notice from the Mortgagee to the
               ----------
Mortgagor, the Mortgagor will allow the Mortgagee or its authorized representatives, at all reasonable times, to enter upon and inspect the Mortgaged Property and the books and records with respect to the operations of the Mortgaged Property.

          2.17 Maintenance of Records. The Mortgagor shall keep and maintain
               ----------------------
complete and accurate books and records in accordance with sound accounting principles with respect to all operations of or transactions involving the Mortgaged Property.

          2.18 Mortgagor's Certificates. The Mortgagor, within ten days after
               ------------------------
request by the Mortgagee, shall furnish to the Mortgagee a written statement, duly acknowledged, certifying to the Mortgagee and/or any proposed assignee of this Mortgage as to (a) the amount of the Obligations then owing, (b) the terms of payment and maturity date of the Obligations, (c) the date to which interest has been paid under the Promissory Note and (d) whether any offsets or defenses exist against the Obligations and, if any are alleged to exist, a detailed description thereof.

          2.19 Prepayments; Release Premium. So long no Event of Default shall
               ----------------------------
have occurred and be continuing, the Mortgagor may prepay the unpaid principal amount of the Promissory Note, in whole or in part, plus accrued interest to the date of such prepayment on the principal amount prepaid, plus any late charges then payable under the Promissory Note, plus any costs and expenses then payable by the Mortgagor under the Promissory Note; provided that each partial
                                            --------
prepayment shall be in a principal amount of not less than Five Thousand and NO/100 Dollars ($5,000.00); provided, further, that upon prepayment in whole of
                            --------  -------
the unpaid principal amount of the Promissory Note plus accrued interest to the date of such prepayment plus the amount of any late charges then payable under the Promissory Note plus any costs and expenses then payable by the Mortgagor under the Promissory Note, the Mortgagor shall pay to First Healthcare a release premium (the "Release Premium") in an amount, determined at the date of such prepayment, equal to five percent of the amount of the Purchase Price Balance that would then have been outstanding a the Purchase Price Balance had been timely paid in accordance with the regularly scheduled required installment payments provided for in the Promissory Note without regard to any prepayments made in respect of the Promissory Note. The Release Premium shall be applied first to any costs and expenses then payable by the Mortgagor or any Affiliate under any Related Promissory Note (as defined below), second to any late charges then payable under any Related Promissory Note, and then to the principal of any Related Promissory Note and accrued interest thereon as agreed to by the Mortgagor and First Healthcare, or, if the Mortgagor and First Healthcare cannot agree, then to such principal and accrued interest determined by the Mortgagor in its sole discretion as to fifty percent of the Release Premium and to such principal and accrued interest determined by First Healthcare in its sole discretion as to fifty percent of the Release Premium. Each partial prepayment shall be applied first to any costs and expenses then payable by the Mortgagor under the Promissory Note, second to any late charges then payable under the Promissory Note, third to interest then accrued, and then to the principal installments under the Promissory Note in the inverse order of their maturities without deferral or limitation of the intervening installments of principal or interest For the purposes of this Mortgage, the term "Related Promissory Note" means any of the promissory notes made by one or more of the persons listed or otherwise described in Schedule C (the persons listed or otherwise described in Schedule C, and their respective successors and permitted assigns, being sometimes referred to in this Mortgage individually as an

                                     -12-                            EXHIBIT C-2

"Affiliate" and collectively as the "Affiliates") to the order of First Healthcare and evidencing the obligation of such Affiliate or Affiliates to pay a portion of the purchase price for the properties (real, personal and mixed) that are the subject of the Facility Agreement.

          2.20 Reporting Requirements. So long as the Promissory Note shall
               ----------------------
remain unpaid, the Mortgagor shall furnish to the Mortgagee:

               (a) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of the general partner in the Mortgagor setting forth details of such Event of Default or event and the action which the Mortgagor has taken and proposes to take with respect thereto;

               (b) as soon as available and in any event within sixty days after the end of each of the first three quarters of each Fiscal year of the Mortgagor, a balance sheet of the Mortgagor as of the end of such quarter and statements of income and expense and of cash flow of the Mortgagor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the general partner in the Mortgagor as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial condition of the Mortgagor as of the respective dates of such financial statements and the results of the operations of the Mortgagor for the periods ended on such dates, together with a certificate of said officer stating that no Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Mortgagor has taken and proposes to take with respect thereto;

               (c) as soon as available and in any event within sixty days after the end of each quarter of each fiscal year of the Mortgagor, a balance sheet for the Facility as of the end of such quarter and statements of income and expense and of cash flow for the Facility for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, Setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal yew, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the general partner in the Mortgagor as having been prepared in accordance with sound accounting principles and practices consistently applied and as fairly presenting the financial conditIon of the Facility as of the respective dates of such financial statements and the results of the operations of the Facility for the periods ended on such dates;

               (d) as soon as available and in any event within one-hundred twenty days after the end of each fiscal year of the Mortgagor, a balance sheet of the Mortgagor as of the end of such fiscal year and statements of income and expense and of cash flow of the Mortgagor for such fiscal year, accompanied by a report and an opinion of independent certified public accountants of recognized standing or, a such report and opinion are not available, duly certified by the chief financial officer of the general partner in the Mortgagor as having been prepared in accordance with generally accepted accounting principles and practices consistently applied and as fairly presenting the financial condition of the Mortgagor as of the end of such fiscal year and the results of the operations of the Mortgagor for such fiscal year;

                                     -13-                            EXHIBIT C-2

               (e) as soon as available and in any event within ninety days after the end of each fiscal year of the Mortgagor, a certificate of the chief financial officer of the general partner in the Mortgagor stating that no Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Mortgagor has taken and proposes to take with respect thereto;

               (f) as soon as available and in any event within sixty days after the end of each quarter of each fiscal year of the Mortgagor, detailed operational statistics for the Facility pertaining to occupancy rates, patient or resident mix and patient or resident rates by type for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

               (g) promptly and in any event within thirty days after the sending or filing thereof, copies of all cost reports (including all cost reports filed pursuant to Titles XVIII and XIX of the Social Security Act, as amended) and all amendments thereto required to be filed with any governmental or regulatory authority in respect of the Facility, in each case duly certified by an authorized officer of the general partner in the Mortgagor as being accurate and complete and as having been prepared in accordance with applicable governmental and regulatory requirements;

               (h) promptly and in any event within thirty days after receipt thereof by the Mortgagor, a copy of each survey prepared by any governmental or regulatory authority with respect to the Facility, together with a copy of any related plan of correction;

               (i) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Mortgagor sends to its partners, and copies of all regular, periodic and special reports, and all registration statements, that the Mortgagor files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; and

               (j) such other information respecting the business, properties, operations or condition (financial or otherwise) of the Mortgagor and the Affiliates as the Mortgagee may from time to time reasonably request, in each case certified by an appropriate officer of the general partner in the Mortgagor.

                                  ARTICLE III
                      Assignment of Rents and Other Sums
                      ----------------------------------

          3.01 Assignment. The Mortgagor hereby bargains, sells, assigns,
               ----------
transfers and sets over to the Mortgagee, absolutely and not as additional security for the payment of the Obligations, all rents, proceeds issues and profits due and to become due and payable under or pursuant to or to be derived from the Mortgaged Property, or the use and occupation of the Mortgaged Property, including all rents, royalties, revenues, rights, deposits (including security deposits) and benefits accruing to the Mortgagor under all leases and all other contracts and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) now or hereafter covering the Mortgaged Property, whether before or after foreclosure or during the full period of redemption, if any, and the right to receive the same and apply them against the Obligations or against the Mortgagor's other obligations under this Mortgage, together with all contracts, bonds, leases and other documents and agreements (including all patient care agreements, life care contracts, admission agreements and other contracts and agreements with residents, patients and other persons pertaining to the care of residents or patients) evidencing the same now or hereafter in effect and all rights of the


                                     -14-                            EXHIBIT C-2

Mortgagor thereunder. Nothing contained in the preceding sentence shall be construed to bind the Mortgagee to the performance of any of the provisions of any such contract, bond, lease or other document or agreement or otherwise to impose any obligation upon the Mortgagee (including any liability under a covenant of quiet enjoyment contained in any lease or under applicable law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been foreclosed of all right, title and interest and all equity of redemption in the Mortgaged Property), except that the Mortgagee shall be accountable for any money actually received by the Mortgagee pursuant to such assignment. The assignment of said rents, proceeds, issues and profits, and of the aforesaid rights with respect thereto and to the contracts, bonds, leases and other documents and agreements evidencing the same is intended to be and is an absolute present assignment from the Mortgagor to the Mortgagee and not merely the passing of a security interest. The Mortgagor will, as and when requested from time to time by the Mortgagee, execute, acknowledge and deliver to the Mortgagee, in form approved by the Mortgagee, one or more general or specific assignments of the lessor's interest under any lease, contract or agreement (including any patient care agreement, life care contract, admission agreement and other contract or agreement with any resident, patient or other person pertaining to the cue of residents or patients) now or hereafter affecting the Mortgaged Property. Notwithstanding any provision in this section 3.01 or elsewhere in this Mortgage to the contrary, this Mortgage shall not be construed to constitute an assignment of any patient accounts or any other accounts constituting any right of the Mortgagor to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

          3.02 Right to Collect. So long as there shall exist no Event of
               ----------------
Default, and except as otherwise expressly provided in this Mortgage, the Mortgagor shall have the right and license to collect, as the same shall accrue, the rents, proceeds, issues and profits due and to become due and payable under or pursuant to or to be derived from the Mortgaged Property or the use and occupation of the Mortgaged Property. The Mortgagor agrees to hold the same in trust and to use the same in payment of the Obligations, taxes, assessments, levies, fees, charges and insurance premiums payable under this Mortgage and all other charges on or against the Mortgaged Property.

          3.03 Revocation of Right to Collect; Etc.  Upon the occurrence of any
               -----------------------------------
Event of Default, (i) the right and license set forth in Section 3.02 may be revoked by the Mortgagee, and thereafter the Mortgagee shall have the right and authority to exercise any of the rights or remedies referred to or set forth in
ArtIcle VI and (ii) the Mortgagor shall promptly pay to the Mortgagee (A) all prepayments and security or other deposits paid to the Mortgagor pursuant to any contract, bond, lease or other document or agreement assigned under this Mortgage and (B) all charges for services or facilities or for escalation which were paid pursuant to any such contract, bond, lease or other document or agreement to the extent allocable to any period from and after the occurrence of such Event of Default if the Mortgagor is not required by this Mortgage to surrender possession of the Mortgaged Property upon the occurrence of an Event of Default, then the Mortgagor shall pay monthly in advance to the Mortgagee, on the entry by the Mortgagee into possession pursuant to Article VI, or to any receiver appointed to collect said rents, proceeds, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or such part thereof as may be in the possession of the Mortgagor. Upon a default in any such payment, the Mortgagor will vacate and surrender such possession to the Mortgagee or such receiver and, upon a default in vacating and surrendering the same, may be evicted by summary or any other available proceedings.

                                  ARTICLE IV
                   Additional Advances; Expenses: Indemnity
                   ----------------------------------------

          4.01 Additional Advances and Disbursements. The Mortgagor agrees that, if the Mortgagor fails to pay or perform any obligation of the Mortgagor under this Mortgage (including the

                                     -15-                            EXHIBIT C-2
obligation to procure and maintain the insurance at the limits of coverage required by Section 2.10), then the Mortgagee shall have the right, but not the obligation, in the Mortgagor's name or otherwise, and without notice to the Mortgagor, to pay or perform, or to cause the payment or performance of, such obligation and, for such purpose, the Mortgagor expressly grants to the Mortgagee, in addition and without prejudice to any other rights and remedies under this Mortgage, the right to enter upon and take possession of the Mortgaged Property to such extent and as often as the Mortgagee may deem necessary or desirable to prevent or remedy any failure by the Mortgagor to pay or perform such obligation. No such payment or performance by the Mortgagee shall be deemed to have cured such default by the Mortgagor or any Event of Default with respect thereto, All sums so paid, and all expenses incurred, by the Mortgagee in connection with such payment or performance shall be deemed obligations owing by the Mortgagor to the Mortgagee and shall bear interest, from the date paid or incurred until repaid, at the Default Rate provided for in the Promissory Note. The amount of all such payments and expenses, and all such interest thereon, shall be part of the Obligations and shall be secured by this Mortgage.

          4.02 Other Expenses.  The Mortgagor, on demand, will pay or reimburse
               --------------
the Mortgagee for the payment of, any costs or expenses incurred or expended in connection with or incidental to (a) any Event of Default or (b) the exercise or enforcement by or on behalf of the Mortgagee of any of its rights or remedies or the Mortgages obligations under any Transaction Document.

          4.03 Indemnity.  The Mortgagor agrees to indemnify and hold harmless
               ---------
the Mortgagee from and against any and all claims, demands, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses which may be imposed on, incurred or paid by or asserted against the Mortgagee by reason or on account of, or in connection with, (a) any Event of Default, (b) the exercise by the Mortgagee of any of its rights and remedies, or the performance of any of its duties, under this Mortgage or (c) any accident, injury, death or damage to any person (including any employee of the Mortgagor) or property occurring in, on or about the Facility or any street, drive, sidewalk, curt or passageway adjacent to the Facility, but excepting claims, demands, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses resulting from the willful misconduct or gross negligence of the Mortgagee. Any amount payable to the Mortgagee under this section 4.03 shall be deemed a demand obligation, shall be part of the Obligations and shall be secured by this Mortgage.

                                   ARTICLE V
                      Transfer of the Mortgaged Property
                      ----------------------------------

          5.01 Transfer of the Mortgaged Property.  The Mortgagor acknowledges
               ----------------------------------
that the continuous ownership of the Mortgaged Property by the Mortgagor is of a material nature to the transaction contemplated by, and the Mortgagee's agreement to create the Obligations under, the Transaction Documents. The Mortgagor agrees that, except as otherwise provided in any Transaction Document, the Mortgagor will not, directly or indirectly, sell, grant, convey, assign or otherwise transfer (collectively, a "transfer"), or permit any transfer of, the Mortgaged Property or any legal or beneficial interest in the Mortgaged Property, by operation of law or otherwise, without the poor consent of the Mortgagee. For the purposes of this Mortgage, but without limiting the foregoing, a transfer of the legal or beneficial ownership, directly or indirectly, of thirty-three percent or more of the issued and outstanding stock of any class of stock of

                                      -16                            EXHIBIT C-2
any corporate general partner in the Mortgagor, substantially all of the assets of the Mortgagor or thirty-three percent or more of the capital or profits of the Mortgagor or of any general partner in the Mortgagor, shall not be deemed a transfer of the Mortgaged Property or an interest in the Mortgaged Property; if such transfer is to any Affiliate, to Don G. Angell, to Daniel D. Mosca, to any heir or devisee of Don G. Angell or Daniel D. Mosca or to the trustee of any living trust of Don G. Angell or Daniel D. Mosca. Upon the occurrence of any transfer of the Mortgaged Property or any legal or beneficial interest in the Mortgaged Property, by operation of law or otherwise, without the prior consent of the Mortgagee, the Mortgagee may elect to declare the ObligationS, together with any other sums secured by this Mortgage, immediately due and payable. The Mortgagee may withhold its consent to any proposed transfer for no reason or any reason, including the failure of the prospective transferee of the Mortgaged Property to reach an agreement in writing with the Mortgagee increasing the interest payable on the Obligations to such rate as the Mortgagee shall request. Any transfer or attempted transfer contrary to the provisions of this ArtIcle V shall be void.

                                  ARTICLE VI
                             Defaults and Remedies
                             ---------------------

          6.01 Events of Default. The term "Event of Default" shall mean the
               -----------------
occurrence of any of the following events:

               (a) The Mortgagor shall fail to pay any principal of, or interest on, the Promissory Note within ten days after the same becomes due and payable; or

               (b) The Mortgagor shall fail to pay any of the other Obligations (whether for premium, fees, expenses or otherwise) when and as the same become due and payable, whether on any stated due date, at maturity or upon acceleration, and such failure shall remain unremedied for ten days alter written notice of such failure shall have been given to the Mortgagor by the Mortgagee; or

               (c) Any representation or warranty made by the Mortgagor (or any general partner in the Mortgagor or any officers of any general partner in the Mortgagor) under or in connection with any Transaction Document shall prove to have been incorrect in any material respect when made; or

               (d) The Mortgagor shall fail at any time to obtain, provide, maintain or keep in force the insurance policies required by Section 2.10; or

               (e) The Mortgagor shall fail to perform or observe any other provision contained in any Transaction Document on the Mortgagor's part to be performed or observed if such failure shall remain unremedied beyond the applicable grace period for such provision or, if no such grace period is applicable, a such failure shall remain unremedied for thirty days after written notice of such failure shall have been given to the Mortgagor by the Mortgagee; or

               (f) The Mortgagor shall fail to pay any principal of or premium or interest on any indebtedness (but excluding indebtedness evidenced by the Promissory Note) of the Mortgagor in an aggregate principal amount of at least $100,000 at any one time outstanding, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, a any, specified in any agreement or instrument relating to such indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such indebtedness and shall continue after the applicable grace period, a any, specified in such agreement or instrument, a the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness or any

                                     -17-                            EXHIBIT C-2
such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

               (g) The Mortgagor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Mortgagor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Mortgagor shall take any action to authorize any of the actions set forth above in this subsection (g); or

               (h) Any judgment or order for the payment of money in excess of $250,000 shall be rendered against the Mortgagor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (i) Any of the events referred to in subsections (f) through (h) of this Section 6.01 shall occur with respect to any Guarantor (such term being used in this Mortgage as such term is defined in the Facility Agreement) and, for the purposes of this subsection (i), each reference to the Mortgagor in subsections (f) through (h) above shall mean and be a reference to "any Guarantor", the reference to "$100.000" in subsection (f) above shall mean and be a reference to "$1,000,000", and the reference to "$250.000" in subsection
(h) above shall mean and be a reference to "$1,000,000"; or

               (j) Any of the events referred to in subsections (f) through (h) of this section 6.01 shall occur with respect to any general partner in the Mortgagor and, for the purposes of this subsection (j) each reference to "the Mortgagor" in subsections (f) through (h) above shall mean and be a reference to "any general partner in the Mortgagor"; or

               (k) Any other Transaction Document to which the Mortgagor is a party, after delivery of this Mortgage or such other Transaction Document to the Mortgagee, shall for any reason cease to be valid and binding on the Mortgagor, or the Mortgagor shall so state in writing; or

               (l) The Mortgaged Property or any interest in the Mortgaged Property shall be the subject of a "transfer," as that term is defined in section 5.01; or

               (m) The Mortgagor shall abandon the Mortgaged Property or shall cease to do business or shall terminate its business for any reason whatsoever; or

               (n) The Mortgaged Property shall be taken, attached or sequestered on execution or other process of law in any action against the Mortgagor; or

                                     -18-                            EXHIBIT C-2

               (o) Any event shall occur or condition shall exist which constitutes a default by the Mortgagor under any lease or agreement to lease between the Mortgagor, as lessee or sublessee, and the Mortgagee or any subsidiary or affiliate of the Mortgagee, as lessor or sublessor, in respect of real or personal property, and such event or condition shall continue after the applicable grace period, if any specified in such lease or agreement to lease; or

               (p) Any event shall occur or condition shall exist which constitutes a default by any Affiliate under any purchase or sale agreement, lease or agreement to lease, promissory note, mortgage, deed of trust or other instrument or agreement between such Affiliate and the Mortgagee or any subsidiary or affiliate of the Mortgagee, and such event or condition shall continue after the applicable grace period, if any, specified in such instrument or agreement.

          6.02 Remedies. Upon the occurrence of any one or more Events of
               --------
Default, the Mortgagee may (but shall not be obligated to), in addition to any rights or remedies available to it under any Transaction Document, take such action personally or by its agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived by the Mortgagor), as the Mortgagee deems necessary or advisable to protect and enforce its rights and remedies against the Mortgagor and in and to the Mortgaged Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting any other rights or remedies of the Mortgagee:

               (a) Declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest and any premium thereon and all other such sums secured by this Mortgage) to be immediately due and payable, and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment demand, protest or further notice of any kind, all of which are hereby expressly waived by the Mortgagor, anything in this Mortgage or any other Transaction Document to the contrary notwithstanding; provided that in the
                                                            --------
event of an actual or deemed entry of an order for relief with respect to the Mortgagor or any guarantor referred to in subsection (i) of Section 6.01 or any general partner in the Mortgagor under the United States Bankruptcy Code, as amended, or under any present or future law or statute of the United States of America or of any state or other jurisdiction thereof relevant to bankruptcy, insolvency or other relief of debtor's, the entire unpaid balance of the Obligations automatically shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Mortgagor, anything in this Mortgage or any other Transaction Document to the contrary notwithstanding; or

               (b) Institute a proceeding or proceedings for the complete foreclosure of this Mortgage under any applicable provision of law; or

               (c) Institute a proceeding or proceedings for the partial foreclosure of this Mortgage under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

               (d) Institute an action, suit or proceeding in equity for the Specific performance of any of the provisions contained in this Mortgage or any other Transaction Document; or

               (e) Sue and recover a judgment on the Obligations, as the same become due and payable, or on account of any Event of Default; or

                                     -19-                            EXHIBIT C-2

               (f) Apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Mortgaged Property, to be invested with the fullest powers permitted under applicable law, as a mater of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of the Mortgagor or any other person liable for the payment of the Obligations, and the Mortgagor and each other person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment; or

               (g) Enter upon the Mortgaged Property, and exclude the Mortgagor and the Mortgagors' agents and servants wholly from the Mortgaged Property, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating to the Mortgaged Property, and the Mortgagor agrees to surrender possession of the Mortgaged Property and of such books, records and accounts to the Mortgagee on demand after the occurrence of any Event of Default; and the Mortgagee may use, operate, manage, preserve, control and otherwise deal with the Mortgaged Property and such books, records and accounts and may conduct the business of the Facility, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from the Mortgagor; and upon each such entry, and from time to time thereafter, the Mortgagee, at the expense of the Mortgagor and the Mortgaged Property, without interference by the Mortgagor, may (i) maintain and restore the Mortgaged Property by purchase, repair or construction, (ii) insure or reinsure the Mortgaged Property, (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Mortgaged Property, (iv) complete the construction of the Improvements and, in the course of such completion, make such changes in the contemplated or completed Improvements as the Mortgagee may deem advisable and
(v) in every such case in connection with the foregoing have the right to exercise all rights and powers of the Mortgagor with respect to the Mortgaged Property, either in the Mortgagor's name or otherwise, including the right to make, cancel, enforce or modify leases and subleases, obtain and evict tenants and subtenants on such terms as the Mortgagee shall deem advisable; or

               (h) With or without the entrance upon or taking possession of the Mortgaged Property, collect and receive all rents, proceeds, issues and profits due and to become due and payable under or pursuant to or derived from the Mortgaged Property, and after deducting therefrom all costs and expenses of every character incurred by the Mortgagee in collecting the same and in using, operating, managing, preserving and controlling the Mortgaged Property, and otherwise in exercising the rights of the Mortgagee under subsection (g) of this
Section 6.02, including all amounts necessary to pay taxes, assessments, levies, fees, insurance premiums and other charges in connection with the Mortgaged Property, as well as reasonable compensation for the services of the Mortgagee and its agents and employees, apply the remainder as provided in Section 6.05; or

               (i) Release any portion of the Mortgaged Property for such consideration as the Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by the Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as the Mortgagee may require without being accountable for so doing to any other lienor; or

               (j) Take all actions permitted under the Uniform Commercial Code of the jurisdiction in which the Facility is located; or

                                     -20-                            EXHIBIT C-2

               (k) Take any other action, or pursue any other right or remedy, as the Mortgagee may have under applicable law, and the Mortgagor does hereby grant the same to the Mortgagee.

In the event that the Mortgagee shall exercise any of the rights or remedies set forth in subsections (g) and (h) of this Section 6.02, the Mortgagee shall not be deemed to have entered upon or taken possession of the Mortgaged Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall the Mortgagee be deemed a mortgagee in possession by reason of such entry or taking possession. The Mortgagee will not be liable to account for any action taken pursuant to any such exercise other than for rents and payments on patient accountS actually received by the Mortgagee, nor liable for any loss sustained by the Mortgagor resulting from any failure to let the Mortgaged Property, or from any other act or omission of the Mortgagee except to the extent such loss is caused by the wilful misconduct or bad faith of the Mortgagee. The Mortgagor hereby consents to, ratifies and confirms the exercise by the Mortgagee of said rights and remedies, and appoints the Mortgagee as the Mortgagor's attorney, in fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, for such purposes.

          6.03 Expenses. In any suit to foreclose this Mortgage or to enforce
               --------
any other remedy of the Mortgagee under this Mortgage or any other Transaction Document, there shall be allowed and included as an addition to and a part of the Obligations in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred in connection with the exercise by the Mortgagee of any of its rights and remedies prided or referred to in section 6.02, and the same shall be secured by this Mortgage.

          6.04 Rights Pertaining to Sales. The following provisions shall apply
               --------------------------
to any sale or sales of the Mortgaged Property under or by virtue of this
Article VI, whether made under the power of sale granted in this Mortgage or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

               (a)  Any number of sales may be conducted from time to time.

               (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

               (c) After each sale, an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of the Mortgagor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as provided in this Mortgage. The Mortgagee is hereby appointed the true and lawful attorney,in-fact of the Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in the Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, the Mortgagor, a requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for the purposes designated in such request

                                     -21-                            EXHIBIT C-2

               (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this section 6.04 given as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to the Mortgagee having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The
----- -----
Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale.

               (e) The receipt for the purchase money paid at any such sale shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

               (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Mortgagor to the fullest extent permitted by applicable law.

               (g) Upon any such sale or sales, the, Mortgagee may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding under this Mortgage and any other sums which the Mortgagee is authorized to deduct under the terms of this Mortgage, to the extent necessary to satisfy such bid.

               (h) In the event that the Mortgagor, or any person claiming by, through or under the Mortgagor, shall transfer or refuse or fail to surrender possession of the Mortgaged Property after any sale of the Mortgaged Property, then the Mortgagor or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and detainer proceedings, or subject to any other right or remedy available under this Mortgage or under applicable law.

               (i) Upon any such sale, the Mortgagee or any public officer acting under execution or order of court shall not be required to have present or constructively in its possession any or all of the Mortgaged Property.

               (j) In the event of any sale referred to in this section 6.04, all of the Obligations a not previously due and payable, immediately thereupon shall become due and payable, notwithstanding anything to the contrary contained in this Mortgage or any other Transaction Document.

          6.05 Application of Proceeds. The purchase money, proceeds or avails
               -----------------------
of any sale referred to in Section 6.04, together with any other sums that may be held by the Mortgagee under this Article VI or any other provision of this Mortgage, except as expressly provided in this Mortgage or under applicable law to the contrary, shall be applied as follows:

                                     -22-                            EXHIBIT C-2

               First:  To the payment of the costs and expenses of any such
               -----
sale, including compensation to the Mortgagee and its agents, and of any judicial proceeding in which such sale may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest thereon as provided in this Mortgage, and all taxes, assessments and other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

               Second:  To the payment in full of the Obligations (including
               ------
principal, interest, premium and fees in such order as the Mortgagee may elect).

               Third:  To the payment of any other sums secured by this Mortgage
               -----
or required to be paid by the Mortgagor pursuant to any provision of this Mortgage or any other Transaction Document.

               Fourth:  To the extent permitted by applicable law, to be set
               ------
aside by the Mortgagee as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First through Third
                                                             -----         -----
above to the Mortgagee, arising out of an obligation or liability with respect to which the Mortgagor has agreed to indemnify the Mortgagee, but which sums are not yet due and payable or liquidated.

               Fifth: To the payment of the surplus, if any, to whomsoever may
               -----
be lawfully entitled to receive the same.

          6.06 Additional Provisions as to Remedies.
               ------------------------------------

               (a) No right or remedy of the Mortgagee under this Mortgage is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given under this Mortgage or any other Transaction Document or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by the Mortgagee.

               (b) No delay or omission by the Mortgagee to exercise any right or remedy under this Mortgage upon an Event of Default shall impair such exercise, or be construed to be a waiver of any such Event of Default or an acquiescence in any such Event of Default.

               (c) The failure, refusal or waiver by the Mortgagee of its right to assert any right or remedy under this Mortgage upon any Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent Event of Default or other occurrence.

               (d) The Mortgagee shall not have any obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies under this Mortgage or any other Transaction Document.

               (e) The Mortgagee may resort to any security given by this Mortgage or any other security now given or hereafter existing to secure the Obligations, in whole or in part in such portions and in such order as the Mortgagee may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted under this Mortgage.

                                     -23-                            EXHIBIT C-2

               (f) Acceptance of any payment after the occurrence of an Event of Default shall not be deemed a waiver or a cure of such Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

               (g) In the event that the Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then the Mortgagor and the Mortgagee shall be restored to their former positions and rights under this Mortgage with respect to the Mortgaged Property, subject to the lien and security interest of this Mortgage.

          6.07 Waiver of Rights and Defenses. To the full extent the Mortgagor
               -----------------------------
may do so, the Mortgagor agrees with the Mortgagee as follows:

               (a) The Mortgagor will not at any time insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium or redemption, or of any statute of limitations, and the Mortgagor, for itself and its successors and assigns, and for any and all persons ever claiming an interest in the Mortgaged Property, hereby waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, and all rights to a marshaling of the assets of the Mortgagor, including the Mortgaged Property, or to a sale in inverse order of alienation, in the event of foreclosure of the lien and security interest created under this Mortgage.

               (b) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Obligations or any portion of the Obligations or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of this Mortgage and/or any other Transaction Document, including a modification of the interest rate payable on the principal balance of the Promissory Note, without in any manner impairing or affecting this Mortgage or the lien and security interest of this Mortgage or the priority of this Mortgage, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest The Mortgagee may resort for the payment of the Obligations to any other security held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee may take action to recover all or any portion of the Obligations or to enforce any covenant in this Mortgage or any other Transaction Document without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage.


                                  ARTICLE VII
                                  Defeasance
                                  ----------

          7.01 Defeasance. If the Obligations shall be paid in full as they
               ----------
become due and payable, then and (subject to Section 7.02) in that event only all rights under this Mortgage shall terminate and the Mortgaged Property shall become wholly released and cleared of the lien, security interest, conveyance and assignment evidenced by this Mortgage. In such event, the Mortgagee, at the request of the Mortgagor, shall promptly deliver to the Mortgagor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the lien, security interest, conveyance and assignment evidenced by this Mortgage; provided that nothing in this Section 7.01 shall be construed to
          --------
require the Mortgagor to pay any attorneys' fees or expenses incurred by the Mortgagee in connection with the preparation and delivery of such documents.

                                     -24-                            EXHIBIT C-2

          7.02 Release. If the entire unpaid principal amount of the Promissory
               -------
Note shall be prepaid and all of the other Obligations and the Release Premium shall be paid pursuant to section 2.19, then all rights under this Mortgage shall terminate and the Mortgaged Property shall become wholly released and cleared of the lien, security interest, conveyance and assignment evidenced by this Mortgage. In such event, the Mortgagee, at the request of the Mortgagor, shall promptly deliver to the Mortgagor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the lien, security interest, conveyance and assignment evidenced by this Mortgage; provided that
                                                                --------
nothing in this Section 7.02 shall be construed to require the Mortgagor to pay any attorneys' fees or expenses incurred by the Mortgagee in connection with the preparation and delivery of such documents.

                                 ARTICLE VIII
                             Additional Provisions
                             ---------------------

          8.01 Construction of Certain Provisions. The following rules of
               ----------------------------------
construction shall be applicable for all purposes of this Mortgage:

               (a) All references in this Mortgage to Articles, Sections and Schedules are references to Articles and Sections of and Schedules attached to this Mortgage, unless stated otherwise in this Mortgage.

               (b) The cover page of, and all recitals set forth in, and all Schedules to, this Mortgage are by this reference incorporated in this Mortgage.

               (c) The table of contents and the captions of the Articles, Sections, subsections, paragraphs and other divisions of this Mortgage are included for convenience of reference only, and shall not in any way limit or affect the construction or interpretation of any provisions of this Mortgage.

               (d) Each of the terms "Mortgaged Property" and "Facility" shall be construed as if followed by the phrase "or any part thereof."

               (e) The term "Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

               (f) The term "indebtedness" shall mean (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property, (v) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (vi) obligations (contingent or otherwise) under acceptance, letter-of-credit or similar facilities, (vii) obligations in respect of interest rate swap agreements, currency swap agreements and other similar agreements designed to hedge against fluctuations in interest rates or foreign exchange rates and
(viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of the types referred to in any of clauses (i) through (vii) above.

               (g) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "but not limited to."

                                     -25-                            EXHIBIT C-2

               (h) The term "provisions," when used with respect to this Mortgage or any other Transaction Document, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

               (i) The term "person" shall include natural persons, firms, partnerships, corporations and any other public and private legal entities.

               (j) The term "lease" shall mean "tenancy, subtenancy, lease or sublease" and the term "lessee" shall mean "tenant, subtenant, lessee or sublease."

               (k) The phrase "sound accounting principles and practices" shall mean, generally accepted accounting principles and practices consistently applied, but permitting, with respect to the preparation of financial statements, the omission of footnotes and federal and state income tax reserves, none of which omissions shall represent an omission of material items of revenue or expense other than federal and state income tax expense.

               (l) Except with respect to Section, 2.02. 2.13 and 5.01, the term "consent of the Mortgagee" shall be construed as if followed by the phrase ", which consent shall not be unreasonably withheld."

               (m) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.
                                                              ----------

               (n) No inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion of this Mortgage.

          8.02 Limitation on Interest. Notwithstanding any other provisions of
               ----------------------
this Mortgage or any other Transaction Document to the contrary, no provision of this Mortgage or any other Transaction Document shall require the payment or permit the collection of interest, fees or charges in excess of the maximum rate permitted by applicable law.

          8.03 Appointment of Mortgagee. The Mortgagor hereby appoints the
               ------------------------
Mortgagee its attorney, in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, to execute, acknowledge, deliver and file or record for and in the name of the Mortgagor any of the documents or instruments referred to in Section 2.04 or in Section 6.04(c).

          8.04 Amendments, Etc. No amendment or waiver of any provision of this
               ---------------
Mortgage, nor consent to any departure by the Mortgagor from any such provision, shall in any event be effective unless such amendment, waiver or consent is in a writing which specifically refers to this Section 8.04 and which is signed by the Mortgagor and by the Chief Executive Officer or the President of the Mortgagee; provided that any such waiver or consent stall be effective only in
           --------
the specific instance and for the specific purpose for which given.

          8.05 Notices. Except as otherwise provided in this Mortgage or
               -------
required by applicable law, all notices, consents, requests and other communications to any party under or in connection with this Mortgage shall be in writing and shall be sent via personal delivery, via telephone facsimile transmission, via certified or registered mail, return receipt requested, or via express courier or delivery service, addressed to such party at such party's address or telephone facsimile number set forth below

                                     -26-                            EXHIBIT C-2
or at such other address or telephone facsimile number as shall be designated by such party in a written notice given to each other party complying as to delivery with the terms of this Section 8.05.

          if to the Mortgagor, at:

                   P.O. Box 1670
                   Clemmons, North Carolina 27012
                   Attn:   Don G. Angell
                   Facsimile: (919)998-2560

                   with a copy to:

                   House & Blanco. P.A
                   215 Executive Park Boulevard
                   P.O. Drawer 25008
                   Winston-Salem, North Carolina 27114-5008
                   Attn:  George E. Hollodick
                   Facsimile: (919)765-4830

          if to the Mortgagee, at:

                   The Cornerstone Building
                   1148 Broadway Plaza
                   Tacoma, Washington 98402
                   Attn: Vice President
                   Acquisitions and Development
                   Facsimile: (206)758-4371

                   with a copy to:

                   The Hillhaven Corporation
                   The Cornerstone Building
                   1148 Broadway Plaza
                   Tacoma, Washington 98402
                   Attn:  General Counsel
                   Facsimile: (206)756-4845 or (206)756-4743.

All such notices, consents, requests and other communications shall be deemed given (a) when given and receipted for (or upon the date of attempted delivery when delivery is refused), a sent via personal delivery, via certified or registered mall, return receipt requested, or via express courier or delivery service or (b) when received, a sent via telephone facsimile transmission (confirmation of such receipt via confirmed telephone facsimile transmission being deemed receipt of any such notice, request or other communication sent via telephone facsimile transmission).

          8.06 No Merger. If both the lessor's and the lessee's interest under
               ---------
any lease which constitutes a part of the Mortgaged Property shall at any time become vested in any one person, this Mortgage and the lien and security interest created by this Mortgage shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, the Mortgagee shall continue to have and enjoy all of the rights and privileges of the Mortgagee under this Mortgage as to each separate estate. Upon the foreclosure of the lien created by this Mortgage, any leases then existing shall not be destroyed or terminated by application of the doctrine of merger or as a matter of law or

                                     -27-                            EXHIBIT C-2
as a result of such foreclosure unless the Mortgagee or any purchaser at a foreclosure sale shall so elect by notice to the lessee in question.

          8.07 Severability. Any provision of this Mortgage that is prohibited
               ------------
or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of Such prohibition or unenforceability without invalidating the remaining provisions of this Mortgage or affecting the validity or enforceability of such provision in any other jurisdiction.

          8.08 Obligations of Mortgagor. Time is of the essence with respect to
               ------------------------
all of the Mortgagor's covenants and agreements under this Mortgage, and all of Such covenants and agreements shall run with the land. All obligations of the Mortgagor under this Mortgage shall be performed and satisfied by or on behalf of the Mortgagor at the Mortgagor's sole cost and expense.

          8.09 Successors and Assigns.  The provisions of this Mortgage shall be
               ----------------------
binding upon the Mortgagor and the successors and assigns of the Mortgagor, including successors in interest of the Mortgagor in and to all or any part of the Mortgaged Property, and shall inure to the benefit of the Mortgagee and the substitutes, successors, transferees and assigns of the Mortgagee. All references in this Mortgage to the Mortgagor or the Mortgagee shall be construed as including all of such other persons with respect to the person to which reference is made. Where two or more persons have executed this Mortgage, the obligations of such persons shall be joint and several except to the extent the context clearly indicates otherwise.

          8.10 No Waiver. No provision in Article I or Section 2.05 or elsewhere
               ---------
in this Mortgage shall be construed as a waiver by the Mortgagor of any warranty of the Mortgagee under the deed, dated the date of the Promissory Note, made by the Mortgagee to the Mortgagor with respect to the Facility, nor shall any such provision be construed to require the Mortgagor to pay any costs and expenses incurred by the Mortgagee in connection with the defense of any warranty of the Mortgagee under such deed.

          8.11 Consent to Jurisdiction. The Mortgagor hereby irrevocably submits
               -----------------------
to the jurisdiction of any court of the State of Washington or any federal court of the United States of America for any district of the State of Washington, and any appellate court from any of such courts, in any action or proceeding arising from or by reason of, or otherwise relating to, this Mortgage, and the Mortgagor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of Washington or in such federal court of the United States of America for any district of the State of Washington. The Mortgagor, to the fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding in such court of the State of Washington or in such federal court of the United States of America for any district of the State of Washington. The Mortgagor hereby irrevocably appoints House & Blanco, P.A (the "Process Agent"), as the Mortgagor's agent to receive on behalf of the Mortgagor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Mortgagor in care of the Process Agent at 215 Executive Park Boulevard, P.O. Drawer 25008, Winston-Salem, North Carolina 27114-5008, and the Mortgagor hereby irrevocably authorizes and directs the Process Agent to accept such service on the Mortgagor's behalf. As an alternative method of service, the Mortgagor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Mortgagor at its address specified in Section 8.05. The Mortgagor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8.11 shall affect the right of the Mortgagee to serve legal process in any other manner

                                     -28-                            EXHIBIT C-2
permitted by law or shall affect the right of the Mortgagee to bring any action or proceeding against the Mortgagor or the Mortgagor's property in the courts of any other jurisdictions.

          8.12 Applicable Law. This Mortgage shall be governed by, and construed
               --------------
in accordance with, the laws of the State of Kansas.

          IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the date first above written.


                              [NAME OF THE MORTGAGOR]

                              By MEADOWBROOK MANOR OF KANSAS & MISSOURI, INC., General Partner


                              By________________________________
                              Title:____________________________


STATE OF _______________ )
                         )ss.
COUNTY OF ______________ )

          BE IT REMEMBERED, that on this ________ day of _________, 1992, before me the undersigned, a Notary Public in and for said County and State aforesaid, came ________________________ [vice] President of Meadowbrook Manor of Kansas & Missouri, Inc., a corporation duly organized, incorporated and existing under and by virtue of the laws of North Carolina, and the general partner of _____________, a North Carolina limited partnership, who is personally known to me to be such officer of such general partner, and who is personally known to me to be the same person who executed, as such officer of such general partner, the within instrument on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the act and deed of sad corporation and of said limited partnership.

          IN WITNESS WHEREOF, l have hereunto set my hand and affixed my official seal at my office in ___________________,the day and year last above written.

                                    ------------------------------------------
                                         Notary Public in and for
                                         Said County and State

                                    ------------------------------------------
                                    (Type or stamp the Notary's name below his or her signature.)

My Commission Expires:

--------------------------

                                     -29-                            EXHIBIT C-2

                                  Schedule A
                                      to
                                   Mortgage,
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                          ([Name of the Facility)/13/
                           (Facility No. [____])/14/


                                     Land
                                     ----


                                  [Reserved.]






---------------------------
/13/ Insert the name of the Facility.

/14/ Insert the number assigned to the Facility.

                                      -1-                            EXHIBIT C-2

                                  Schedule B
                                      to
                                   Mortgage.
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                          ([Name of the Facility)/15/
                            (Facility No. [___])16


                             Permitted Exceptions
                             --------------------



                                  [Reserved.]




------------------------------
    /15/  Insert the name of the Facility.

    /16/  Insert the number assigned to the Facility.

                                      -1-                           EXHIBIT C-2

                                  Schedule C
                                      to
                                   Mortgage,
                        Assignment, Security Agreement
                                      and
                     Financing Statement (Fixture Filing)

                          ([Name of the Facility)/17/
                           (Facility No. [___])/18/


                                Affiliates/19/
                                ----------

1. Meadowbrook Manor of Baldwin Limited Partnership, a North Carolina limited partnership.

2. Meadowbrook Manor of Joplin Limited Partnership I, a North Carolina limited partnership.

3. Meadowbrook Manor of Council Grove Limited Partnership, a North Carolina limited partnership.

4. Meadowbrook Manor of Haysville Limited Partnership, a North Carolina limited partnership.

5. Meadowbrook Manor of St. Charles Limited Partnership, a North Carolina limited partnership.

6. Meadowbrook Manor of Overland Park Limited Partnership, a North Carolina limited partnership.

7. Meadowbrook Manor Terrace of Overland Park Limited Partnership, a North Carolina limited partnership.

8. Meadowbrook Manor of Chanute Limited Partnership, a North Carolina limited partnership.

9. Meadowbrook Manor of Springfield Limited Partnership, a North Carolina limited partnership.

10. Meadowbrook Manor of Topeka Limited Partnership, a North Carolina limited partnership.

11. Meadowbrook Manor of Wichita Limited Partnership, a North Carolina limited partnership.

12. Meadowbrook Manor of Columbia Limited Partnership, a North Carolina limited partnership.

13. Meadowbrook Manor of Sedgwick Limited Partnership, a North Carolina limited partnership.

14. Meadowbrook Manor Colonial Terrace of Independence Limited Partnership, a North Carolina limited partnership.


-----------------------------
    /17/  Insert the name of the Facility.

   /18/   Insert the number assigned to the Facility.

   /19/   Delete the name of the Mortgagor from this Schedule C and, to the extent required, renumber the list of Affiliates.

                                      -1-                            EXHIBIT C-2

15. Meadowbrook Manor Colonial Lodge of Independence Limited Partnership, a North Carolina limited partnership.

16. Meadowbrook Manor of Lamed Limited Partnership, a North Carolina limited Partnership.

17. Meadowbrook Manor Apartments of Larned Limited Partnership, a North Carolina limited partnership.

18. Meadowbrook Manor of Ava Limited Partnership, a North Carolina limited partnership.

19. Meadowbrook Manor of Buffalo Limited Partnership, a North Carolina limited partnership.

20. Meadowbrook Manor of Clinton Limited Partnership, a North Carolina limited Partnership.

21. Meadowbrook Manor of Des Peres Limited Partnership, a North Carolina limited partnership.

22. Meadowbrook Manor of Jefferson Limited Partnership, a Noah Carolina limited Partnership.

23. Meadowbrook Manor of Marceline Limited Partnership, a North Carolina limited Partnership.

24. Meadowbrook Manor of Joplin Limited Partnership Il, a North Carolina limited Partnership.

25. Meadowbrook Manor of Lamar Limited Partnership, a North Carolina limited Partnership.

26. Meadowbrook Manor of Shady Oaks Limited Partnership, a North Carolina limited Partnership.

27. Meadowbrook Manor of Crane Limited Partnership, a North Carolina limited Partnership.

28. Meadowbrook Manor of Kimberling City Limited Partnership, a North Carolina limited partnership.

29. Meadowbrook Manor Residential of Kimberling City Limited Partnership, a North Carolina limited partnership.

30. Meadowbrook Manor Wornall of Kansas City Limited Partnership, a North Carolina limited partnership.

31. Meadowbrook Manor Blue Hills of Kansas City Limited Partnership I, a North Carolina limited partnership.

32. Meadowbrook Manor Blue Hills of Kansas City Limited Partnership II, a North Carolina limited partnership.

                                      -2-                            EXHIBIT C-2

                                   Exhibit D
                                      to
                              Facility Agreement


                                   GUARANTY


          This GUARANTY (this "Guaranty"), dated [___________],1992, made jointly and severally by Don G. Angell and Daniel D. Mosca individually, a "Guarantor" and collectively, the "Guarantors"), in favor of FIRST HEALTHCARE CORPORATION, a Delaware corporation ("FHC").

                            PRELIMINARY STATEMENTS:

          (1) FHC has entered into a Facility Agreement dated as of April 23, 1992 (said Agreement, as it may be amended or otherwise modified, being the "Facility Agreement" the terms defined therein and not otherwise defined herein being used herein as therein defined) with the limited partnerships listed in schedule A attached hereto (individually, a "Buyer" and collectively, the "Buyers").

          (2) Pursuant to the Facility Agreement certain Buyers have executed and delivered to FHC Promissory Notes aggregating $[___________] in principal amount, and certain Buyers will execute and deliver to FHC Promissory Notes aggregating the Purchase Price then due in respect of the Bond-financed Owned Facilities (said Promissory Notes, as they may be supplemented amended, extended, renewed or otherwise modified, being the "Promissory Notes").

          (3) Pursuant to the Facility Agreement, certain Buyers have entered into the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease with FHC.

          (4) Pursuant to the Facility Agreement certain Buyers, as subleases, have entered into subleases with FHC, as sublessor, (said subleases, as they may be supplemented, amended or otherwise modified, being the "Subleases").

          (5) The Guarantors collectively own, directly or indirectly, 100% of the issued and outstanding stock of the General Partner and own, directly or indirectly, a 100% interest in each Buyer. The Guarantors are financially interested in the well-being of the Buyers and will receive an economic benefit from FHC's willingness to accept the Promissory Notes and to enter into the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases.

          (6) It is a condition precedent to the obligation of FHC to consummate the transactions contemplated by the Facility Agreement, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases that the Guarantors shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and for other, good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Guarantors, the Guarantors hereby jointly and severally agree as follows:

          SECTION 1.  Guaranty.  The Guarantors hereby irrevocably  and
                      --------
unconditionally guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of twenty percent (20%) of all of the Buyers' aggregate obligations at any

                                      -1-                              EXHIBIT D
time outstanding (a) under the Promissory Notes in respect of principal, interest and any late charges, (b) under the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease in respect of the rent thereunder, and (c) under the Subleases in respect of the Rent (said twenty percent (20%) of said obligations being the "Obligations"), and agree to pay all expresses (including counsel fees and expenses, including reasonable charges allocated for internal corporate counsel incurred by FHC in enforcing any rights under this Guaranty, Without limiting the generality of the foregoing, the Guarantors' liability shall extend to all amounts which constitute part of the Obligations and would be owed by any Buyer under the Promissory Notes, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease or the Subleases but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Buyer.

          SECTION 2.  Guaranty Absolute. The Guarantors guarantee that the
                      -----------------
Obligations will be paid strictly in accordance with the terms of the Promissory Notes, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases, respectively, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of FHC with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against any Buyer or whether any Buyer is joined in any such action or actions. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Facility Agreement, the Promissory Notes or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to departure from the Facility Agreement, the Promissory Notes, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease or the Subleases;

          (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for any of the Obligations;

          (iv) any manner of application of collateral, or proceeds thereof, to any of the Obligations, or any manner of sale or other disposition of any collateral for any of the Obligations or any other assets of any Buyer:

          (v) any change, restructuring or termination of the partnership structure or existence of any Buyer: or

          (vi) any other circumstance which might otherwise constitute a defense (other than payment) available to, or a discharge of, any Buyer or any guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by FHC upon the insolvency, bankruptcy or reorganization of any Buyer or otherwise, all as though such payment had not been made.

          SECTION 3.  Waiver. Each Guarantor hereby waives promptness,
                      ------
diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and

                                      -2-                              EXHIBIT D
any requirement that FHC protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Buyer or any other person or entity or any collateral. Without limiting the foregoing, it shall not be necessary for FHC (and each Guarantor hereby waives any rights such Guarantor may have to require FHC), in order to enforce payment by the Guaranty under this Guaranty, first to enforce its rights against any, security that shall ever have been given to secure the Obligations, including, but not limited to, its rights under the Mortgages.

          SECTION 4.  Waiver of Subrogation Rights. Each Guarantor hereby waives
                      ----------------------------
all rights and claims that such Guarantor has or hereafter may have or acquire (whether arising directly or indirectly, by operation of law, by contract or otherwise) against any Buyer by reason of any payment to FHC pursuant to this Guaranty, including, but not limited to, rights of exoneration, indemnity, contribution reimbursement and subrogation.

          SECTION 5.  Consent to Jurisdiction. Each Guarantor hereby irrevocably
                      -----------------------
submits to the jurisdiction of any court of the State of Washington or any federal court of the United States of America (or any district of the state of Washington, and any appellate court from any of such courts, in any action or proceeding arising out of or relating to this Guaranty, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court of the State of Washington or in such federal court of the United states of America for any district of the state of Washington. Each Guarantor, to fullest extent permitted by applicable law, hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Guarantor hereby irrevocably appoints Don R. House (the "Process Agent") as his agent to receive on behalf of such Guarantor and his property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to such Guarantor in care of the Process Agent at 215 Executive Park Boulevard, Winston-Salem, North Carolina 27103-1594, and each Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on his behalf. As an alternative of service, each Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Guarantor at his address specified in Section 10 hereof. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 5 shall affect the right of FHC to serve legal process in any other manner permitted by law or affect the right of FHC to bring any action or proceeding against the Guarantors or their respective property in the courts of any other jurisdictions.

          SECTION 6.  Representations and Warranties. Each Guarantor hereby
                      ------------------------------
represents and warrants as follows:

               (a) The execution, delivery and performance by such Guarantor of this Guaranty do not contravene any law or contractual restriction binding on or affecting such Guarantor or such Guarantor's property.

               (b) No authorization, consent, approval or other action by, and no notice to or filing, recording or registration with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

                                      -3-                              EXHIBIT D

               (c) This Guaranty has been duly executed by such Guarantor and is a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

               (d) There is no pending or, to the knowledge of such Guarantor, threatened action or proceeding before any court governmental agency or arbitrator against or affecting such Guarantor which purports to affect the validity or enforceability of this Guaranty.

               (e) Except as set forth in Schedule 6(e) attached hereto, there is no pending or, to the knowledge of such Guarantor, threatened action or proceeding before any court, governmental agency or arbitrator against or affecting such Guarantor which, if determined adversely to such Guarantor, would materially and adversely affect the financial condition of such Guarantor.

               (f) The balance sheets of such Guarantor as of the end of the two most recently completed calendar years, which have been furnished to FHC by such Guarantor, fairly present the financial condition of such Guarantor as of the respective dates of such balance sheets, and there are no liabilities, direct or indirect, fixed or contingent, of such Guarantor as of the respective dates of such balance sheets that are not reflected therein. Since the latest date of such balance sheets, there have been no material adverse changes in the financial condition of such Guarantor.

               (g) There are no conditions precedent to the effectiveness of this Guaranty that have not been sated or waived.

               (h) Such Guarantor has, independently and without reliance upon FHC and based on documents and information as he has deemed appropriate, made his own credit analysis and decision to enter into this Guaranty.

          SECTION 7.  Affirmative Covenants. Each Guarantor covenants and agrees
                      ---------------------
that, so long as any part of the Obligations shall remain unpaid, such Guarantor will, unless FHC shall otherwise consent in writing:

               (a)    Compliance with Laws, Etc. Comply in all material respects
                      --------------------------
with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon such Guarantor or upon such Guarantor's property, except to the extent contested in good faith.

               (b)    Reporting Requirements. Furnish to FHC (i) a: soon a
                      ----------------------
available, and in any event within one-hundred twenty days after the end of each calendar year, a balance sheet of such Guarantor as of the end of such calendar year, certified by such Guarantor as fairly presenting the financial condition of such Guarantor at the date of such balance sheet and a reflecting all liabilities, direct or indirect, fixed or contingent, of such Guarantor at the date of such balance sheet, and (ii) such other information respecting the business, properties or financial condition of such Guarantor, in form and substance satisfactory to FHC, as FHC may reasonably request.

               (c)    Net Worth. Together with the other Guarantor, maintain an
                      ---------
excess of total assets over total liabilities of not less than $10,000,000.

                                      -4-                              EXHIBIT D

               (d)    Equity Interest. Together with the other Guarantor or any
                      ---------------
heir, devisee or trustee of any living trust of any Guarantor, own, directly or indirectly, not less than sixty-seven percent of the issued and outstanding stock having voting power of each corporate general partner in each Buyer and maintain, directly or indirectly, a sixty-seven percent interest in the capital or profits of each Buyer.

          SECTION 8.  Negative Covenants. Each Guarantor covenants and agrees
                      ------------------
that, so long as any part of the Obligations shall remain unpaid, such Guarantor will not, without the prior written consent of FHC, sell, assign, pledge, transfer, convey or otherwise dispose of, or permit any Person in which such Guarantor has an interest to sell, assign, pledge, transfer, convey or otherwise dispose of, any shares of the stock of any general partner in any Buyer or of any interest in any Buyer, except to the other Guarantor or to any Buyer or to any heir, devisee or trustee of any living trust of any Guarantor.

          SECTION 9.  Amendments, Etc. No amendment or waiver of any provision
                      ---------------
of this Guaranty, and no consent to any departure by any Guarantor from this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Chief Executive Officer or the President of FHC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 10. Notices. All notices, consents, requests and other
                      -------
communications under or in connection with this Guaranty shall be in writing and shall be sent via personal delivery, via telephone facsimile transmission, via certified or registered mail, return receipt requested, or via express courier or delivery service, addressed as set forth below or at such other address or telephone facsimile number as shall be designated by a party in a written notice given to each other party complying as to delivery with the terms of this
Section 10.

If to FHC, at:

          c\o The Hillhaven Corporation
          The Cornerstone Building
          1148 Broadway Plaza
          Tacoma, Washington 98402
          Attn: Vice President - Acquisitions and Development
          Facsimile: (206)7564871

with a copy to:

          The Hillhaven Corporation
          The Cornerstone Building
          1146 Broadway Plaza
          Tacoma, Washington 98402
          Attn: General Counsel
          Facsimile: (206)756-4845 or (206)756-4743

                                      -5-                              EXHIBIT D
if to the Guarantors, at:

          Don G. Angell
          P.O. Box 1670
          Clemmons, North Carolina 27012
          Facsimile: (919) 998-2560

          Daniel D. Mosca
          4901 Holly Ridge Drive
          Raleigh, North Carolina 27612

with a copy to:

          George E. Hollodick
          House & Blanco, P.A.
          215 Executive Park Boulevard
          Winston-Salem, North Carolina 27103
          Facsimile: (919)765-4830

All such notices, consents, requests and other communications shall be deemed given (a) when given and receipted for (or upon the date of attempted delivery when delivery is refused), if sent via personal delivery, via certified or registered mail, return receipt requested, or via express courier or delivery service or (b) when received, if sent via telephone facsimile transmission (confirmation of such receipt via confirmed telephone facsimile transmission being deemed receipt of any such notice, consent, request or other communication sent via telephone facsimile transmission).

          SECTION 11. No Waiver; Remedies. No failure on the part of FHC to
                      -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 12. Continuing Guaranty: Assignment. This Guaranty is a
                      -------------------------------
continuing guaranty and shall (i) remain in full force and effect until payment in full of (a) all obligations of the Buyers now or hereafter existing under the Promissory Notes in respect of principal, interest and any late charges, (b) all rent that the Buyers are now or hereafter obligated to pay under the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease, (c) all the Rent that the Buyers are now or hereafter obligated to Pay under the Subleases and (d) all other amounts payable under the Guaranty, (ii) be binding upon each Guarantor and such Guarantor's heirs, personal representatives, successors and assigns, and (iii) inure to the benefit of, and be enforceable by, FHC and its successors, transferees and assigns. Without limiting the generality of the forgoing clause, (iii), FHC may assign or otherwise transfer all or any portion of its rights under this Guaranty, the Promissory Notes, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease and the Subleases to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to FHC herein or otherwise.

          SECTION 13. Waiver of Jury Trial. Each Guarantor, and FHC by accepting
                      --------------------
this Guaranty, hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) arising from or by reason of or relating to this Guaranty, or any actions of FHC in the negotiation, performance or enforcement of this Guaranty.

                                      -6-                              EXHIBIT D

          SECTION 14. Applicable Law. This Guaranty shall be governed by, and
                      --------------
construed in all respects (including matters of construction, validity and performance) in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

          SECTION 15. Oral Agreements Unenforceable. ORAL AGREEMENTS OR ORAL
                      -----------------------------  -----------------------
COMMITMENTS TO LOAN MONEY EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT
-------------------------------------------------------------------------------
OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
--------------------------------------------------

          IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Guaranty as of the date first above written.



                                                  ------------------------------
                                                  Don G. Angell, individually


                                                  ------------------------------
                                                  Daniel D. Mosca, individually

                                      -7-                              EXHIBIT D

                                   Exhibit E
                                       to
                               Facility Agreement


                        RECEIPT AND ASSUMPTION AGREEMENT



          This RECEIPT AND ASSUMPTION AGREEMENT is made by [____________], a North Carolina limited partnership (the "Buyer") to FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Seller"), pursuant to, and as a condition precedent to the obligation of the Seller to consummate the transactions contemplated by, the Facility Agreement, dated as of April 23, 1992 (the "Facility Agreement"), among the Seller and the Buyer and affiliates of the Buyer.

          The Buyer hereby acknowledges receipt from the Seller of personal funds of residents of the [name of Facility] located in [_________________, _____________] (the "Facility"), in the aggregate amount of $[__________] (the "Funds").

          The Buyer hereby further acknowledges that the Funds have been transferred to and deposited in Account No. [___________], in the name of "[____________,]" with [Name of Bank] at its office at [ __________,
                        ------------
__________], all in accordance with all laws, rules and regulations applicable to the management and protection of personal funds of residents of the Facility.

          In order to induce the Seller to consummate the transactions contemplated by the Facility Agreement, the Buyer hereby assumes all of the Seller's fiduciary, custodial and other obligations and liabilities with respect to the Funds.

          This Receipt and Assumption Agreement shall be binding upon the Buyer and its successors and assigns, shall inure to the benefit of and be enforceable by the Seller and its successors and assigns, and shall be governed by, and construed in all respects in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

          IN WITNESS WHEREOF, the Buyer has executed this Receipt and Assumption Agreement on [__________ ___], 1992.

                                          [BUYER]

                                          By MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner




                                          By______________________________
                                            Title:________________________

                                                                       EXHIBIT E

                                   Exhibit G
                                       to
                               Facility Agreement



                      BILL OF SALE AND GENERAL ASSIGNMENT



          FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Seller") having an address at The Cornerstone Building, 1148 Broadway Plaza, Tacoma, County of Pierce, State of Washington 98402, for good and valuable consideration to it paid, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Facility Agreement dated as of April 23, 1992 (the "Facility Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), among the Seller and _____________ a North Carolina limited partnership (the "Buyer"), having an address at [_____________], [_______], County of [_________], State of [____________]
[_____________], and affiliates of the Buyer. has sold, assigned, transferred and conveyed, and does by these presents sell, assign, transfer and convey, unto the Buyer, as of the date set forth below (the "Closing Date"). the Seller's right, title and interest in, to and under the following assets (collectively, the "Purchased Assets"), "AS IS , WHERE IS and WITH ALL FAULTS", subject to the
                          -----   --------     ---------------
Permitted Liens:

               (a) all Inventory used exclusively in the operation of [name of Facility] located in [_______, _____________] (the "Facility");

               (b)  all Permits relating to or affecting the Facility;


               (c) all Personal Property located in or upon or used exclusively in connection with the Facility; and

               (d) all Records exclusively relating to or affecting the Facility;


TO HAVE AND TO HOLD the Purchased Assets unto the Buyer and its successors and assigns to and for its use forever. The Seller hereby warrants to the Buyer that the Seller is the lawful owner of the Purchased Assets. that the Purchased Assets are free and clear of all Liens other than the Permitted Liens, and that the Seller has the right to sell the Purchased Assets subject to the terms and conditions of the Facility Agreement.

          This Bill of Sale and General Assignment is delivered pursuant to the Facility Agreement and shall be construed consistently with the Facility Agreement. Without limiting the generality of the preceding sentence, the Seller has not sold, assigned. transferred or conveyed, and does not sell, assign, transfer or convey, unto the Buyer or its successors and assigns any of the Sellers right, title or interest in, to or under any of the Excluded Assets.

          EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN
ARTICLE III OF THE FACILITY AGREEMENT AND IN THIS BILL OF SALE AND GENERAL ASSIGNMENT, THE SELLER HAS NOT MADE AND DOES NOT MAKE, AND THE SELLER HEREBY EXPRESSLY DISCLAIMS, ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PURCHASED ASSETS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, TENANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND REPRESENTATIONS OR WARRANTIES WITH RESPECT TO (A) THE EXISTENCE OR ABSENCE OF ANY HAZARDOUS

                                      -1-                              EXHIBIT G

SUBSTANCE IN, ON, UNDER OR AFFECTING ANY OF THE PURCHASED ASSETS, (B) THE COMPLIANCE OF ANY OF THE PURCHASED ASSETS, INCLUDING ITS OR THEIR USE OR OPERATION, WITH ANY ENVIRONMENTAL LAW. (C) THE ASSIGNABILITY OR TRANSFERABILITY OF ANY OF THE PERMITS, AND (D) THE EFFECT ON THE BUSINESS, ASSETS, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF THE FACILITY OF ANY ENACTED, PUBLISHED OR REPORTED LAWS, RULES, REGULATIONS OR JUDICIAL OR ADMINISTRATIVE DECISIONS (WHETHER HAVING RETROACTIVE OR PROSPECTIVE EFFECT) PERTAINING TO MATTERS OF LICENSURE, SURVEY, REIMBURSEMENT OR PRIVATE PAY CENSUS.

          This Bill of Sale and General Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

          IN WITNESS WHEREOF, the Seller has caused this Bill of Sale and General Assignment to be executed and delivered by its duly authorized officer on [____________ _____], 1992

                                    FIRST HEALTHCARE CORPORATION


                                    By_____________________________
                                      Title:_______________________



                 [ADD ALL REQUIRED PROVISIONS FOR ATTESTATIONS,
                 SIGNATURES OF WITNESSES AND ACKNOWLEDGEMENTS]

                                      -2-                              EXHIBIT G

                                   Exhibit H
                                       to
                               Facility Agreement

               [Form of Opinion of General Counsel to the Seller]



                                                           [__________ ___],1992



The Limited Partnerships listed
 in Schedule A attached hereto
P.O. Box 1670
Clemmons, North Carolina 27012

Ladies and Gentlemen:

          I am the General Counsel of First Healthcare Corporation, a Delaware corporation (the "Seller"), in connection with the preparation, execution and delivery of the Facility Agreement, dated as of April 23. 1992 (the "Agreement"), among the Sellers and the limited partnerships listed in Schedule A attached hereto (collectively. the "Buyers"). All capitalized terms that are used in this letter without definition shall have the respective meanings assigned to those terms in the Agreement.

          In the course of my legal review relating to this letter. I have examined or caused to be examined:

               (a)  the Agreement;

               (b) the Assignment and Assumption Agreements listed in Schedule B attached hereto;

               (c)  the Deeds listed in Schedule C attached hereto;

               (d)  the Bills of Sale listed in Schedule D attached hereto;

               (e) the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease listed in Schedule E attached hereto; the Subleases listed in Schedule F attached hereto;

               (g) the certificate of incorporation of the Seller, and all amendments thereto;

               (h)  the bylaws of the Seller, and all amendments thereto;

               (i) certificate of authorization, or the equivalent, dated [_________ __], 1992, issued with respect to the Seller by the Secretary of State of the State of Kansas; and

               (j) certificate of authorization, or the equivalent, dated [_________ __], 1992, issued with respect to the Seller by the Secretary of State of the State of Missouri.





                                                                       EXHIBIT H

[______________]
________ ___, 1992
Page 2


          In addition, I have examined or caused to be examined, the originals or copies, certified or otherwise identified to my satisfaction, of resolutions of the Board of Directors of the Seller and of such other documents, corporate records, certificates of public authorities and other documents and instruments as I have deemed necessary or advisable for the purpose of rendering the opinions expressed in this letter, for the purposes of this letter, the documents and instruments referred to in clauses (a) through (f) abode are sometimes referred to in this letter individually as a "Transaction Document" and collectively as the "Transaction Documents."

          I have assumed without independent verification:

          (a) the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents, instruments and certificates submitted to me as originals, and the exact conformity with the executed originals of all documents, instruments and certificates submitted to me as copies;

          (b) that the execution, delivery and performance of each document, instrument and certificate submitted to me has been duly authorized by all necessary action (corporate, partnership and otherwise) on the part of all persons and entities (other than the Seller) that are signatories thereto;

          (c) that each document, instrument and certificate submitted to me has been duly executed and delivered, pursuant to all requisite power and authority (corporate and otherwise"). by or on behalf of all persons and entities (other than the Seller) that are signatories thereto; and

          (d) that each Transaction Document to which any Buyer is a party constitutes a legal, valid and binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms.

          As to questions of fact material to my opinions, I have relied without independent verification solely upon the documents, instruments and certificates submitted to me. Whenever my opinion relates to my "knowledge," by the use of terms such as "to my knowledge," my opinion is based solely upon the Transaction Documents and information obtained by making inquiries of officers of the Seller who are actively involved in the management and operation of the facilities.

          I am qualified to practice law in the State of California and do not express any opinions in this letter concerning any laws other than the laws of the State of California, the general corporation laws of the state of Delaware, and the federal laws of the United States of America.

          Based upon and subject to the foregoing, and further subject to the qualifications set forth below, I am of the opinion that:

          1. The Seller is a corporation, duty incorporated and validly existing under the laws of the State of Delaware. The Seller has the corporate power and authority to execute and deliver, and to perform its obligations under, each of the Transaction Documents. The Seller is duly licensed or qualified to transact business as a foreign corporation in the States of Kansas and Missouri.





                                                                       EXHIBIT H

[______________]
________ ___, 1992
Page 3

          2. The execution and delivery by the Seller of, and the performance by the Seller of its obligations under, each Transaction Document have been duly authorized by all necessary corporate action on the part of the Seller. Each TransactIon Document has been duly executed and delivered on behalf of the Seller by an authorized officer of the Seller. Each Transaction Document constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

          3. Neither the execution and delivery by the Seller of. nor the performance by the Seller of its obligations under, the Transaction Documents conflicts with, or results in the breach of, or constitutes a default under any provisions of the certificate of incorporation of the Seller, the bylaws of the Seller or, to my knowledge, any agreement, instrument, judgment, order, award or decree to which the Seller is a party or by which the Seller is bound.

          4. Except for [________________], all of which have been obtained or made, no authorization, consent or approval by, and no filing, registration or qualification with, any governmental authority or other person or entity is necessary for the due execution and delivery by the Seller of the Transaction Documents.

          5. To my knowledge, except as set forth in Schedule 3.04 of the Agreement, there is no action, suit, legal proceeding. arbitration proceeding, administrative proceeding or investigation pending or threatened against or affecting any facility or any of the other Purchased Assets before any court, any arbitrator or any governmental body, agency or official which, if determined or resolved adversely to the Seller, would reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by the Agreement.

          6. To my knowledge, no bankruptcy, insolvency or similar proceeding is pending against or contemplated by the Seller.

          The opinions expressed ate are subject to the following qualifications:

          A. The enforceability of obligations and the availability of remedies are subject to and may be limited by (i) bankruptcy. insolvency, reorganization, arrangement, fraudulent transfer, moratorium and similar laws affecting creditors' rights generally and (ii) general principles of equity (including, but not limited to, concepts of materiality, reasonableness, good faith and fair dealing and principles that may limit the availability of specific performance or injunctive or other equitable relief) whether such enforceability of obligations or availability of remedies is considered in a proceeding in equity or at law.

          B.   I express no opinion as to:

               (1) whether the Seller has, or at any time had, any right, title or interest in or to all or any portion of the Purchased Assets or the Leased Facilities;

               (2) any provisions in the Transaction Documents insofar as they purport to provide that any party (A) may have rights to indemnification, (B) may have rights to the payment or reimbursement of attorneys' fees except to the extent that a court determines that such fees are





                                                                       EXHIBIT H

[______________]
________ ___, 1992
Page 4

reasonable, (C) may have rights to the payment of any sum as liquidated damages,
(D) may exercise sets or similar rights or (E) waives any right or defense;

               (3) any provisions of the "bulk sales," "bulk transfer" or similar laws of any state or other jurisdiction; and

               (4)  Section 5.08 of the Agreement.

          This letter is furnished to you at the request of the Seller pursuant to Section 8.04(k) of the Agreement and is solely for your benefit and for the purpose of the consummation of the transactions contemplated by the Agreement. This letter may not be relied upon or used by, and no copy of this letter may be furnished to, any other person or entity or for any other purpose without my express, prior written consent. I disclaim any obligation to update this letter or otherwise to advise you of any matters (including, but not limited to, any subsequently enacted, published or reported laws, rules, regulations or judicial decisions having retroactive effect) which may come to my attention after the date of this letter and which affect any of the opinions expressed in this letter.

                                             Very truly yours,


                                             Richard P. Adcock,
                                             General Counsel
                                             First Healthcare Corporation






                                                                       EXHIBIT H

                                   Exhibit M
                                       to
                               Facility Agreement

                         ACCOUNTING SERVICES AGREEMENT

          This ACCOUNTING SERVICES AGREEMENT (the "Agreement") dated as of _________, 1992, between First Healthcare Corporation, a Delaware corporation ("Vendor"), and _____________, a North Carolina limited partnership ("Owner").

                                  WITNESSETH:
                                  -----------

          WHEREAS, pursuant to that certain Facility Agreement dated as of April __, 1992 (the "Facility Agreement"), amoung Vendor, as Seller, and the parties referenced therein, including Owner, as Buyers, Seller has agreed, inter alia to
                                                                   ----- ----
[sell/sublease/lease] to Owner that certain [skilled nursing/retirement] facility known as ____________ (the "Facility"); and

          WHEREAS, Vendor has accounting systems and procedures in place to provide certain accounting services with respect to the Facility; and

          WHEREAS, Owner desires to engage Vendor to provide certain accounting services with respect to the Facility pursuant to the terms and conditions set forth herein.

          NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Retention of Vendor.  Owner hereby retains Vendor to provide
               -------------------
certain accounting services in connection with the Facility under the terms and conditions set forth herein.

          2.   Responsibilities of Vendor.  During the Term, as defined below,
               --------------------------
Vendor shall provide the following accounting services to Owner in connection with the operation of the Facility:

               A.   Accounts Payable.  Vendor shall provide accounts payable
                    ----------------
processing services with respect in accounts payable generated from operations of the Facility. Such accounts payable accounting services shall include processing accounts payable batch terminal input, maintaining history files and accounts payable distribution reports and vendor reports and distributing annual 1099's (where applicable) and checks. Vendor shall provide Owner with (i) printouts showing distribution of expenses to Vendor's standard chart of accounts, and (ii) all computer printouts it generates with respect to the Facility. Vendor shall not be responsible for reconciling bank accounts.

               B.   Payroll.  Vendor shall provide payroll processing services
                    -------
with respect to employees of the Facility. Such payroll processing services shall include processing payroll input, maintaining payroll history files, distributing payroll registers and payroll checks and providing information for Owner to prepare quarterly tax reports and annual W-2's.

               C.   Accounts Receivable.  Vendor shall establish an electronic
                    -------------------
billing service (but not with respect to Medicaid agency billings) which shall provide accounts receivable processing services with respect to the Facility. Such accounts receivable accounting services shall include processing accounts receivable input, maintaining files, preparing accounts receivable aging and

                                      -1-                              EXHIBIT M
distributing reports. It is expressly understood that Vendor is not responsible for collecting accounts receivable.

          3.   Term.  The term of this Agreement (the "Term") shall commence on
               ----
the date [Vendor transfers title to the facility to Owner/the sublease between Vendor and Owner with respect to the Facility commences] and shall continue for a period of six months, unless earlier terminated as herein provided. Notwithstanding anything to the contrary contained herein: (A) Vendor shall be entitled to terminate this Agreement at any time upon 30 days' prior written notice to Owner; and (B) Owner shall be entitled to terminate this Agreement at any time upon 30 days' prior written notice to Owner.

          4.   Fees.  For services performed hereunder, Owner shall pay to
               ----
Vendor the following:

               A.   Start-Up Fee.  Owner shall pay to Vendor a one-time start-up
                    ------------
fee in the amount of $1,000.

               B.   Monthly Fee.  Owner shall pay to Vendor a monthly fee equal
                    -----------
to [$1,000/$750]. Upon 30 days' prior written notice as set forth in Section 3(B), Owner shall be entitled to terminate services provided pursuant to this Agreement, and upon the effectiveness of any such termination, Owner's obligation to pay the monthly fee with respect to the Facility shall also terminate. If the services of Vendor hereunder commence or terminate other than on the first day of a month, compensation set forth in this Section 4(B) shall be prorated for the number of days for which services are actually rendered with respect to the Facility.

               C.   Expense Reimbursement.  Owner shall reimburse Vendor for the
                    ---------------------
following items:

                      (i) Overnight or other expedited mailing or delivery service costs in excess of first class regular mail; and

                     (ii)  Cost of check stock, if any.

               D.   Late Charges.  Owner shall pay to Vendor, to the extent
                    ------------
permitted by applicable law, interest on any amount owing to Vendor under this Agreement which is not paid when due, for any period for which any of the same is overdue (without regard to any grace period), at a rate equal to the lesser of (i) four percent in excess of the rate announced from time to time by Chase Manhattan Bank, N.A. as its prime or reference rate, as such rate may change from time to time, and (ii) the maximum rate of the interest permitted by applicable law.

               E.   Method of Payment.  Owner shall pay the amount set forth in
                    -----------------
Section 4(a) concurrently with the execution of this Agreement. Owner shall pay the amounts set forth in Sections 4(B) and (C) monthly, in arrears, no later than the tenth day of the month following the month during which such amounts were earned or expenses incurred. Owner shall pay any amounts owing pursuant to
Section 4(D) upon Vendor's demand.

          5.   Proprietary Interest.  The systems, methods, procedures and
               --------------------
controls employed by Vendor, including, without limitation, any operating manuals and computer software developed by Vendor, and any written materials or brochures developed by Vendor to document the same, are to remain the property of Vendor, and Owner shall not, at any time, utilize, distribute, copy or otherwise employ or acquire any such materials or brochures without Vendor's prior written consent, which Vendor may withhold in its sole discretion.

                                      -2-                              EXHIBIT M

          6.   No Guaranty of Profitability.  Owner acknowledges that Vendor
               ----------------------------
does not guarantee that the Facility will be profitable.

          7.   Default.  Either party may terminate this Agreement in the event
               -------
of any of the following events ("Events of Default") by or with respect to the party:

               (A)  By Vendor.  With respect to Vendor, the following shall
                    ---------
constitute Events of Default hereunder:

                      (i) Vendor shall fail to keep, observe or perform any material agreement, term or provision of this Agreement, and such failure shall continue for a period of seven days after notice thereof shall have been given to Vendor by Owner, which notice shall specify the event or events constituting the failure; provided, however, that Vendor shall not be deemed to be in
             --------  -------
violation of this Agreement, and no Event of Default shall have occurred, if Vendor is prevented from performing any of its obligations hereunder for any reason beyond its control, including, without limitation, strikes, shortages, war, acts of God, lack of Owner's financial resources, or any statute, regulation or rule of federal, state or local government or agency thereof; or

                     (ii) Vendor shall apply for or consent to the appointment of a receiver, trustee or liquidator of Vendor or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law; or an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Vendor a bankrupt or insolvent or approving a petition seeking reorganization of Vendor, or appointing a receiver, trustee or liquidator of Vendor or of all or a substantial part of its assets, and such order shall remain undismissed, undischarged or unbonded for a period of 60 days.

               (B)  By Owner.  With respect to Owner, the following shall
                    --------
constitute Events of Default hereunder:

                      (i) Owner shall fail to make or cause to be made any payment to Vendor required to be made hereunder, and such failure shall continue for a period of ten days after notice thereof shall have been given to Owner;

                     (ii) Owner shall fail to keep, observe or perform any other agreement, term or provision of this Agreement and such default shall continue for a period of 30 days after notice thereof shall have been given to Owner by Vendor, which notice shall specify the event or events constituting the default; or

                    (iii) Owner shall default under any provision set forth in any Transaction Documents, as that term is defined in the Facility Agreement.

                     (iv) Owner shall be dissolved or shall apply for a consent to the appointment of a receiver, trustee or liquidator of Owner or of all or a substantial part of its assets, file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file, or have filed against it, a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law; or an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Owner a bankrupt or insolvent or approving a petition seeking reorganization of Owner, or appointing a receiver, trustee or liquidator of Owner or of all or a substantial

                                      -3-                              EXHIBIT M
part of its assets and such order shall remain undismissed undischarged or unbonded for a period of 60 days.

          8.   Remedies Upon Default.
               ---------------------

               A.   Remedies of Vendor.  Upon the occurrence of an Event of
                    ------------------
Default by Owner and at any time thereafter, Vendor may, in its discretion, do any one or more of the following: (i) terminate this Agreement, remove its hardware, software, manuals and other items owned by Vendor from the Facility and declare all sums earned but unpaid to the date of termination to be immediately due and payable; or (ii) exercise any other right or remedy available to its under applicable law, including without limitation the right to recover damages for the breach hereof.

               B.   Remedies of Owner.  Upon the occurrence of any Event of
                    -----------------
Default by Vendor and at any time thereafter, Owner may, in its discretion, do any one or more of the following: (i) terminate this Agreement, whereupon Vendor shall remove its hardware, software, manuals and other items owned by Vendor from the Facility, and neither party shall have any further obligation whatsoever under this Agreement; or (ii) exercise any other right or remedy available to it under applicable law, including without limitation the right to recover damages for the breach hereof; provided, however, that Owner shall
                                       --------  -------
immediately pay to Vendor all amounts due and owing to Vendor through the date of termination.

               C.   Rights Cumulative; No Waiver, Limitation.  No right or
                    ----------------------------------------
remedy herein conferred upon or reserved to either of the parties hereto is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereafter legally existing. The failure of either party hereto to insist at any time upon the strict observance or performance of any of the provisions of this Agreement or to exercise any right or remedy as provided in this Agreement shall not impair any such right or remedy or be constructed as a waiver or relinquishment thereof with respect to subsequent defaults. Every right and remedy given by this Agreement to the parties hereof may be exercised from time to time and as often as may be deemed expedient by the parties hereto, as the case may be. Notwithstanding anything to the contrary contained in this Agreement, in no event shall either party be liable to the other for any incidental or consequential damages, loss of profits or any exemplary or punitive damages regardless of the circumstances from which such damages arise arising out of any breach of this Agreement.

          9.   Miscellaneous.
               -------------

               A.   Disclaimer of Employment of Facility Employees.  No person
                    ----------------------------------------------
employed by the Owner will be an employee of Vendor, and Vendor shall have no liability for payment of their wages, payroll taxes and other expenses of employment. All such persons shall be employees of the Owner.

               B.   Relationship of the Parties; Disclaimer of Liability;
                    -----------------------------------------------------
Indemnification.  The relationship of Vendor to Owner shall be that of an
---------------
independent contractor, and all acts performed by Vendor pursuant to this Agreement during the Term shall be deemed to be performed in its capacity as an independent contractor. Vendor shall not be liable for any loss, expense, cost or liability incurred by or asserted against Owner, unless such loss, expense, cost or liability results from the gross negligence or willful misconduct of Vendor. Owner shall indemnify and hold Vendor harmless from and against any and all loss, expense, cost or liability arising from or related to the Facility; provided, however, that Owner shall not be obligated to indemnify Vendor for any
--------  -------
loss, expense, cost or liability which results from Vendor's gross negligence or willful misconduct.

                                      -4-                              EXHIBIT M

               C.   Employee Non-solicitation.  Recognizing the unique services
                    -------------------------
provided by employees of Vendor, during the Term and for a period of two years after termination of the Agreement, Owner shall not directly or indirectly solicit or employ any accounting or finance employees of Vendor based in Tacoma, Washington to become employees of Owner without Vendor's prior written consent which Vendor may withhold in its sole discretion.

               D.   Assignment; Binding Effect.  This Agreement shall not be
                    --------------------------
assigned by either party. Notwithstanding the foregoing, either party may assign its rights and obligations hereunder to an entity controlling, controlled by or under common control with such party. This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

               E.   Notices.  All notices required or permitted hereunder shall
                    -------
be given in writing and shall be personally delivered or be sent by registered or certified mail, postage prepaid, to the following addresses or at such other places as either party shall designate in writing:

          If to Vendor:    FIRST HEALTHCARE CORPORATION
                             c/o The Hillhaven Corporation
                             1148 Broadway Plaza
                             Tacoma, Washington  98402
                             Attention:  Senior Vice President and
                             Chief Financial Officer

          With copies to:  THE HILLHAVEN CORPORATION
                             1148 Broadway Plaza
                             Tacoma, Washington  98402
                             Attention:  General Counsel

          If to Owner:     __________________________
                             P.O. Box 1670
                             Clemmons, North Carolina  27012
                             Attention:  W. Stewart Swain

          With copies to:  George E. Hollodick
                             P.O. Drawer 25008
                             Winston-Salem, North Carolina  27114-5006

          Notices shall be deemed effective upon receipt.

               F.   Entire Agreement.  This Agreement contains the entire
                    ----------------
agreement between the parties with respect to the subject matter hereof and shall supersede all prior understandings, agreements, or arrangements, oral or written, between the parties.

               G.   Amendment.  This Agreement shall not be modified or amended
                    ---------
except by written instrument signed by both of the parties.

               H.   Captions.  The captions and headings used herein are for
                    --------
convenience of reference only and shall not be construed in any manner to limit or modify any of the terms hereof.

               I.   Attorney's Fees.  In the event either party brings an action
                    ---------------
to enforce this Agreement, the prevailing party in such action shall be entitled to recover from the other all costs incurred in connection therewith, including reasonable attorney's fees. Reasonable attorney's fees shall include reasonable charges allocated for internal counsel.

                                      -5-                              EXHIBIT M

               J.   Severability.  In the event one or more of the provisions of
                    ------------
this Agreement is deemed to be invalid, illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be impaired thereby.

               K.   Authorization for Agreement.  Each of its parties represents
                    ---------------------------
and warrants to the other as follows:

                      (i) The execution, delivery and performance of this Agreement (a) are within the corporate or partnership powers of the respective parties, (b) have been duly authorized by all necessary corporate or partnership action, and (c) do not and will not (1) require any consent or approval by stockholders or partners or (2) violate any provision of any law, rule, regulation, order, writ, judgment, decree or award presently in effect having applicability to the parties or the articles of incorporation, bylaws or partnership agreement of the parties.

                     (ii) This Agreement constitutes the valid and binding obligations of Owner and Vendor, enforceable in accordance with its terms.

               L.   Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

               M.   Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of Washington.

               N.   Quality of Service.  Notwithstanding anything herein to the
                    ------------------
contrary, Vendor represents and warrants that the quality of the services it is obligated to provide hereunder shall at all times be equal to the quality of the services that it provides with respect to other facilities which it operates.

          IN WITNESS WHEREOF, the parties have each caused this Agreement to be duly executed by its duly authorized officer, as of the date first above written.


          OWNER:                ___________________________________________
                                By:  Meadowbrook Manor of Kansas &
                                    Missouri, Inc., Its general partner


                                        By:________________________________
                                           Its:____________________________


          VENDOR:               FIRST HEALTHCARE CORPORATION


                                By:________________________________________
                                   Its:____________________________________

                                      -6-                              EXHIBIT M

                                   Exhibit N
                                       to
                               Facility Agreement

                   [Form of Opinion of House & Blanco, P.A.]



                                                               [_________], 1992



First Healthcare Corporation
c/o The Hillhaven Corporation
The Cornerstone Building
1148 Broadway Plaza
Tacoma, Washington 98402

Attention: Vice President of Acquisitions
           and Development

Ladies and Gentlemen:

               We have acted as counsel to the limited partnerships listed in Schedule A attached hereto (collectively, the "Buyers") and to Don G. Angell and Daniel D. Mosca (collectively, the "Guarantors"), in connection with the preparation, execution and delivery of the Facility Agreement dated as of April 23, 1992 (the "Agreement"), among First Healthcare Corporation, a Delaware corporation (the "Seller"), and the Buyers. All capitalized terms that are used in this letter without definition shall have the respective meanings assigned to those terms in the Agreement.

               In the course of our legal review relating to this letter, we have examined:

               (a)  the Agreement;

               (b) the Assignment and Assumption Agreements listed in Schedule B attached hereto;

               (c)  the Promissory Notes listed in Schedule C attached hereto;

               (d)  the Mortgages listed in Schedule D attached hereto;

               (e) the Charlevoix Lease, the Bethesda Sublease and the Sedgwick Sublease listed in Schedule E attached hereto;

               (f)  the Subleases listed in Schedule F attached hereto;

               (g)  the Guaranty, dated [_____________ ____], 1992, made by the
Guarantors in favor of the Seller;


                                                                       EXHIBIT N

First Healthcare Corporation
[______________], 1992
Page 2


               (h) the Form UCC-1 financing statements listed in Schedule G attached hereto (collectively, the "Financing Statements");

               (i) the partnership agreement and the other organizational documents of each Buyer, and all amendments thereto;

               (j) a certificate of existence, or the equivalent, dated [_____________ ____], 1992, issued with respect to each Buyer by the Secretary of State of the State of North Carolina;

               (k) a certificate of authorization, or the equivalent, dated [____________________ ____], 1992, issued with respect to each Buyer by the Secretary of State of the State of Kansas; and

               (l) a certificate of authorization, or the equivalent, dated [_____________________ ____], 1992, issued with respect to each Buyer by the Secretary of State of the State of Missouri.

               In addition, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of resolutions of the Board of Directors of the General Partner in each Buyer, of partnership resolutions of each Buyer, and of such other documents, records, certificates of public authorities and other documents and instruments as we have deemed necessary or advisable for the purpose of rendering the opinions expressed in this letter. For the purposes of this letter, the documents and instruments referred to in clauses (a) through (g) above are sometimes referred to in this letter individually as a "Transaction Document" and collectively as the "Transaction Documents."

               We have assumed without independent verification:

               (a) the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents, instruments and certificates submitted to us as originals, and the exact conformity with the executed originals of all documents, instruments and certificates submitted to us as copies;

               (b) that the execution, delivery and performance of each document, instrument and certificate submitted to us has been duly authorized by all necessary action (corporate, partnership and otherwise) on the part of all persons and entities (other than the General Partner and the Buyers) that are signatories thereto;

               (c) that each document, instrument and certificate submitted to us has been duly executed and delivered, pursuant to all requisite power and authority (Corporate, Partnership and otherwise), by or on behalf of all persons and entities (other than the General Partner and the Buyers) that are signatories thereto; and

               (d) that each Transaction Document to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

               As to questions of fact material to our opinions, we have relied without independent verification solely upon the documents, instruments and certificates submitted to us. Whenever our opinion relates to our "knowledge," by the use of terms such as "to our knowledge," our opinion is



                                                                       EXHIBIT N

First Healthcare Corporation
[______________], 1992
Page 3



based solely upon the Transaction Documents and information obtained by making inquiries of officers of the General Partner in the Buyers, and of attorneys in this firm who are actively involved in the legal representation of the Buyers.

               We are qualified to practice law in the State of North Carolina and do not express any opinions in this letter concerning any laws other than the laws of the State of North Carolina and the federal laws of the United States of America.

               Based upon and subject to the foregoing, and further subject to the qualifications set forth below, we are of the opinion that:

               1. Each of the Buyers is a limited partnership, duly formed and validly existing under the laws of the State of North Carolina. Each of the Buyers has the power and authority to execute and deliver, and to perform its obligations under, each of the Transaction Documents to which it is a party. Based solely upon the certificates of authorization, or the equivalent, issued by the Secretary of State of the States of Kansas and Missouri, respectively, each of the Buyers is duly licensed or qualified to transact business as a foreign limited partnership in the State of Kansas or Missouri, as appropriate.

               2. The execution and delivery by each of the Buyers of, and the performance by each of the Buyers of its obligations under, each of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Buyer. Each of such Transaction Documents has been duly executed and delivered by such Buyer. If each of such Transaction Documents were governed by the local law's of the State of North Carolina, then each such Transaction Document would constitute a valid and binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms.

               3. The Guaranty has been duly executed and delivered by the Guarantors. If the Guaranty were governed by the local laws of the State of North Carolina, then the Guaranty would constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with its terms.

               4. Neither the execution and delivery by each of the buyers of, nor the performance by such Buyer of its obligations under, any of the Transaction Documents to which it is a party conflicts with, or results in the breach of, or constitutes a default under, any provisions of the partnership agreement of such Buyer or, to our knowledge, any agreement, instrument, judgement, order, award or decree to which such Buyer is a party or by which such Buyer or the General Partner is bound.

               5. To our knowledge, neither the execution and delivery by the Guarantors of, nor the performance by the Guarantors of their respective obligations under, the Guaranty conflicts with, or results in the breach of, or constitutes a default under, any agreement, instrument, judgement, order, award or decree to which either of the Guarantors is a party or by which either of the Guarantors is bound.

               6. Except for the recording of the Mortgages and the filing of the Financing Statements, and except for [___________], all of which have been obtained or made, no authorization, consent or approval by, and no filing, registration or qualification with, any governmental authority or



                                                                       EXHIBIT N

First Healthcare Corporation
[______________], 1992
Page 4


other person or entity (including, but not limited to, any limited partner in any Buyer) is necessary for the due execution and delivery by the Buyers or the Guarantors of any of the Transaction Documents.

               7. To our knowledge, except as set forth in Schedule 4.04 to the Agreement or in Schedule 6(e) to the Guaranty, there is no action, suit, legal proceeding, arbitration proceeding, administrative proceeding or investigation pending or threatened against or affecting any Buyer, the General Partner, any limited partner in any Buyer, or any Guarantor before any court, any arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, after or materially delay the transactions contemplated by the Agreement.

               8. To our knowledge, no bankruptcy, insolvency or similar proceeding is pending against or contemplated by the Buyers or the General Partner.

               9. Meadowbrook Manor of Kansas & Missouri, Inc., a North Carolina corporation, is the only general partner in the Buyers.

               The opinions expressed above are subject to the following qualifications:

               A. The enforceability of obligations and the availability of remedies are subject to and may be limited by (i) bankruptcy, insolvency, reorganization, arrangements, fraudulent transfer, moratorium and similar laws affecting creditors' rights generally and (ii) general principles of equity (including, but not limited to, concepts of materiality, reasonableness, good faith and fair dealing and principles that may limit the availability of specific performance or injunctive or other equitable relief) whether such enforceability of obligations or availability of remedies is considered in a proceeding in equity or at law.

               B. The enforceability of obligations and the availability of remedies under the Transaction Documents further may be limited by other laws with respect to or affecting remedial or procedural provisions contained in the Transaction Documents; provided that such other laws do not make the remedies or
                       --------
procedures afforded by the Transaction Documents inadequate for the practical realization of the principal benefits intended to be provided by the Transaction Documents.

               C.   We express no opinion as to:

                    (1) whether any Buyer has any right, title or interest in or to the Mortgaged Property (as defined in the Mortgages);

                    (2) the priority of any liens, security interests or other encumbrances or charges against or affecting the Mortgaged Property;

                    (3) any provisions in the Transaction Documents insofar as they purport to provide that any party (A) may have rights to indemnification,
(B) may have rights to the payment or reimbursement of attorneys' fees except to the extent that a court determines that such fees are reasonable, (C) may have rights to the payment of any sum as liquidated damages, (D) may exercise sets or similar rights or (E) waives any right or defense; and




                                                                       EXHIBIT N

First Healthcare Corporation
[______________], 1992
Page 5


                    (4) any provisions of the "bulk sales," "bulk transfer" or similar laws of any state or other jurisdiction.

               This letter is furnished to you at the request of the Buyers pursuant to Section 8.05(h) of the Agreement and is solely for your benefit and for the purpose of the consummation of the transactions contemplated by the Agreement. This letter may not be relied upon or used by, and no copy of this letter may be furnished to, any other person or entity or for any other purpose without our express, prior written consent. We disclaim any obligation to update this letter or otherwise to advise you of any matters (including, but not limited to, any subsequently enacted, published or reported laws, rules, regulations or judicial decisions having retroactive effect) which may come to our attention after the date of this letter and which affect any of the opinions expressed in this letter.

                                        Very truly yours,




                                                                       EXHIBIT N